UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

WESTWOOD FUNDS®

Westwood LargeCap Value
Westwood Dividend Growth
Westwood SMidCap Plus
Westwood SMidCap
Westwood SmallCap Value
Westwood MLP and Strategic Energy
Westwood Income Opportunity
Westwood Worldwide Income Opportunity
Westwood Global Equity
Westwood Global Dividend
Westwood Emerging Markets
Westwood Short Duration High Yield
Westwood Opportunistic High Yield
Westwood Market Neutral Income
Westwood Strategic Global Convertibles

Annual Report

October 31, 2015

Investment Adviser:
Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

October 31, 2015

Dear Shareholders:

Worldwide economic concerns involving China, oil, and the role of the U.S. dollar have all played starring roles in an increasingly more volatile marketplace over the past 12 months.

2014 featured turbulence but ended on a positive note

Investors adjusted to an environment not driven by U.S. Federal Reserve (Fed) monetary policy for the first time in six years, resulting in volatility for the final two months of 2014. As 2014 came to a close, investors began to prepare for increases in interest rates and a widening in credit spreads — at the time, no one realized that a year later we would still be waiting for the Fed to raise interest rates.

This environment also created opportunities within the fixed income market. Fixed income produced a positive return as the 10-year Treasury yield began the year at 3.03% and ended 2014 at 2.17%. Ultimately, the combination of still very low interest rates, solid U.S. corporate earnings, and rising domestic economic growth was sufficient to keep investors in a relatively bullish frame of mind.

2015 shapes up to be a year of fits and starts

Despite the announcement of a larger than expected quantitative easing (QE) program in Europe and Fed remarks that led many to believe that interest rates will rise more slowly than expected, U.S. equity investors were generally cautious. Volatility persisted through the end of the 2015 fiscal year, creating a difficult environment for equity investors. Global markets managed to eke out a small increase (as measured by the MSCI All County World Index) as weak commodity prices (especially crude oil), concerns about global economic growth, extreme market losses in China, a choppy earnings season, and uncertainty around timing for a Fed rate increase all contributed to continued higher levels of volatility. China took center stage in the calendar 3rd quarter this year. The People’s Bank of China implemented measures to engineer an orderly deleveraging and stabilization of the stock market, which resulted in Chinese equities experiencing a tumultuous quarter. The unexpected devaluation of the yuan was followed by a combination of reserve requirement and interest rate cuts, resulting in record low lending and deposit rates.

Sector performance

The best performing Russell 3000 sectors for the fiscal year included Consumer Discretionary, Health Care, and Technology. Consumer Discretionary performance was driven by the stimulative effect of lower prices at the pump, Health Care performance benefited from investors’ search for non-cyclical companies with solid earnings growth, and Technology performance rallied after concerns about a sharp downturn were alleviated through a series of strong earnings reports. Energy stocks fared poorly in the face of weak crude oil prices, and Utilities trailed the market due to lackluster earnings growth.

Investor expectations for the Fed’s first interest rate hike since 2009 were delayed throughout the year. Coupon gains partially offset losses from rising yields, resulting in a modest gain for Investment Grade Bonds. Treasuries outperformed corporates during the period as significant corporate bond issuance pushed credit spreads wider. High-Yield ended the year lower as the asset class’s significant exposure to the Energy sector weighed down performance. Default rates however, remained at historic lows.

Focusing on the fundamentals is critical

We expect the current environment, along with increasing differentiation and falling correlations among asset classes, to continue in 2016. The Fed could start raising rates, and because of this prospect, investors have already begun placing a greater focus on company fundamentals such as earnings visibility and cash flow. The need to differentiate securities from a fundamentals perspective becomes even more crucial in this type of environment, which is historically where our process has tended to succeed.

Thank you for your continued trust in our team and strategies. We look forward to reporting to you again in six months.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

A discussion of each fund’s performance during the fiscal year ending October 31, 2015 is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund (the “Fund”) for the periods ended October 31, 2015 was as follows:

	Six Months	2015 Fiscal Year
Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	0.08%	4.00%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	-0.08%	3.73%
Russell 1000 Value Index	-2.29%	0.53%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016.

The Westwood LargeCap Value Fund’s relative outperformance was aided by performance in Technology, Energy, and Consumer Staples. The Technology sector benefited from strong security selection, the Energy sector benefited from both an underweight position and strong stock selection, while the combination of an overweight position and stock selection aided the Consumer Staples sector. Skyworks Solutions was a top performer as the company benefited from growing demand for its semiconductors in internet-ready devices. Increased billing complexity within the telecommunications industry has increased the value proposition for services provider Amdocs. This trend increases switching costs for Amdocs’ customers and improves the company’s growth and free cash flow profile. Favorable trends in the managed care space helped shares of Aetna and Cigna. A wave of consolidation swept through the sector with Aetna acquiring Humana for $37 billion during June 2015 and Anthem buying Cigna for $48 billion in July 2015. Target aided the portfolio’s performance as strategic decisions by the new CEO benefited both customer and investor brand perception. The discontinuation of Canadian operations and a “back to basics” approach to the core domestic business led to an improvement in store traffic and financial returns.

Relative performance was hindered by security selection in the Producer Durables and Consumer Discretionary sectors, as well as an underweight position in the Financial Services sector. Deteriorating program ratings at Viacom caused shares to underperform after earnings expectations were revised downward. Garmin management ramped up spending on its lower margin fitness segment as they are facing increased competition from peers such as Fitbit and Apple, resulting in underperformance. These factors more than offset the favorable trends in their aviation and marine segments. Auto parts supplier BorgWarner underperformed following the U.S. Environmental Protection Agency (EPA) findings that Volkswagen had cheated on U.S. emissions tests and could face a fine upwards of $18 billion. Volkswagen accounts for a significant percentage of BorgWarner sales, but the company’s direct exposure to the emission scandal likely remains limited. WESCO International, an electrical products distributor, was impacted by sluggish construction trends in 2014 and modest industry pricing in 2015. Despite their high returns on capital, the low inflation environment capped pricing power, thereby limiting the potential for margin expansion and near-term earnings growth. The roughly forty percent drop in oil prices dragged down shares of Chevron as investors worried that the lower commodity price environment would limit the firm’s dividend growth. However, management has reined in capital spending and outlined asset divestitures to better streamline the company for this new low-oil environment, while still growing production at a low-teens percentage rate.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood Dividend Growth Fund

The performance of the Westwood Dividend Growth Fund (the “Fund”) for the periods ended October 31, 2015 was as follows:

	Six Months	2015 Fiscal Year
Westwood Dividend Growth Fund (WHGDX)	-1.11%	3.62%
S&P 500 Index	0.77%	5.20%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016.

The Westwood Dividend Growth Fund generated positive absolute return for the year but lagged modestly relative to the index. Global economic growth became increasingly uncertain, while domestically the market dealt with the uncertainty of the timing and level of an eventual hike in the Fed Funds rate, thereby creating an increasingly volatile market.

The strongest performing sectors for the Fund were Technology, Energy, Health Care, and Materials & Processing. A weakening global economy and strengthening U.S. dollar combined to create a weak commodity environment and weak stock prices for Energy and Materials & Processing commodity companies. The Fund was materially underweight both sectors, contributing positively to relative fiscal year performance. In Technology and Health Care, the Fund benefited from positive stock selection. In Technology, Skyworks Solutions and Amdocs were strong contributors. Skyworks’ chip technology has gained content in Apple iPhones, driving growth for the company. Amdocs reported two consecutive strong earnings reports, and management returned capital to shareholders through share repurchases. In Health Care, strong relative performance was driven by our holdings in UnitedHealth Group and Aetna. The managed care industry went through a round of consolidation in 2015, which gave the companies a stronger competitive position and which also revalued the stocks at higher valuations. Aetna and United Health Group remain material positions in the Fund, and both companies continued to generate strong cash flow, which we believe will be returned to shareholders.

The weakest performing sectors included Producer Durables, Consumer Discretionary, and Financial Services. In Financial Services, Invesco and Franklin Resources detracted. Both firms saw outflows in their Fixed Income and International strategies, creating a headwind to revenue growth. In Producer Durables, Union Pacific executed well, but declining energy production could lead to weaker crude rail traffic. We continue to believe the rail network is a long-term competitive advantage for Union Pacific, and valuation is attractive. Weak performance in Meredith and Dillard’s detracted from performance in Consumer Discretionary. Dillard’s operational performance has been consistent with our expectations, but a failed attempt by an activist investor to split off the real estate assets into a Real Estate Investment Trust was viewed negatively by the Street. Meredith’s results were in line with our expectations, but the 2016 earnings guidance was weaker than expected due to slower than expected growth in their magazine business. The Media industry is going through a period of uncertainty as digital distribution is quickly becoming a reality and could mean increased competition and lower margins for content providers due to more consumer choice.

The Fund remains underweight Energy, Materials & Processing, and Utilities on the expectation of higher rates and a stronger dollar. Valuations have become more attractive in these sectors, and we will be looking for opportunities to allocate capital to these sectors. We are overweight the Producer Durables, Technology, and Consumer Discretionary sectors.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund (the “Fund”) for the periods ended October 31, 2015 was as follows:

	Six Months	2015 Fiscal Year
Westwood SMidCap Plus Fund (WHGPX)	-6.21%	0.19%
Russell 2500 Index	-3.93%	1.50%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016.

The SMidCap Plus Fund underperformed the benchmark over the last fiscal year as declining prospects in emerging markets negatively impacted positions within the Producer Durables and Energy sectors.

Stock selection in the Financial Services, Technology, and Consumer Staples sectors contributed to relative performance. Top performing securities include Hospira, which outperformed after Pfizer announced an offer to purchase the company for $90 per share in cash, a nearly 40% premium. j2 Global traded higher after several well-executed quarters and the completion of key acquisitions in Cloud Backup and Security, while Altera rose after Intel announced that it would acquire the company for $54 per share, a 50% premium to the pre-deal price. Equifax investors appreciated operational execution and accelerating top line growth, while Mohawk Industries rose after several quarters of better than expected cost controls and profitability.

Stock selection in Producer Durables and Consumer Discretionary, along with an overweight allocation to Energy, detracted from relative performance. Securities that underperformed included energy names Oasis Petroleum and Bonanza Creek, both of which traded lower as crude oil prices declined. Garmin suffered from competitiveness and pricing pressure in the company’s Fitness segment, while CONSOL Energy traded lower as coal prices dropped precipitously throughout the year. Finally, Halyard Health lagged after quarterly earnings reports highlighted weakness in the company’s Surgical and Infection Protection business.

The modestly positive return of the market over the last year understates increasing market volatility and massive economic rebalancing underway in the global economy. As a reminder, the SMidCap Plus portfolio is constructed from Westwood’s longstanding, fundamentally driven stock selection process. We seek high quality businesses with undervalued free cash flow and quantifiably reasonable downside. At the moment, our largest positions include businesses within Technology, Media, and the U.S. Construction industry, for reasons of recurring revenue stability, pricing power, and market clarity. In contrast, we are underweight in Utilities and REITs, yield-sensitive securities that we believe to be very richly valued. As always, we seek to generate outperformance through bottom up investing within our philosophy of Quality and Value.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund (the “Fund”) for the periods ended October 31, 2015 was as follows:

	Six Months	2015 Fiscal Year
Westwood SMidCap Fund (WHGMX)	-5.65%	0.14%
Russell 2500 Index	-3.93%	1.50%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The SMidCap fund underperformed the benchmark over the last fiscal year as declining prospects in emerging markets negatively impacted positions within the Producer Durables and Energy sectors.

Stock selection in the Technology, Financial Services, and Materials & Processing sectors contributed positively to relative performance. Top performing stocks included j2 Global, which traded higher after several well-executed quarters and the completion of key acquisitions in Cloud Backup and Security. Hospira outperformed after Pfizer announced an offer to purchase the company at a nearly 40% premium, while Equifax investors appreciated operational execution and accelerating top line growth. Amdocs traded up on steady expansion into new growth markets along with a major asset acquisition in the Billing Services space. Finally, AVG Technologies traded higher after several earnings reports highlighted substantial user growth and the strength of the company’s transition to a subscription revenue model.

Stock selection in the Producer Durables, REIT, and Consumer Discretionary sectors detracted from relative performance. Individual detractors included two energy companies, Bonanza Creek Energy and Oasis Petroleum, each of which had exposure to declining crude oil commodity prices. Halyard Health came under pressure after quarterly earnings reports highlighted weakness in the company’s Surgical and Infection Protection business. Darling Ingredients traded lower due to weakness in Agriculture, and finally Rent-A-Center posted soft results from a combination of an inventory write down in the company’s new smartphone business along with declining same store sales in its core segment.

The modestly positive return of the market over the last year understates increasing market volatility and massive economic rebalancing underway in the global economy. As a reminder, the SMidCap portfolio is constructed from Westwood’s longstanding, fundamentally driven stock selection process. We seek high quality businesses with undervalued free cash flow and quantifiably reasonable downside. At the moment, our largest positions include businesses within the U.S. Construction industry, Technology, and Media sectors, for reasons of market clarity, recurring revenue stability, and pricing power. In contrast, we are underweight in Utilities and REITs, yield-sensitive securities that we believe to be very richly valued. As always, we seek to generate outperformance through bottom up investing within our philosophy of Quality and Value.

Westwood SmallCap Value Fund

The performance of the Westwood SmallCap Value Fund (the “Fund”) for the periods ended October 31, 2015 was as follows:

	Six Months	2015 Fiscal Year
Westwood SmallCap Value Fund (WHGSX)	-4.37%	-0.87%
Russell 2000 Value Index	-4.83%	-2.88%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016.

During the fiscal year, the Russell 2000 Value Index was down 2.88% as the Energy, Materials & Processing, and Producer Durables sectors lagged. Consumer Staples, Health Care, and Financial Services posted strong gains and outperformed during the period.

The Westwood SmallCap Value Fund’s relative outperformance was aided by positive security selection, particularly in the Consumer Discretionary, Materials & Processing, and Financial Services sectors. Lithia Motors was a top contributor as the auto dealer benefited from continued strength of domestic auto sales, solid execution, and accretion from the 2014 acquisition of DCH Auto Group. Shares of Heartland Payment Systems rose on accelerating revenue growth driven by strong processing volume growth at small and mid-sized merchants and healthy new customer bookings. Improved underwriting and favorable reserve development propelled shares of Employers Holdings higher. Other top contributors included CyrusOne, which benefited from increasing demand for data center services, and PrivateBancorp, which continued to gain share in the Chicago market driven by the strength of its middle market commercial lending platform.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The Producer Durables sector was the largest detractor from relative performance due to the portfolio’s overweight and security selection. An overweight in Energy, the worst performing sector in the Russell 2000 Value, and selection in Health Care also hurt relative performance. The precipitous decline in the price of crude oil negatively impacted the performance of our Energy and energy-related stocks, including Bonanza Creek Energy and CONE Midstream Partners. While CONE Midstream Partners does not have direct exposure to commodity prices, the MLP traded down on the reduced drilling plans at CONSOL Energy and Noble Energy. As sponsor of CONE Midstream Partners, lower capital spending could result in lower production and ultimately lower volumes through CONE’s gathering and pipeline assets. Exposure to the oil and gas industry also weighed on shares of Rush Enterprises. As one of the largest Class 8 truck dealers serving the oil and gas industry, the company experienced reduced demand, which hampered an otherwise healthy truck market. Roadrunner Transportation Systems traded lower after reporting disappointing third quarter results due to softening demand from customers in select industrial end markets. Finally, Rent-A-Center underperformed as it posted soft results from a combination of an inventory write down in the company’s new smartphone business and declining same store sales in its core segment.

Westwood MLP and Strategic Energy Fund

The performance of the Westwood MLP and Strategic Energy Fund (the “Fund”) for the period ended October 31, 2015 was as follows:

	Six Months	Cumulative Since Inception*
Westwood MLP and Strategic Energy Fund (WMLPX)	-26.17%	-22.13%
Alerian MLP Index	-24.43%	-24.60%
*	Inception date is December 29, 2014

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Energy equities struggled in sympathy with commodity prices over the past year, and Master Limited Partnerships (MLPs) underperformed several sectors. Utilities provided varying degrees of ballast in the portfolio but encountered volatility as observers awaited the first rate hike from the Federal Open Market Committee (FOMC) in almost a decade.

From inception through October 31, 2015, the Fund fell 22.13% on a total return basis compared to the Alerian MLP Index loss of 24.60%. Over the same period, the Philadelphia Utilities Index lost 10.1%, and the S&P 500 Index rose 1.2%.

Softness in crude oil and natural gas pricing together explain the majority of the asset class weakness. Investors required higher returns for holding assets exposed to energy market dynamics, causing risk premiums to grow larger. The cost of capital rose, as well, leaving some concerned that distribution growth rates for both MLPs and their General Partners would need to moderate in the face of a more challenging capital market environment. Expansion projects came to the forefront of management conversations as the size and length of midstream growth backlogs can be sensitive to the size and length of customer drilling programs. As appetite for new MLP paper waned, we chose to underweight or avoid MLPs with larger near-term financing needs. Management teams began looking beyond expansion projects to unlock value, creating merger and acquisition activity. The possibility of additional “roll-up” transactions similar to Kinder Morgan in 2014 also materialized. In November 2014, Targa Resources Corp. agreed to acquire Targa Resources Partners. This would eliminate incentive distribution rights and improve cost of capital while streamlining the corporate structure. Share buybacks have also surfaced as potential opportunities to create value and enhance distribution coverage ratios.

Valero Energy Partners has been among our best performers. Management accelerated its strategy early in 2015 to target $1 billion in asset drop downs from the parent. Management also revised upward the size of the drop down inventory mid-year and reiterated a distribution growth target of 25% per year through 2017. Williams Partners received a bid from its parent, The Williams Companies. We decided to take our profits in Williams Partners and move on. Energy Transfer Equity

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

later announced plans to combine with The Williams Companies, contingent on the breakup of the Williams Partners bid. At the end of September, this proposal was confirmed; both target and acquirer were owned in the portfolio. The announcement was initially not well received as some observers were dissatisfied with deal terms and $6 billion in new debt financing. Plains All American, a crude-levered enterprise, was a drag as a springtime rally in crude oil faded and management warned growth could be muted until as late as 2017.

The search for clarity into the length and depth of the current commodity price decline has led some to suggest equity valuations fell too far, too fast. As valuations approach multi-year lows, we largely agree. Whether a company is a midstream service provider, upstream producer, or utility, our attention is focused on attractively valued companies that have irreplaceable assets, deliver accretive returns, and have top tier management teams. Our bias remains toward well-capitalized companies with visible growth and limited external financing needs. We look for 2016 to be a transition year for energy commodities, especially crude oil, as demand is expected to remain positive and supply slowly rationalizes.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund (the “Fund”) for the periods ended October 31, 2015 was as follows:

	Six Months	2015 Fiscal Year
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	-1.97%	-0.72%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	-2.18%	-1.05%
Citigroup 10-Year Treasury Index	-0.02%	3.57%
Citigroup 3-Month Treasury Bill Index	0.01%	0.02%
S&P 500 Index	0.77%	5.20%
FTSE NAREIT Index	2.87%	5.35%
25/25/25/25 Blended Benchmark Index**	1.07%	3.85%
*	Without sales charge
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016.

The Westwood Income Opportunity Fund’s Preferred Stock, Common Stock, and Real Estate Investment Trust (REIT) holdings were the top contributing asset classes to performance. Interest rate-sensitive securities such as Preferred Stocks and REITs benefited from both a flatter yield curve and a decline in yields. Global growth concerns and a substantial weakening in energy prices both contributed to a decline in the 10-Year U.S. Treasury yield from 2.31% to 2.14%. While the portfolio’s Common Stocks contributed positively to performance, our focus on high quality, dividend-paying, value-oriented stocks was a drag relative to the overall equity markets as value stocks significantly lagged growth stocks.

General Electric’s equity benefited from several steps taken toward returning the company to its industrial roots. The company is shrinking GE Capital, which includes the sale of almost all of its real estate portfolio, and the proceeds will go toward a newly authorized $50 billion share buyback program. Additionally, in early October, a well-known activist investor announced a $2.5 billion stake in the company’s shares, buoying investor sentiment. Shares of General Mills performed well as the company’s U.S. retail segment posted a nice inflection in growth with broad improvement across multiple categories. Additionally, M&A activity among peers in the packaged food space – most notably the announcement in March of Heinz’s merger with Kraft – also helped provide valuation support to General Mills’ shares. Similarly, Hartford Financial Services Group benefited from speculation that the insurer could be acquired by a rival following an announcement in July that ACE had agreed to acquire Chubb in a $28 billion blockbuster deal.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

The Fund’s Energy and energy-related holdings, including Plains All American Pipeline, Williams Partners, Western Gas Partners, Enterprise Product Partners, and Kinder Morgan, were among the top detractors from performance. Crude oil prices declining over 40% during the period created substantial weakness in the energy market.

The Income Opportunity team continues to focus on income-producing securities, especially those that offer the benefit of potential capital appreciation driven by earnings or distribution growth. Although our research process identifies opportunities across various asset classes, we are currently finding the most attractive investment opportunities in high quality, dividend-paying equities, MLPs, and preferred securities. The decline in crude oil prices has pressured the Energy sector. But, we have been, and will continue to be, opportunistically investing in high quality names that we believe are undervalued, particularly in the MLP space. We maintain limited exposure to government bonds as yields remain at extremely low levels, and the majority of our fixed income holdings are in high quality corporate bonds, which offer higher yields. We will also look for an increase in interest rates, combined with a widening in credit spreads, to create opportunities within the fixed income market. Our higher-than-normal cash position has served as a cushion against market volatility and we believe gives us the ability to acquire assets at more attractive levels as interest rates normalize.

Westwood Worldwide Income Opportunity Fund

The performance of the Westwood Worldwide Income Opportunity Fund (the “Fund”) for the period ended October 31, 2015 was as follows:

Cumulative Since Inception*
Westwood Worldwide Income Opportunity Fund (WWIOX)	-4.12%
MSCI World Index	-3.38%
FTSE/EPRA NAREIT Developed Index	-1.73%
Barclays Global Treasury G-7 Index	0.06%
Citigroup 3-Month Treasury Bill Index	0.01%
25/25/25/25 Blended Benchmark Index**	-1.11%
*	Inception date is May 1, 2015.
**	25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Barclays Global Treasury G-7 Index, 25% Citigroup 3-Month Treasury Bill Index.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

U.S. dollar-denominated Preferred Stock was the top contributing asset class to the Westwood Worldwide Income Opportunity Fund’s performance, as U.S. interest rate-sensitive assets performed relatively well. SAP’s shares, which were the top individual contributor, rallied strongly in October after the company reported third quarter results that beat expectations. Importantly, investors grew more comfortable with SAP’s cloud transition story, which is noteworthy given the recent difficulties some of its peers have had navigating the same transition. Operating trends at SEGRO have been solid, with low vacancy levels and improving rents. While the company’s shares were among the top contributors to the Fund’s performance, the gain was largely consistent with that of the overall U.K. REIT market. General Electric’s shares benefited from several steps taken toward returning the company to its industrial roots. The company is shrinking GE Capital, which includes the sale of almost all of its real estate portfolio, and the proceeds will go toward a newly authorized $50 billion share buyback program. Additionally, in early October, a well-known activist investor announced a $2.5 billion stake in the company’s shares, buoying investor sentiment.

The Fund’s Master Limited Partnership (MLP) and Common Stock holdings were the worst-performing asset classes. Energy and energy-related holdings, including Kinder Morgan, Plains All American Pipeline, Western Gas Partners, and Spectra Energy, were particularly hard hit due to substantial weakness in crude oil prices. The Fund’s Common Stock holdings

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
(Unaudited)

modestly underperformed global developed equities, largely as a result of our focus on high quality, value-oriented stocks, which significantly lagged growth stocks.

The Worldwide Income Opportunity team continues to focus on income-producing securities, especially those that offer the benefit of potential capital appreciation driven by earnings or distribution growth. Although our research process identifies opportunities across various asset classes, we are currently finding the most attractive investment opportunities in high quality, dividend-paying equities and preferred securities. The decline in crude oil prices has pressured the Energy sector. But, we have been, and will continue to be, opportunistically investing in high quality names that we believe are undervalued, particularly in the MLP space. We maintain limited exposure to government bonds as yields remain at extremely low levels. We will also look for an increase in interest rates, combined with a widening in credit spreads, to create opportunities within the fixed income market. Our higher-than-normal cash position has served as a cushion against market volatility and gives us the ability to acquire assets at more attractive levels as interest rates normalize.

Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund (the “Fund”) for the periods ended October 31, 2015, was as follows:

	Six Months	2015 Fiscal Year
Westwood Global Equity Fund (WWGEX)	-6.12%	-2.71%
MSCI All Country World Index	-4.51%	0.50%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

Global equity markets remained volatile amid renewed growth concerns and disappointing China economic data. Widespread panic-selling across most regions, particularly in emerging markets, resulted in some of the worst trading losses since the financial crisis of 2008. Crude oil prices declined below USD $50 per barrel for the first time in ten years due to oversupply and demand concerns, and gold prices rose slightly as investors sought safety. The U.S. economic recovery continued to strengthen, while the Euro region Purchasing Manager Index (PMI) and consumer spending indicators all continued to show gradual improvement. Japan remained on its stimulus path as economic growth remains muted, but positive.

The Westwood Global Equity Fund underperformed from relative sector allocation and security selection, particularly in Health Care, Consumer Discretionary, and Information Technology. On a regional basis, an underweight to the U.S. and overweight Emerging Markets detracted, however we continue to use a bottom-up approach to investing in high quality, growth companies that we believe are reasonably priced.

Overweight allocation and negative security selection led to detraction in Industrials. Copa Holdings, a Panama-based Latin American airline, led detractors due to weaker than expected earnings results. U.S. manufacturer of power generation equipment and products Generac and power equipment manufacturer Schneider of France also detracted. Positive contribution was seen from security firm Raytheon Company and industrial technology supplier Honeywell.

In Consumer Discretionary, BEC World of Thailand detracted due to uncertainty in domestic growth and advertising spending. Samsonite International and Hanon Systems also detracted due to expected near-term weakness in earnings. Persimmon, a real estate developer with diversified projects, and services provider Informa from the U.K. were both top contributors.

The unexpected merger of H.J. Heinz Co. and Kraft Foods was the main contributing factor for positive relative performance from Consumer Staples. Shares of Kraft Foods surged by almost 48% following the announcement of the USD

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$40 billion deal in March. Other holdings that contributed included Mondelez International, and Anheuser-Busch InBev, the world’s largest brewer, which was the subject of merger speculation with rival SABMiller. Thai Union Group was a notable detractor as the company continues to integrate the acquisition of Bumble Bee in the U.S.

Other contributors included Microsoft Corporation and Nippon Telegraph. Detractors included Tenaris, PTT Exploration and Production, and Lenovo.

Investors remain cautious, but the outlook for global markets continues to improve as the European recovery gains traction and the U.S. recovery strengthens. Headwinds from a lack of European domestic growth momentum, stagnant private sector earnings growth, and the persistence of political and populist-based opposition to austerity measures and structural reforms all threaten to undermine the benefits of the ECB injection of Quantitative Easing (QE). U.S. economic data is generally positive, but the timing of U.S. Federal Reserve (Fed) tightening remains in question. Emerging Markets remain an important incremental source of both demand and supply outsourcing for developed market companies. We expect a more moderate domestic growth environment in those markets this year, as authorities have implemented a range of policy tools to support domestic growth. The growing divergence in growth prospects and economic performance of global equities should present new opportunities for investors through prudent allocation and stock selection. As long-term, bottom-up investors, we remain focused on the fundamental attributes of companies such as earnings and dividend growth, margins, and operating efficiency in order to identify companies that have the competitive advantage and ability to survive throughout the market cycle.

Westwood Global Dividend Fund

The performance of the Westwood Global Dividend Fund (the “Fund”) for the periods ended October 31, 2015, was as follows:

	Six Months	2015 Fiscal Year
Westwood Global Dividend Fund (WWGDX)	-6.16%	-1.60%
MSCI All Country World Index	-4.51%	0.50%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

Global equity markets remained volatile amid renewed growth concerns and disappointing China economic data. Widespread panic-selling across most regions, particularly in emerging markets, resulted in some of the worst trading losses since the financial crisis of 2008. Crude oil prices declined below USD $50 per barrel for the first time in ten years due to oversupply and demand concerns, and gold prices rose slightly as investors sought safety. The U.S. economic recovery continued to strengthen, while the Euro region Purchasing Manager Index (PMI) and consumer spending indicators all continued to show gradual improvement. Japan remained on its stimulus path as economic growth remains muted, but positive.

The Westwood Global Dividend Fund was adversely impacted by an underweight allocation to Consumer Discretionary and Information Technology. On a regional basis, an underweight to the U.S. and an overweight to Emerging Markets also negatively impacted the Fund. Allocations are based on our focus on high quality, dividend paying companies that are reasonably priced.

Security selection was a key driver of detraction in Consumer Discretionary. SKY Network in New Zealand, a pay-television operator, detracted as the company reported weak revenue guidance from lower subscriber growth. BEC World of Thailand detracted due to uncertainty in domestic growth and advertising spending.

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Information Technology detracted primarily from security selection and partly from a relative underweight allocation. Lenovo Group traded lower as the company announced a significant restructuring to reduce operating expenses, but the company maintains a dominant share of the global PC market despite a secular weakness in industry demand. ASM Pacific Technology detracted as new order bookings were lower than expected in the current weaker demand environment; however, the company continued to gain market share with the introduction of new products. Microsoft Corp. and Samsung Electronics contributed, while Texas Instruments was also positive following announcements of a new share buyback program worth up to USD $7.5 billion and of the company’s intentions to raise its quarterly cash dividend.

Financials contributed to the portfolio, led by European holdings German insurance company Hannover Ruck SE, wealth management firm UBS Group, and real-estate company Unibail-Rodamco. U.S. holdings ACE Limited, a specialty and re-insurance company, and JP Morgan Chase were also positive. Brazil insurance company BB Seguridade detracted as investors believed that a deceleration in growth of premiums and new contract volumes would occur given the tougher economic conditions in Brazil.

Other contributors in the portfolio included Kraft Heinz Company. Shares of Kraft Foods surged by almost 48% following the announcement of a USD $40 billion merger deal between H.J. Heinz Co. and Kraft Foods. SmarTone, Mondelez International, and Raytheon contributed, while Copa Holdings, Freeport-McMoRan, BB Seguridade, and MTN Group detracted.

Investors remain cautious, but the outlook for global markets continues to improve as the European recovery gains traction and the U.S. recovery strengthens. Headwinds from a lack of European domestic growth momentum, stagnant private sector earnings growth, and the persistence of political and populist-based opposition to austerity measures and structural reforms all threaten to undermine the benefits of the ECB injection of Quantitative Easing (QE). U.S. economic data is generally positive, but the timing of U.S. Federal Reserve (Fed) tightening remains in question. Emerging Markets remain an important incremental source of both demand and supply outsourcing for developed market companies. We expect a more moderate domestic growth environment in those markets this year, as authorities have implemented a range of policy tools to support domestic growth. The growing divergence in growth prospects and economic performance of global equities should present new opportunities for investors through prudent allocation and stock selection. As long-term, bottom-up investors, we remain focused on the fundamental attributes of companies such as earnings and dividend growth, margins, and operating efficiency in order to identify companies that have the competitive advantage and ability to survive throughout the market cycle.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund (the “Fund”) for the periods ended October 31, 2015, was as follows:

	Six Months	2015 Fiscal Year
Westwood Emerging Markets Fund – Institutional Shares (WWEMX)	-18.91%	-17.09%
Westwood Emerging Markets Fund – A Class Shares (WWEAX)*	-18.93%	-17.24%
MSCI Emerging Markets Index	-17.55%	-14.22%
*	Without sales charge.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

Global equity markets remained volatile, and Emerging Markets (EM) underperformed the developed world. Disappointing trade and economic data from China triggered a deterioration in global growth prospects. Currency valuations reached some of the lowest levels since 1993 amidst ongoing uncertainty regarding U.S. Federal Reserve (Fed) policy and domestic growth concerns across most EM countries. Crude oil prices remained weak at under USD $50 per barrel due to oversupply and demand concerns.

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In these challenging times, the Westwood Emerging Markets Fund remained fully invested in companies that have met our vigorous quality-screening process. Despite recent performance challenges, we believe that the portfolio is well positioned for growth throughout the market cycle.

An underweight allocation and security selection led to detraction in the Information Technology sector. Samsung Electronics detracted primarily from an underweight allocation but was a positive contributor to portfolio returns. The company reported solid 3Q15 results with market share gains across all business segments and significant cash returns to shareholders from a higher dividend payout ratio and share buybacks. ASM Pacific Technology detracted as new order bookings were lower than expected in the current weaker demand environment; however, the company continued to gain market share with the introduction of new products. Lenovo Group traded lower as the company announced a significant restructuring to reduce operating expenses, but the company maintains a dominant share of the global PC market despite a secular weakness in industry demand. Largan Precision, the manufacturer of plastic lenses used in smartphones, detracted amid concerns of market share loss at Apple and overall smartphone demand deterioration. However, Largan continued to dominate in the industry with a strong product lineup that helped it achieve a 33% year over year growth in revenue.

Domestic growth concerns and a contraction in credit demand continued to weigh on companies in the Financials sector. Kasikornbank detracted as profits have missed consensus recently with the ongoing political uncertainty in Thailand. But, the bank is a solid franchise amid an improvement in macroeconomic conditions with ongoing reforms and infrastructure spending investments that will be implemented this year. Financial stocks in Brazil detracted as the broader economy continues to experience a slowdown, compounded by weakness in the local currency. BB Seguridade is an insurance company that is poised to benefit from the long-term demand and penetration of insurance products in Brazil fueled by the growth of the middle class. Cielo is a payments processing firm that earns a healthy recurring income for transactions through vendors. Contributors were led by AIA Group, an insurance firm with exposure throughout the ASEAN region, and China Overseas Land & Investment, a real estate developer.

Positive contribution in Consumer Staples was derived from an overweight allocation and security selection. Cosmetics manufacturer and distributor Korea Kolmar was the biggest contributor. The company continued to achieve strong sales and earnings growth through increased domestic sales and exports, particularly to China. SAB Miller jumped over 20% following an initial acquisition proposal by ABI Ambev in late September. Mexican holdings Kimberly-Clark and Wal-Mart contributed as consumer spending remained positive.

Other top contributors in the portfolio included Randgold Resources, Turkiye Petrol Rafinerileri, and CT Environmental. Detractors included Petrobras and Banco Bradesco in Brazil, Copa Holdings, MTN Group, and Genomma Lab. We will continue to monitor these holdings based on both recent developments and our long-term investment horizon.

Recent market turbulence has understandably raised concerns regarding the outlook for emerging markets and, in particular, China. Domestic growth concerns within EM economies persist, but authorities have introduced long-term reforms and short-term stimulus measures to support growth and defend currencies. Earnings, for at least the last three years, remain far steadier than recent price action suggests. While macroeconomic conditions are important to our analysis, we continue to focus on the fundamental attributes of companies such as earnings growth, margins, and operating efficiency in order to understand a company’s ability to survive throughout the market cycle. In times of market disaggregation, we remain focused on ensuring that risk controls are prevalent throughout our disciplined investment process.

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Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund (the “Fund”) for the periods ended October 31, 2015, was as follows:

	Six Months	2015 Fiscal Year
Westwood Short Duration High Yield Fund – Institutional Shares (WHGHX)	-1.75%	-1.83%
Westwood Short Duration High Yield Fund – A Class Shares (WSDAX)*	-1.87%	-1.98%
BofA Merrill Lynch U.S. High Yield Index†	-3.51%	-2.05%
*	Without sales charge.
†	The BofA Merrill Lynch U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2016. In the absence of current fee waivers, total return and yield would be reduced.

Over the 12-month period ending October 31, 2015, markets exhibited bouts of volatility in response to shifting global risks, central bank policy, and the timing of U.S. interest rate hikes. Slowing economic growth within developed markets and China, along with deflationary pressures coinciding with a rapid decline in energy and commodity prices, prompted large-scale stimulus responses from central banks, including the European Central Bank (ECB), Bank of Japan (BOJ), and People’s Bank of China (PBOC). A stronger U.S. dollar, however, highlighted divergent U.S. policy seeking to remove accommodation, as attention turned to the Federal Open Market Committee’s (FOMC) careful communication on the delayed timing and slower pace of interest rates hikes. West Texas Intermediate (WTI) Crude Oil prices declined 42.2% from $80.54 per barrel to end the period at $46.59. The U.S. Dollar Index rose 11.5%, and the yield curve flattened with the 2-year Treasury up 28 basis points (bps) to 0.74% and the 10-year lower by 18 bps to 2.15%.

The BofA Merrill Lynch U.S. High Yield Index returned -2.05%, credit spreads widened by 158 bps to 586 bps, and the average yield-to-worst was higher by 1.60% to 7.39%. High yield underperformed investment grade corporates (as represented by the BofA Merrill Lynch U.S. Corporate Index) as well as large and small cap equities (as represented by the S&P 500 and Russell 2000 indices). In high yield, performance was mixed across credit qualities and sectors. By quality, BB rated credit outperformed while single-Bs and CCCs lagged. By sector, Consumer Goods was the top performer with a 7.39% return, while Energy was the bottom performer, returning -17.93%. The Short Duration subset was negatively impacted as well during the challenging 12-month period, with the Fund posting similar though modestly better returns than the overall high yield market.

The Fund closed the year ended October 31, 2015 with 296 bond holdings, representing 213 issuers. This is nearly flat with last year. The largest position was Emdeon Inc. 11% notes due 2019, which represented a 0.75% holding in the Fund. We believe diversification of holdings is integral for this strategy and helps to reduce risk. As of October 31, 2015 the Fund had approximately 75% of the broad high yield market’s yield-to-worst and just under 40% of the broad market duration-to-worst (as measured by the BofA Merrill Lynch U.S. High Yield Index).

Approximately 40% of the holdings had maturities of less than three years, with the other 60% having longer maturities but trading to expected early take-outs inside this three-year period. This is nearly a 10% swing in favor of the former group, and while the group typically has a lower yield than the overall portfolio, we recognize the value of holding more nearer-outright-maturity securities in volatile times as a way to reduce volatility and limit price declines associated with duration extension.

High coupon income from portfolio holdings was offset by capital losses, largely from energy-related holdings. The top three positive contributors to overall returns were Calumet Specialty Products 9.625% of 2020, Landry’s 9.375% of 2020, and

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Emdeon Inc. 11% of 2019. The bottom contributors to returns were all in the Energy sector – Swift Energy 8.875% of 2020, Linn Energy 8.625% of 2020, and Sabine Oil & Gas 9.75% of 2017. We have reduced exposure in Energy to just 5% of portfolio holdings as of October 31, less than half the year ago figure.

The refinancing cycle has picked up, and we expect it to be strong into the holidays. This has already begun to translate into increased portfolio turnover. We can use this natural cash generation to take advantage of a changing yield curve as speculation grows of a Fed rate hike later this year. We expect to continue to benefit from security selection and portfolio diversification, using market volatility to opportunistically add attractively priced positions to the Fund.

Westwood Opportunistic High Yield Fund

The performance of the Westwood Opportunistic High Yield Fund (the “Fund”) for the periods ended October 31, 2015, was as follows:

	Six Months	Cumulative Since Inception*
Westwood Opportunistic High Yield Fund – Institutional Shares (WWHYX)	-2.86%	-0.55%
Westwood Opportunistic High Yield Fund – Ultra Shares (WHYUX)	-2.84%	-0.61%
BofA Merrill Lynch U.S. High Yield Index	-3.51%	0.14%
*	Inception date is December 29, 2014.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

Over the 12-month period ended October 31, 2015, markets exhibited bouts of volatility in response to shifting global risks, central bank policy, and the timing of U.S. interest rate hikes. Slowing economic growth within developed markets and China, along with deflationary pressures coinciding with a rapid decline in energy and commodity prices, prompted large-scale stimulus responses from central banks, including the European Central Bank (ECB), Bank of Japan (BOJ), and People’s Bank of China (PBOC). A stronger U.S. dollar, however, highlighted divergent U.S. policy seeking to remove accommodation, as attention turned to the Federal Open Market Committee’s (FOMC) careful communication on the delayed timing and slower pace of interest rates hikes. West Texas Intermediate (WTI) Crude Oil prices declined 42.2% from $80.54 per barrel to end the period at $46.59. The U.S. Dollar Index rose 11.5%, and the yield curve flattened with the 2-year Treasury up 28 basis points (bps) to 0.74% and the 10-year lower by 18 bps to 2.15%.

During the period, the BofA Merrill Lynch U.S. High Yield Index returned -2.05%, credit spreads widened by 158 bps to 586 bps, and the average yield-to-worst was higher by 1.60% to 7.39%. High yield underperformed investment grade corporates (as represented by the BofA Merrill Lynch U.S. Corporate Index) as well as large and small cap equities (as represented by the S&P 500 and Russell 2000 indices). In high yield, performance was mixed across credit qualities and sectors. By quality, BB rated credit outperformed while single-Bs and CCCs lagged. By sector, Consumer Goods was the top performer with a 7.39% return, while Energy was the bottom performer, returning -17.93%.

Following its inception in December 2014 and subsequent growth in investible assets, the newly launched Westwood Opportunistic High Yield Fund approached its optimal portfolio configuration during the first half of 2015. The Fund participated in attractive new issuances while also being opportunistic within more speculative segments of the market and deploying cash to more finely tune targeted portfolio positioning.

Performance for the Fund remains on track with its objective, which seeks to maximize total return through a high level of current income and capital appreciation. Top contributors to performance for the 10 months since inception include Nature’s Bounty 9.0% notes of 2018 and Sun Products 7.75% notes of 2021 within the Consumer Staples sector and environmental services company Casella Waste Systems 7.75% notes of 2019. Bottom contributors to performance include satellite

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(Unaudited)

telecommunications provider Intelsat 7.75% notes due 2021, and within Energy, Penn Virginia Resources 7.25% notes due 2019 and Breitburn Energy Partners 7.875% notes due 2020.

The Fund ended October with 311 holdings representing 261 issuers, having diversified significantly since its launch in December 2014. The largest position, Casella Waste Systems 7.75% notes due 2019, represented 1.24% of the portfolio, and the top five positions represented 4.30%. The Fund had a yield-to-worst of 6.88%, which was 0.51% below the index, and a duration-to-worst of 3.8 years, which was 0.2 years shorter than the index.

Looking forward, the Fund expects to invest cash flows into targeted new debt issuance of companies that are believed to be well positioned relative to cyclical and secular risks, that have management teams with credible execution strategies, and that maintain substantial financial flexibility to weather volatile capital markets.

Westwood Market Neutral Income Fund

The performance of the Westwood Market Neutral Income Fund (the “Fund”) for the period ended October 31, 2015, was as follows:

Cumulative Since Inception*
Westwood Market Neutral Income Fund – Institutional Shares (WMNIX)	1.38%
Westwood Market Neutral Income Fund – Ultra Shares (WMNUX)	1.40%
Citigroup 1-Month Treasury Bill Index	0.00%
*	Inception date is May 1, 2015.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

The broader liquid alternatives investment category had mixed returns over the past six months. The increased volatility in the global markets over the summer months added to a wider dispersion in returns for the last six months. The Credit Suisse Liquid Alternatives Beta Index declined 1.28% for the six months ended October 31, while the IQ Hedge Market Neutral Tracker ETF was lower by 1.75% over the same period.

The Westwood Market Neutral Income Fund Institutional Shares had solid performance since its May 1, 2015 inception, gaining 1.38%. The two principal strategies of the Fund are a short duration income and a convertible arbitrage strategy. During the period, the short duration income segment was a slight negative. Credit spreads widened in the summer months as volatility rose across the capital markets. The convertible arbitrage portion of the Fund was slightly additive to performance as volatility increased. Finally, tail hedging strategies are employed to protect the Fund from large, adverse shifts in the global markets. During the period, the Fund had Put option positions in the iShares China Large Cap ETF (FXI), SPDR Barclays High Yield Bond ETF (JNK), and the Russell 2000 Index, as well as a VIX Call spread. All of these positions protected the Fund during the latest “risk-off” move.

As discussed above, this Fund is made up of various components that try to extract value. The short duration income portion is made up of short duration, global convertible bond securities, where the Fund is looking to capture yield in names where we have confidence in their credit rating. Given the short duration, we would expect this portion of the Fund to hold up relatively well as interest rates rise in the United States through the coming year. The convertible arbitrage portion targets global convertible bonds that trade below fair value while also selling the related equity exposure of the convertible, also known as shorting stock. The convertible arbitrage strategy is trying to capture the move towards fair value of the convertible position, as well as participate in the volatility of the stock that is sold as a hedge. Finally, the tail hedging strategy is used to protect against the downside in a “risk-off” environment. With shifting monetary policies across the globe and continued concerns about the rate of the global recovery, we would expect this Fund to offer some protection from increased volatility and modestly higher interest rates in the U.S.

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Westwood Strategic Global Convertibles Fund

The performance of the Westwood Strategic Global Convertibles Fund (the “Fund”) for the period ended October 31, 2015, was as follows:

Cumulative Since Inception*
Westwood Strategic Global Convertibles Fund (WSGCX)	-2.20%
Thomson Reuters Global Focus Convertible Bond Index	-2.07%
*	Inception date is May 1, 2015.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2017. In the absence of current fee waivers, total return and yield would be reduced.

The global convertible market held up well over the past six months. With global equities down by 3.65% (MSCI World Index) from May 1 through Oct 31, the Thomson Reuters Global Focus Convertible Bond Index was lower by only 2.07%. This is a participation rate of approximately 56%, in line with return expectations relative to equities. Over the same time period, the Barclays Global Credit Index was lower by 1.57%.

The Westwood Strategic Global Convertibles Fund performed roughly in-line with the Thomson Reuters Global Focus Convertible Bond Index since the Fund’s May 1, 2015 inception. Top down factors detracted from performance during the period. The Fund’s delta position, or sensitivity to global equity markets, was above that of the benchmark, creating a drag as stocks sold off around the globe during the calendar third quarter 2015. Regional positioning was a slight negative, as well. An overweight to the underperforming U.S. market and an underweight to outperforming Europe also clipped returns.

Overall security selection was generally positive. Our position in Terumo Corp. was up considerably. The manufacturer of medical equipment posted excellent results on the back of its catheter and neurovascular divisions. Nvdia Corp. has also been a strong contributor. The producer of graphics processers has posted sales and profits ahead of expectations, driving stock and convertible returns up. Finally, avoiding SunEdison, the alternative energy provider, helped out on a relative basis as the company has been under extreme pressure due to capital constraints and business model questions. Detracting from performance was an overweight position in NXP Semiconductor. The company lowered revenue and earnings guidance for the next quarter as channel inventories needed to be purged ahead of their upcoming merger with Freescale Semiconductor. We still very much like this investment and expect a recovery ahead as synergies of the merger are realized. We also saw a performance drag from positions in Air France, due to a poor profit outlook, and SolarCity, which was hurt by a selloff in Alternative Energy and negative forward earnings guidance.

Sincerely,

The Investment Team

The Westwood Funds

This represents the managers’ assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing involves risk including possible loss of principal.

To determine if a Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-866-454-0738. Read the prospectus carefully before investing or sending money.

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Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that a Fund will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investment in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. The Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk and interest rate fluctuations. Diversification does not protect against market loss.

The Westwood Funds are distributed by SEI Investments Distribution Co., which is not affiliated with the Advisor or any other affiliate.

THE ADVISORS’ INNER CIRCLE FUND

Definition of the Comparative Indices & Key Terms

Alerian MLP Index is the leading gauge of large and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, includes 50 prominent companies and captures approximately 75% of available market capitalization.

Average Coupon is the dollar-weighted average interest rate, expressed as a percentage of face value, paid on the securities held by a bond portfolio.

BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

Citigroup 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

Credit Suisse Liquid Alternatives Beta Index reflects the combined returns of the individual Liquid Alternative Beta strategy indices – Long/Short, Event Driven, Global Strategies, Merger Arbitrage and Managed Futures – weighted according to their respective strategy weights in the Credit Suisse Hedge Fund Index.

Duration to Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

IQ Hedge Market Neutral Trade ETF seeks to track, before fees and expenses, the performance of the IQ Hedge Market Neutral Index. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk. These strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market cap, region and country.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Philadelphia Utilities Index is an index composed of geographically diverse public U.S. utility stocks.

THE ADVISORS’ INNER CIRCLE FUND

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Thompson Reuters Global Focus Convertible Index measures the size and performance of the convertibles asset class, and is one of the most widely used convertible bond benchmark internationally. It is a market capitalization-weighted, total-return index. They do not impose any currency, regional or sectoral weights, and do not have a fixed number of constituents.

USD is the United States Dollar

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	4.00%	14.84%	12.56%	6.75%
A Class Shares with sales charge	-1.49%	12.62%	11.13%	4.18%
A Class Shares without sales charge	3.73%	14.55%	12.28%	4.87%
Russell 1000 Value Index	0.53%	14.52%	13.26%	5.45%

*	Institutional Shares commenced operations on June 28, 2006. A Class Shares commenced operations on December 31, 2007. The Russell 1000 Value Index annualized inception to date is since June 28, 2006.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2015*
	One Year Return	Three Year Return	Five Year Return	Ten Year Return
Institutional Shares	3.62%	13.92%	11.77%	6.78%
S&P 500 Index	5.20%	16.20%	14.33%	7.85%

*Total	return for periods prior to February 5, 2011 represent the performance of the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), which reorganized into the Fund on February 5, 2011. The Predecessor Fund’s performance has not been adjusted to reflect the lower net expenses of the Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDED OCTOBER 31, 2015*
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	0.19%	14.25%	8.81%
Russell 2500 Index	1.50%	14.85%	10.38%

*	Commenced operations on March 28, 2011. The Russell 2500 Index annualized inception to date is since March 28, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	0.14%	13.29%	11.18%	9.82%
Russell 2500 Index	1.50%	14.85%	13.07%	7.91%

*	Commenced operations on December 19, 2005. The Russell 2500 Index annualized inception to date is since December 19, 2005.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	-0.87%	17.16%	15.07%	6.70%
Russell 2000 Value Index	-2.88%	11.65%	10.53%	4.03%

*	Commenced operations on April 2, 2007. The Russell 2000 Value Index annualized inception to date is since April 2, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
(Unaudited)

Growth of a $10,000 Investment

TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
Cumulative Inception to Date*
Institutional Shares	-22.13%
Alerian MLP Index	-24.60%

*	Commenced operations on December 29, 2014. The Alerian MLP Index reports cumulative inception to date as of December 29, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Institutional Shares	-0.72%	7.30%	7.53%	7.03%
A Class Shares with sales charge	-5.98%	5.20%	6.18%	6.35%
A Class Shares without sales charge	-1.05%	7.01%	7.27%	7.06%
25/25/25/25 Blended Benchmark Index**	3.85%	7.31%	7.80%	6.09%
S&P 500 Index	5.20%	16.20%	14.33%	7.45%
FTSE NAREIT Index	5.35%	11.44%	12.23%	7.39%
Citigroup 3-Month Treasury Bill Index	0.02%	0.04%	0.05%	1.19%
Citigroup 10-Year Treasury Index	3.57%	1.29%	3.76%	5.26%

*	Institutional Shares commenced operations on December 19, 2005. A Class Shares commenced operations on December 31, 2007. The S&P 500 Index, FTSE NAREIT Index, Citigroup 3-Month Treasury Bill Index, and Citigroup 10-Year Treasury Benchmark annualized inception to date is since December 19, 2005.
**	25% Citigroup 10-Year Treasury Index, 25% Citigroup 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
(Unaudited)

Growth of a $10,000 Investment

TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
Cumulative Inception to Date*
Institutional Shares	-4.12%
MSCI World Index	-3.38%
FTSE/EPRA NAREIT Developed Index	-1.73%
Barclays Global Treasury G-7 Index	0.06%
Citigroup 3-Month Treasury Bill Index	0.01%
25/25/25/25 Blended Benchmark Index**	-1.11%

*	Commenced operations on May 1, 2015.
**	25% MSCI World Index, 25% FTSE/EPRA NAREIT Developed Index, 25% Barclays Global Treasury G-7 Index, 25% Citigroup 3-Month Treasury Bill Index

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
	One Year Return	Annualized Inception to Date*
Institutional Shares	-2.71%	4.98%
MSCI All Country World Index	0.50%	9.82%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
	One Year Return	Annualized Inception to Date*
Institutional Shares	-1.60%	4.78%
MSCI All Country World Index	0.50%	9.82%

*	Commenced operations on December 26, 2012. The MSCI All World Country Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
	One Year Return	Annualized Inception to Date*
Institutional Shares	-17.09%	-7.92%
A Class Shares with sales charge	-21.42%	-9.80%
A Class Shares without sales charge	-17.24%	-8.14%
MSCI Emerging Markets Index	-14.22%	-4.43%

*	Commenced operations on December 26, 2012. The MSCI Emerging Markets Index annualized inception to date is since December 26, 2012.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 5.00% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Shares	-1.83%	1.82%	2.69%
A Class Shares with sales charge	-4.21%	N/A	0.32%
A Class Shares without sales charge	-1.98%	N/A	1.30%
BofA Merrill Lynch U.S. High Yield Index†	-2.05%	4.11%	6.57%

*	Institutional Shares commenced operations on December 28, 2011. A Class commenced operations June 28, 2013. The BofA Merrill Lynch U.S. High Yield Index annualized inception to date is since December 28, 2011.

†	The BofA Merrill Lynch U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

The graph is based on Institutional Shares. Performance for A Class Shares would have been lower because it is subject to a maximum front-end sales charge of 2.25% and additional annual distribution expenses of 0.25%.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
(Unaudited)

Growth of a $10,000 Investment

TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
Cumulative Inception to Date*
Institutional Shares	-0.55%
Ultra Shares	-0.61%
BofA Merrill Lynch U.S. High Yield Index	0.14%

*	Institutional Shares commenced operations on December 29, 2014. Ultra Shares commenced operations December 29, 2014. The BofA Merrill Lynch U.S. High Yield Index reports cumulative inception to date as of December 29, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
(Unaudited)

Growth of a $10,000 Investment

TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
Cumulative Inception to Date*
Institutional Shares	1.38%
Ultra Shares	1.40%
Citigroup 1-Month Treasury Bill Index	0.00%

*	Institutional Shares commenced operations on May 1, 2015. Ultra Shares commenced operations on May 1, 2015. Citigroup 30-Day Treasury Bill Index reports cumulative inception to date as of May 1, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

The graph is based on Institutional Shares. Performance for Ultra Shares would vary due to differences in fee structures.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
(Unaudited)

Growth of a $10,000 Investment

TOTAL RETURN* FOR PERIOD ENDED OCTOBER 31, 2015
Cumulative Inception to Date*
Institutional Shares	-2.20%
Thomson Reuters Global Focus Convertible Bond Index	-2.07%

*	Inception date is May 1, 2015

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on pages 18 and 19.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.8%
	Shares	Value

CONSUMER DISCRETIONARY — 11.2%
AMC Networks, Cl A*	43,000	$3,177,270
Comcast, Cl A	59,300	3,713,366
Home Depot	24,900	3,078,636
Time Warner	44,800	3,375,232
VF	28,000	1,890,560

		15,235,064

CONSUMER STAPLES — 9.8%
Colgate-Palmolive	41,600	2,760,160
General Mills	43,800	2,545,218
JM Smucker	25,200	2,958,228
McCormick	41,500	3,485,170
PepsiCo	15,600	1,594,164

		13,342,940

ENERGY — 8.9%
Chevron	29,700	2,699,136
EOG Resources	32,400	2,781,540
EQT	17,000	1,123,190
Exxon Mobil	33,500	2,771,790
Marathon Petroleum	25,600	1,326,080
Occidental Petroleum	19,900	1,483,346

		12,185,082

FINANCIAL SERVICES — 20.7%
ACE	25,100	2,849,854
American International Group	51,400	3,241,284
Bank of America	247,900	4,159,762
CIT Group	45,900	1,973,700
Hartford Financial Services Group	58,800	2,720,088
Invesco	68,700	2,278,779
JPMorgan Chase	72,400	4,651,700
PayPal Holdings*	48,100	1,732,081
Wells Fargo	84,700	4,585,658

		28,192,906

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 14.0%
Abbott Laboratories	63,100	$2,826,880
Aetna	23,200	2,662,896
Becton Dickinson	29,400	4,190,088
Cardinal Health	32,000	2,630,400
Cigna	18,400	2,466,336
Johnson & Johnson	42,500	4,293,775

		19,070,375

MATERIALS & PROCESSING — 1.1%
Sherwin-Williams	5,400	1,440,882

PRODUCER DURABLES — 14.9%
Boeing	18,100	2,680,067
Booz Allen Hamilton Holding, Cl A	60,200	1,773,492
FedEx	13,300	2,075,465
General Dynamics	19,200	2,852,736
Honeywell International	27,800	2,871,184
Raytheon	26,200	3,075,880
Union Pacific	30,300	2,707,305
United Technologies	23,900	2,351,999

		20,388,128

REAL ESTATE INVESTMENT TRUST — 2.0%
Simon Property Group	13,600	2,739,856

TECHNOLOGY — 11.1%
Amdocs	78,800	4,694,116
Apple	25,400	3,035,300
DST Systems	24,500	2,992,675
eBay*	48,100	1,341,990
Texas Instruments	54,781	3,107,178

		15,171,259

UTILITIES — 5.1%
Nextera Energy	34,000	3,490,440
WEC Energy Group	68,500	3,531,860

		7,022,300

Total Common Stock (Cost $96,509,787)		134,788,792

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND
OCTOBER 31, 2015

SHORT-TERM INVESTMENT — 2.7%
	Shares	Value

SEI Daily Income Trust, Government Fund, Cl A, 0.010% (A) (Cost $3,665,773)	3,665,773	$3,665,773

Total Investments — 101.5% (Cost $100,175,560)		$138,454,565

Percentages are based upon Net Assets of $136,445,687.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2015.

Cl – Class

As of October 31, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD DIVIDEND GROWTH FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.4%
	Shares	Value

CONSUMER DISCRETIONARY — 19.5%
Dick’s Sporting Goods	30,700	$1,367,685
Dillard’s, Cl A	8,424	753,780
Foot Locker	26,900	1,822,475
Genuine Parts	17,100	1,551,996
H&R Block	50,600	1,885,356
Home Depot	12,325	1,523,863
Lear	14,925	1,866,521
Thor Industries	27,375	1,480,440
TJX	30,650	2,243,273

		14,495,389

CONSUMER STAPLES — 8.8%
Colgate-Palmolive	24,225	1,607,329
CVS Caremark	22,150	2,187,977
McCormick	21,700	1,822,366
PepsiCo	8,875	906,936

		6,524,608

ENERGY — 5.2%
Chevron	15,700	1,426,816
Exxon Mobil	19,575	1,619,635
Occidental Petroleum	10,800	805,032

		3,851,483

FINANCIAL SERVICES — 13.8%
ACE	15,575	1,768,385
American International Group	25,250	1,592,265
Invesco	63,050	2,091,369
MetLife	44,700	2,251,986
Wells Fargo	47,000	2,544,580

		10,248,585

HEALTH CARE — 15.6%
Aetna	12,900	1,480,662
Cardinal Health	28,160	2,314,752
Gilead Sciences	24,600	2,659,998
Johnson & Johnson	25,826	2,609,201

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
UnitedHealth Group	21,450	$2,526,381

		11,590,994

PRODUCER DURABLES — 16.2%
Boeing	10,150	1,502,910
FedEx	4,630	722,512
General Dynamics	12,250	1,820,105
Honeywell International	24,450	2,525,196
Lockheed Martin	8,600	1,890,538
Pitney Bowes	74,100	1,530,165
Union Pacific	23,335	2,084,982

		12,076,408

TECHNOLOGY — 20.3%
Accenture, Cl A	16,150	1,731,280
Amdocs	43,086	2,566,633
Apple	33,450	3,997,275
Computer Sciences	23,800	1,584,842
Microsoft	34,700	1,826,608
NetApp	50,375	1,712,750
Texas Instruments	30,075	1,705,854

		15,125,242

Total Common Stock (Cost $64,466,562)		73,912,709

SHORT-TERM INVESTMENT — 0.7%
Federated Prime Money Market Obligations Fund, 0.030% (A) (Cost $477,529)	477,529	477,529

Total Investments— 100.1% (Cost $64,944,091)		$74,390,238

Percentages are based upon Net Assets of $74,330,558.

(A)	The rate reported is the 7-day effective yield as of October 31, 2015.

Cl – Class

As of October 31, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.8%
	Shares	Value

CONSUMER DISCRETIONARY — 17.5%
AMC Networks, Cl A*	32,500	$2,401,425
BorgWarner	74,100	3,172,962
Dick’s Sporting Goods	36,200	1,612,710
Dillard’s, Cl A	12,714	1,137,649
H&R Block	39,200	1,460,592
Helen of Troy*	12,300	1,220,283
Jarden*	47,900	2,145,920
Mattel	54,800	1,346,984
Mohawk Industries*	18,100	3,538,550
Rent-A-Center, Cl A	38,300	704,337
Time	118,400	2,199,872

		20,941,284

CONSUMER STAPLES — 7.2%
Dr. Pepper Snapple Group	16,700	1,492,479
Edgewell Personal Care	14,400	1,219,824
Energizer Holdings	41,800	1,790,294
JM Smucker	22,500	2,641,275
Mead Johnson Nutrition, Cl A	17,100	1,402,200

		8,546,072

ENERGY — 3.4%
Memorial Resource Development*	64,400	1,139,236
PDC Energy*	25,400	1,532,636
RSP Permian*	51,200	1,403,904

		4,075,776

FINANCIAL SERVICES — 15.8%
BankUnited	73,600	2,736,448
Broadridge Financial Solutions	23,750	1,415,025
CIT Group	60,400	2,597,200
Comerica	27,400	1,189,160
East West Bancorp	30,500	1,231,895
Equifax	19,200	2,046,144

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Hartford Financial Services Group	65,300	$3,020,778
PrivateBancorp, Cl A	40,399	1,689,890
Wintrust Financial	35,700	1,802,493
Zions Bancorporation	41,500	1,193,955

		18,922,988

HEALTH CARE — 11.9%
CR Bard	16,800	3,130,680
Haemonetics*	45,700	1,543,746
Patterson	41,000	1,943,400
PerkinElmer	24,700	1,275,508
Premier, Cl A*	71,400	2,414,034
Teleflex	29,100	3,870,300

		14,177,668

MATERIALS & PROCESSING — 5.4%
Albemarle	25,172	1,347,205
PolyOne	75,350	2,519,704
WestRock	46,777	2,514,732

		6,381,641

PRODUCER DURABLES — 14.6%
BE Aerospace	30,500	1,431,975
Booz Allen Hamilton Holding, Cl A	68,600	2,020,956
FLIR Systems	87,764	2,340,666
Hubbell, Cl B	14,400	1,394,640
Landstar System	16,900	1,065,376
Pitney Bowes	170,500	3,520,825
Textron	50,800	2,142,236
Watts Water Technologies, Cl A	20,300	1,105,132
Woodward	52,800	2,402,400

		17,424,206

REAL ESTATE INVESTMENT TRUST — 2.4%
Alexandria Real Estate Equities	23,500	2,108,890
PS Business Parks	9,100	780,689

		2,889,579

TECHNOLOGY — 15.9%
Amdocs	47,000	2,799,790
ARRIS Group*	92,500	2,614,050
Avnet	26,700	1,212,981
Brocade Communications Systems	128,100	1,334,802
IAC	35,900	2,405,659
j2 Global	47,000	3,644,850

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
NetApp	82,600	$2,808,400
ON Semiconductor*	192,000	2,112,000

		18,932,532

UTILITIES — 4.7%
DTE Energy	29,600	2,415,064
Questar	88,900	1,835,785
WEC Energy Group	27,200	1,402,432

		5,653,281

Total Common Stock (Cost $108,938,485)		117,945,027

SHORT-TERM INVESTMENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (A) (Cost $1,336,039)	1,336,039	1,336,039

Total Investments — 99.9% (Cost $110,274,524)		$119,281,066

Percentages are based upon Net Assets of $119,444,651.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2015.

Cl – Class

As of October 31, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.3%
	Shares	Value

CONSUMER DISCRETIONARY — 9.9%
AMC Networks, Cl A*	132,271	$9,773,504
Cable One*	12,806	5,550,633
ClubCorp Holdings	275,600	5,633,264
Dick’s Sporting Goods	166,200	7,404,210
Dillard’s, Cl A	72,400	6,478,352
Helen of Troy*	48,000	4,762,080
Mattel	225,200	5,535,416
Rent-A-Center, Cl A	198,830	3,656,484

		48,793,943

CONSUMER STAPLES — 4.3%
Dean Foods	594,000	10,757,340
Edgewell Personal Care	62,186	5,267,776
Energizer Holdings	117,486	5,031,925

		21,057,041

ENERGY — 3.6%
Memorial Resource Development*	284,600	5,034,574
PDC Energy*	106,514	6,427,055
RSP Permian*	224,372	6,152,280

		17,613,909

FINANCIAL SERVICES — 18.1%
BankUnited	280,390	10,424,900
Cardtronics*	387,957	13,384,516
CIT Group	239,493	10,298,199
Comerica	147,900	6,418,860
East West Bancorp	130,796	5,282,851
Equifax	79,010	8,420,096
First Financial Bancorp	397,810	7,669,777
PrivateBancorp, Cl A	276,886	11,582,141
Wintrust Financial	203,858	10,292,790
Zions Bancorporation	171,300	4,928,301

		88,702,431

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 11.8%
CONMED	255,049	$10,344,787
Haemonetics*	288,894	9,758,839
Integra LifeSciences Holdings*	91,980	5,479,249
Patterson	155,000	7,347,000
PerkinElmer	136,452	7,046,381
Premier, Cl A*	217,806	7,364,021
Teleflex	79,017	10,509,261

		57,849,538

MATERIALS & PROCESSING — 10.7%
Albemarle	187,645	10,042,760
Apogee Enterprises	142,766	7,071,200
Beacon Roofing Supply*	139,319	4,930,500
Boise Cascade*	231,138	6,917,960
Continental Building Products*	278,400	4,891,488
KapStone Paper and Packaging	531,294	11,555,645
PolyOne	29,300	979,792
Trex*	160,274	6,261,905

		52,651,250

PRODUCER DURABLES — 16.4%
BE Aerospace	107,226	5,034,261
Booz Allen Hamilton Holding, Cl A	347,502	10,237,409
FLIR Systems	355,900	9,491,853
Herman Miller	347,753	11,034,203
Landstar System	69,101	4,356,127
Pitney Bowes	706,703	14,593,417
TrueBlue*	272,625	7,897,946
Watts Water Technologies, Cl A	164,118	8,934,584
Woodward	197,083	8,967,276

		80,547,076

REAL ESTATE INVESTMENT TRUST — 5.3%
Alexandria Real Estate Equities	159,078	14,275,660
Potlatch	215,600	6,735,344
STAG Industrial	243,500	4,996,620

		26,007,624

TECHNOLOGY — 14.4%
Amdocs	208,828	12,439,884
ARRIS Group*	374,824	10,592,526
AVG Technologies*	602,329	14,275,197
IAC	141,100	9,455,111
j2 Global	198,577	15,399,647
ON Semiconductor*	750,066	8,250,726

		70,413,091

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

UTILITIES — 1.8%
Questar	426,466	$8,806,523

Total Common Stock (Cost $410,602,697)		472,442,426

SHORT-TERM INVESTMENT — 3.3%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (A) (Cost $16,273,060)	16,273,060	16,273,060

Total Investments — 99.6% (Cost $426,875,757)		$488,715,486

Percentages are based upon Net Assets of $490,554,425.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2015.

Cl – Class

As of October 31, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.7%
	Shares	Value

CONSUMER DISCRETIONARY — 10.4%
ClubCorp Holdings	103,530	$2,116,153
Hibbett Sports*	39,300	1,342,488
International Speedway, Cl A	73,375	2,545,379
Knoll	63,250	1,469,930
Lithia Motors, Cl A	23,800	2,793,882
Marcus	131,243	2,715,418
Rent-A-Center, Cl A	64,322	1,182,881

		14,166,131

CONSUMER STAPLES — 2.0%
J&J Snack Foods	22,317	2,740,304

ENERGY — 5.4%
Bonanza Creek Energy*	123,541	702,948
Matrix Service*	61,634	1,399,092
RSP Permian*	86,865	2,381,839
Synergy Resources*	256,159	2,866,419

		7,350,298

FINANCIAL SERVICES — 23.3%
AMERISAFE	28,537	1,561,830
BancFirst	22,953	1,414,593
Berkshire Hills Bancorp	45,900	1,312,740
Chemical Financial	80,950	2,746,634
Columbia Banking System	80,300	2,675,596
Employers Holdings	121,988	3,229,022
Glacier Bancorp	96,100	2,629,296
Heartland Payment Systems	37,524	2,776,776
LegacyTexas Financial Group	53,700	1,541,190
Opus Bank	72,045	2,683,676
PrivateBancorp, Cl A	64,750	2,708,493
Safety Insurance Group	24,404	1,414,212
WesBanco	83,725	2,733,621
Wintrust Financial	43,945	2,218,783

		31,646,462

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 6.4%
CONMED	52,400	$2,125,344
Everyday Health*	160,637	1,509,988
Integra LifeSciences Holdings*	24,817	1,478,349
Merit Medical Systems*	60,300	1,117,962
Omnicell*	89,400	2,431,680

		8,663,323

MATERIALS & PROCESSING — 13.2%
A Schulman	81,482	2,924,389
Apogee Enterprises	50,400	2,496,312
Beacon Roofing Supply*	44,552	1,576,695
Boise Cascade*	88,486	2,648,386
Continental Building Products*	150,328	2,641,263
KapStone Paper and Packaging	71,500	1,555,125
Trex*	68,535	2,677,663
US Silica Holdings	81,490	1,471,709

		17,991,542

PRODUCER DURABLES — 17.9%
Alamo Group	29,952	1,405,348
Gorman-Rupp	57,759	1,651,330
Heartland Express	134,900	2,540,167
Herman Miller	83,600	2,652,628
Kaman	67,801	2,636,781
Kelly Services, Cl A	92,392	1,459,794
Littelfuse	29,013	2,899,269
OSI Systems*	33,464	2,883,927
Roadrunner Transportation Systems*	158,212	1,683,376
Rush Enterprises, Cl A*	108,873	2,654,323
TrueBlue*	65,028	1,883,861

		24,350,804

REAL ESTATE INVESTMENT TRUST — 11.3%
CyrusOne	78,800	2,780,064
Inland Real Estate	93,242	825,192
Potlatch	47,600	1,487,024
PS Business Parks	22,533	1,933,106
STAG Industrial	143,603	2,946,734
Summit Hotel Properties	204,253	2,671,629
Terreno Realty	120,306	2,692,448

		15,336,197

TECHNOLOGY — 5.0%
AVG Technologies*	95,200	2,256,240
DTS*	96,473	2,871,037

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP VALUE FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

TECHNOLOGY — continued
MKS Instruments	46,100	$1,624,564

		6,751,841

UTILITIES — 3.8%
ALLETE	52,230	2,622,468
NorthWestern	46,500	2,519,835

		5,142,303

Total Common Stock (Cost $118,790,214)		134,139,205

SHORT-TERM INVESTMENT — 1.3%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (A) (Cost $1,778,354)	1,778,354	1,778,354

Total Investments — 100.0% (Cost $120,568,568)		$135,917,559

Percentages are based upon Net Assets of $135,973,013.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2015.

Cl – Class

As of October 31, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 87.5%
	Shares	Value

CONSUMER DISCRETIONARY — 2.1%
Macquarie Infrastructure Co Trust	6,900	$548,895

ENERGY — 77.5%
Anadarko Petroleum	5,000	334,400
Columbia Pipeline Group	12,300	255,471
CONSOL Energy	38,400	255,744
Dominion Midstream Partners (A)	23,400	766,584
Enbridge	26,400	1,127,016
Enbridge Energy Management LLC*	20,345	552,774
Energy Transfer Equity LP (A)	30,050	647,577
Energy Transfer Partners (A)	11,555	510,269
EnLink Midstream LLC	37,900	746,630
EOG Resources	4,400	377,740
EQT	7,200	475,704
EQT Midstream Partners LP (A)	9,100	673,764
GasLog Partners LP	29,100	538,641
Kinder Morgan	43,600	1,192,460
Marathon Petroleum	6,200	321,160
MarkWest Energy Partners LP (A)	10,400	454,272
NextEra Energy Partners LP (A)	18,100	475,306
Occidental Petroleum	7,900	588,866
ONEOK	14,400	488,448
Phillips 66 Partners (A)	5,100	309,264
Plains GP Holdings LP, Cl A	32,100	499,155
Schlumberger	500	39,080
SemGroup, Cl A	15,450	703,748
Spectra Energy	28,600	817,102
Spectra Energy Partners (A)	12,200	526,308
Summit Midstream Partners LP (A)	32,800	613,688
Sunoco Logistics Partners LP (A)	26,200	760,848
Targa Resources	16,800	960,120
Teekay	23,100	742,203
TransCanada	24,200	812,878
Valero Energy Partners LP (A)	11,302	564,987
VTTI Energy Partners LP (A)	25,836	512,586
Western Gas Partners LP (A)	10,600	541,872
Williams	22,900	903,176

		20,089,841

COMMON STOCK — continued
	Shares	Value

UTILITIES — 7.9%
Dominion Resources	3,800	$271,434
NiSource	28,400	544,144
NRG Yield, Cl A	25,200	345,996
Sempra Energy	8,700	890,967

		2,052,541

Total Common Stock (Cost $29,014,155)		22,691,277

PREFERRED STOCK — 3.0%
ENERGY — 3.0%
Anadarko Petroleum, 7.500%*	12,900	518,967
Kinder Morgan, 9.750%*	5,100	251,481

Total Preferred Stock (Cost $874,041)		770,448

SHORT-TERM INVESTMENT — 9.4%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (B) (Cost $2,431,175)	2,431,175	2,431,175

Total Investments — 99.9% (Cost $32,319,371)		$25,892,900

Percentages are based upon Net Assets of $25,931,329.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2015, these securities amounted $7,357,325 or 28.3% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of October 31, 2015.

Cl – Class

LLC – Limited Liability Company

LP – Limited Partnership

As of October 31, 2015, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 55.4%
	Shares	Value

CONSUMER DISCRETIONARY — 4.3%
Comcast, Cl A	1,198,300	$75,037,546
Time Warner	453,700	34,181,758

		109,219,304

CONSUMER STAPLES — 5.6%
General Mills	1,123,998	65,315,524
PepsiCo	736,100	75,222,059

		140,537,583

ENERGY — 10.9%
Energy Transfer Equity LP (A)	959,820	20,684,121
Enterprise Products Partners LP (A)	1,845,182	50,982,379
Kinder Morgan	455,700	12,463,395
Magellan Midstream Partners LP (A)	446,634	28,499,715
Occidental Petroleum	438,863	32,712,848
Plains All American Pipeline LP (A)	1,267,104	40,192,539
Spectra Energy	762,000	21,770,340
Tesoro Logistics (A)	233,000	13,064,310
Western Gas Partners LP (A)	662,569	33,870,527
Williams Partners (A)	637,501	21,547,534

		275,787,708

FINANCIAL SERVICES — 9.9%
ACE	308,748	35,055,248
Capital One Financial	160,395	12,655,165
Hartford Financial Services Group	1,464,567	67,750,870
MetLife	673,561	33,934,003
US Bancorp	1,619,000	68,289,420

COMMON STOCK — continued
	Shares	Value

FINANCIAL SERVICES — continued
Wells Fargo	626,200	$33,902,468

		251,587,174

HEALTH CARE — 7.1%
Abbott Laboratories	760,800	34,083,840
Becton Dickinson	502,000	71,545,040
Johnson & Johnson	734,200	74,176,226

		179,805,106

PRODUCER DURABLES — 8.4%
Boeing	245,635	36,371,174
General Electric	2,300,900	66,542,028
Honeywell International	693,614	71,636,454
Raytheon	316,543	37,162,148

		211,711,804

REAL ESTATE INVESTMENT TRUST — 5.0%
Alexandria Real Estate Equities	569,924	51,144,980
Boston Properties	405,218	50,996,685
PS Business Parks	283,364	24,309,798

		126,451,463

TECHNOLOGY — 1.5%
Microsoft	716,800	37,732,352

UTILITIES — 2.7%
Nextera Energy	331,400	34,021,524
Southern	780,260	35,189,726

		69,211,250

Total Common Stock (Cost $1,216,042,165)		1,402,043,744

PREFERRED STOCK — 11.2%
FINANCIAL SERVICES — 10.1%
Bank of America, Ser D, 6.204%	1,102,112	28,291,215
Bank of America, Ser 5, 4.000% (B)	1,100,506	23,066,606
BB&T, Ser D, 5.850%	1,089,173	28,547,224
JPMorgan Chase, 5.500%	2,714,499	67,020,980
Kinder Morgan, 9.750%*	431,000	21,252,610
PNC Financial Services Group, Ser Q, 5.375%	793,996	20,143,679
US Bancorp, 3.500% (B)	1,574,298	34,492,869
Wells Fargo, 5.850% (B)	1,331,420	34,603,606

		257,418,789

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2015

PREFERRED STOCK — continued
	Shares/ Face Amount	Value

REAL ESTATE INVESTMENT TRUST — 1.1%
Public Storage, 5.900%	1,056,385	$27,201,914

Total Preferred Stock (Cost $274,429,257)		284,620,703

CORPORATE OBLIGATIONS — 7.5%
ENERGY — 1.1%
Anadarko Petroleum 5.950%, 09/15/16	$2,750,000	2,851,165
Occidental Petroleum 2.700%, 02/15/23	11,500,000	11,243,228
Total Capital International 2.700%, 01/25/23	13,750,000	13,553,251

		27,647,644

FINANCIAL SERVICES — 4.3%
Bank of America MTN 5.650%, 05/01/18	9,000,000	9,791,028
Bank of New York Mellon 4.950%, 06/20/20 (B)	18,000,000	18,000,000
Barclays Bank , Ser 1 5.000%, 09/22/16	4,350,000	4,501,323
Citigroup 5.900%, 12/29/49 (B)	25,000,000	24,875,000
General Electric Capital 7.125%, 12/31/49 (B)	17,500,000	20,562,500
MetLife 5.250%, 12/29/49 (B)	18,000,000	18,168,750
Toyota Motor Credit MTN 1.750%, 05/22/17	12,000,000	12,127,776

		108,026,377

TECHNOLOGY — 2.1%
Apple 0.550%, 05/03/18 (B)	24,000,000	24,011,904
Intel 3.300%, 10/01/21	14,000,000	14,675,528
Oracle 3.625%, 07/15/23	15,000,000	15,735,975

		54,423,407

Total Corporate Obligations (Cost $185,533,326)		190,097,428

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.2%
	Face Amount/ Shares	Value

FHLMC 3.750%, 03/27/19	$8,000,000	$8,661,488
2.375%, 01/13/22	29,000,000	29,684,603
1.750%, 05/30/19	31,500,000	32,016,316

		70,362,407

FNMA 1.125%, 04/27/17	26,000,000	26,170,274
0.625%, 08/26/16	36,000,000	36,047,916

		62,218,190

Total U.S. Government Agency Obligations (Cost $131,201,340)		132,580,597

CONVERTIBLE BOND — 1.4%
TECHNOLOGY — 1.4%
Microchip Technology 1.625%, 02/15/25 (C)	33,100,000	34,320,563

(Cost $33,416,433)		34,320,563

U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Bond 3.375%, 11/15/19	12,250,000	13,215,643

(Cost $12,787,755)		13,215,643

SHORT-TERM INVESTMENT — 18.5%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (D) (Cost $467,233,926)	467,233,940	467,233,926

Total Investments — 99.7% (Cost $2,320,644,202)		$2,524,112,604

Percentages are based upon Net Assets of $2,531,266,111.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2015, these securities amounted $208,841,125 or 8.3% of Net Assets.

(B)	Floating rate security — Rate disclosed is the rate in effect on October 31, 2015.

(C)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND
OCTOBER 31, 2015

(D)	The rate reported is the 7-day effective yield as of October 31, 2015.

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

MTN – Medium Term Note

Ser – Series

The following is a summary of the inputs used as of October 31, 2015 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$1,402,043,744	$—	$—	$1,402,043,744
Preferred Stock	284,620,703	—	—	284,620,703
Corporate Obligations	—	190,097,428	—	190,097,428
U.S. Government Agency Obligations	—	132,580,597	—	132,580,597
Convertible Bond	—	34,320,563	—	34,320,563
U.S. Treasury Obligation	—	13,215,643	—	13,215,643
Short-Term Investment	467,233,926	—	—	467,233,926

Total Investments in Securities	$2,153,898,373	$370,214,231	$—	$2,524,112,604

For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 48.8%
	Shares	Value

BELGIUM — 2.7%
Anheuser-Busch InBev	1,725	$206,193

GERMANY — 2.9%
SAP	2,875	227,248

HONG KONG — 1.9%
AIA Group	24,700	145,320

JAPAN — 3.2%
Keyence	165	86,937
Nippon Telegraph & Telephone ADR	4,475	164,367

		251,304

SWITZERLAND — 2.3%
Novartis	1,925	174,982

UNITED KINGDOM — 8.8%
Close Brothers Group	3,500	78,991
GlaxoSmithKline	5,500	119,127
Lloyds TSB Group PLC	31,600	144,728
Segro REIT	24,025	166,591
Vodafone Group ADR	5,250	173,093

		682,530

UNITED STATES — 27.0%
Alexandria Real Estate Equities REIT	1,700	152,558
Becton Dickinson	1,375	195,965
Boeing	825	122,158
Boston Properties REIT	1,000	125,850
Capital One Financial	2,000	157,800
Comcast, Cl A	3,300	206,646
Enterprise Products Partners LP (A)	4,200	116,046
General Electric	4,800	138,816
Honeywell International	1,100	113,608
Johnson & Johnson	2,050	207,112

COMMON STOCK — continued
	Shares/ Face Amount	Value

UNITED STATES — continued
Kinder Morgan	4,700	$128,544
Plains All American Pipeline LP (A)	2,300	72,956
Spectra Energy	3,100	88,567
Wells Fargo	2,800	151,592
Western Gas Partners LP (A)	2,100	107,352

		2,085,570

Total Common Stock (Cost $4,038,012)		3,773,147

PREFERRED STOCK — 18.9%
NETHERLANDS — 7.1%
Aegon, Ser 1, 4.000% (B)	4,690	112,654
Aegon, 6.375%	6,300	161,279
ING Groep, 6.125%	3,150	80,420
ING Groep, 6.375%	1,500	38,415
ING Groep, 7.050%	2,950	77,644
ING Groep, 7.200%	2,925	76,752

		547,164

SPAIN — 1.0%
Santander, 4.000%* (B)	3,250	75,400

UNITED KINGDOM — 4.5%
Barclays Bank, 7.750%	1,500	39,375
Barclays Bank, Ser 2, 6.625%	3,175	81,756
Barclays Bank, 8.125%	1,500	39,420
HSBC Holdings, Ser 2, 8.000%	7,175	186,550

		347,101

UNITED STATES — 6.3%
Bank of America, Ser 5, 4.000% (B)	6,900	144,624
HSBC USA, 3.500% (B)	3,131	68,632
US Bancorp, Ser B, 3.500% (B)	7,200	157,752
Wells Fargo, 5.850% (B)	4,600	119,554

		490,562

Total Preferred Stock (Cost $1,460,262)		1,460,227

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.7%
FHLMC 2.375%, 01/13/22	$140,000	143,305
1.750%, 05/30/19	155,000	157,541

		300,846

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND
OCTOBER 31, 2015

U.S. GOVERNMENT AGENCY OBLIGATIONS — continued
	Face Amount/ Shares	Value

FNMA 0.625%, 08/26/16	$140,000	$140,186

		140,186

Total U.S. Government Agency Obligations (Cost $440,592)		441,032

EXCHANGE TRADED FUNDS — 5.1%
CANADA — 1.6%
iShares S&P/TSX Capped REIT Index ETF	10,200	119,114

NETHERLANDS — 1.6%
iShares European Property Yield UCITS ETF	3,025	125,324

UNITED STATES — 1.9%
iShares International Development ETF	5,000	146,750

Total Exchange Traded Funds (Cost $430,632)		391,188

CONVERTIBLE BOND — 1.7%
TECHNOLOGY — 1.7%
Microchip Technology 1.625%, 02/15/25 (C)	$125,000	129,609

(Cost $129,765)		129,609

CORPORATE OBLIGATION — 0.9%
FINANCIAL SERVICES — 0.9%
Bank of New York Mellon 4.950%, 06/20/20 (B)	70,000	70,000

(Cost $69,831)		70,000

SHORT-TERM INVESTMENT — 18.9%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (D) (Cost $1,462,244)	1,462,244	1,462,244

Total Investments — 100.0% (Cost $8,031,338)		$7,727,447

Percentages are based upon Net Assets of $7,728,498.

*	Non-income producing security.

(A)	Securities considered Master Limited Partnerships. At October 31, 2015, these securities amounted $296,354 or 3.8% of Net Assets.

(B)	Floating rate security — Rate disclosed is the rate in effect on October 31, 2015.

(C)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(D)	The rate reported is the 7-day effective yield as of October 31, 2015.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

S&P – Standard and Poor’s

Ser – Series

TSX – Toronto Stock Exchange

UCITS – Undertakings for the Collective Investment of Transferable Securities

The following is a summary of the inputs used as of October 31, 2015 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock	$3,773,147	$—	$—	$3,773,147
Preferred Stock	1,460,227	—	—	1,460,227
U.S. Government Agency Obligations	—	441,032	—	441,032
Exchange Traded Funds	391,188	—	—	391,188
Convertible Bond	—	129,609	—	129,609
Corporate Obligation	—	70,000	—	70,000
Short-Term Investment	1,462,244	—	—	1,462,244

Total Investments in Securities	$7,086,806	$640,641	$—	$7,727,447

For the period ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the period ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.4%
	Shares	Value

ARGENTINA — 1.1%
Tenaris	12,835	$161,875

AUSTRIA — 1.6%
Voestalpine	6,687	242,171

BELGIUM — 1.6%
Anheuser-Busch InBev	1,971	236,274

CHINA — 2.3%
CNOOC	112,105	126,070
Lenovo Group	232,879	218,303

		344,373

EGYPT — 1.5%
Commercial International Bank Egypt	35,302	233,072

FRANCE — 4.0%
BNP Paribas	3,734	227,059
Schneider Electric	3,935	238,595
Total	2,869	139,262

		604,916

GERMANY — 3.0%
Henkel & KGaA	2,126	196,667
SAP	3,233	255,425

		452,092

HONG KONG — 5.2%
AIA Group	36,198	211,586
China Resources Gas Group	80,457	220,382
Samsonite International	52,738	156,633
Wharf Holdings	33,758	201,440

		790,041

JAPAN — 6.7%
Astellas Pharma	12,746	185,523
Japan Tobacco	6,811	235,695
Keyence	522	272,005
Nippon Telegraph & Telephone	6,188	228,275

COMMON STOCK — continued
	Shares	Value

JAPAN — continued
Ship Healthcare Holdings	4,168	$100,985

		1,022,483

MEXICO — 1.2%
Genomma Lab Internacional, Cl B*	254,686	186,877

NETHERLANDS — 2.0%
ING Groep	11,878	172,585
Unilever	2,809	126,931

		299,516

PANAMA — 0.7%
Copa Holdings, Cl A	2,230	112,660

PHILIPPINES — 1.4%
Ayala Land	273,061	208,740

SOUTH KOREA — 3.4%
Hanon Systems	6,116	239,770
Samsung Electronics	237	284,142

		523,912

SPAIN — 0.8%
Banco Popular Espanol	30,668	116,941

SWITZERLAND — 4.1%
Roche Holding	1,419	386,070
UBS Group	11,811	236,351

		622,421

TAIWAN — 2.6%
Largan Precision	2,451	190,881
Taiwan Semiconductor Manufacturing	50,296	211,262

		402,143

THAILAND — 2.0%
PTT Exploration & Production	38,537	79,328
Thai Union Group PLC	447,270	221,916

		301,244

TURKEY — 0.9%
Tupras Turkiye Petrol Rafinerileri*	5,362	141,744

UNITED KINGDOM — 7.0%
Bank of Georgia Holdings	8,628	266,525
Informa PLC	25,024	219,199
Lloyds Banking Group	202,872	230,415
Persimmon	3,590	110,252
Petrofac	9,039	117,559

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

UNITED KINGDOM — continued
Randgold Resources ADR	1,917	$128,190

		1,072,140

UNITED STATES — 42.3%
ACE	2,553	289,867
AGCO	3,594	173,914
AT&T	5,968	199,988
Bristol-Myers Squibb	3,066	202,203
Capital One Financial	3,130	246,957
Caterpillar	1,444	105,397
Dun & Bradstreet	3,243	369,280
Exxon Mobil	1,520	125,765
Generac Holdings*	5,067	159,914
Honeywell International	4,607	475,811
Jones Lang LaSalle	1,412	235,395
JPMorgan Chase	8,490	545,483
Kraft Heinz	3,494	272,427
Lannett*	4,303	192,645
MetLife	5,652	284,748
Microsoft	5,530	291,099
Mondelez International, Cl A	4,138	191,010
Moody’s	5,489	527,822
Omnicom Group	4,392	329,049
Raytheon	3,134	367,932
Stanley Black & Decker	2,607	276,290
T. Rowe Price Group	2,457	185,798
Texas Instruments	4,579	259,721
Williams	2,936	115,796

		6,424,311

Total Common Stock (Cost $13,363,331)		14,499,946

SHORT-TERM INVESTMENT — 4.5%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (A) (Cost $690,817)	690,817	690,817

Total Investments— 99.9% (Cost $14,054,148)		$15,190,763

Percentages are based upon Net Assets of $15,203,389.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2015.

ADR – American Depositary Receipt

Cl – Class

PLC – Public Limited Company

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2††	Level 3	Total

Common Stock
Argentina	$—	$161,875	$—	$161,875
Austria	—	242,171	—	242,171
Belgium	—	236,274	—	236,274
China	—	344,373	—	344,373
Egypt	—	233,072	—	233,072
France	—	604,916	—	604,916
Germany	—	452,092	—	452,092
Hong Kong	—	790,041	—	790,041
Japan	—	1,022,483	—	1,022,483
Mexico	186,877	—	—	186,877
Netherlands	—	299,516	—	299,516
Panama	112,660	—	—	112,660
Philippines	—	208,740	—	208,740
South Korea	—	523,912	—	523,912
Spain	—	116,941	—	116,941
Switzerland	236,351	386,070	—	622,421
Taiwan	—	402,143	—	402,143
Thailand	—	301,244	—	301,244
Turkey	—	141,744	—	141,744
United Kingdom	128,190	943,950	—	1,072,140
United States	6,424,311	—	—	6,424,311

Total Common Stock	7,088,389	7,411,557	—	14,499,946

Short-Term Investment	690,817	—	—	690,817

Total Investments in Securities	$7,779,206	$7,411,557	$—	$15,190,763

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade.

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2015, securities with a total value $7,411,557 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the year ended October 31, 2015. All other transfers were considered to have occurred as of the end of the year.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.2%
	Shares	Value

ARGENTINA — 1.1%
Tenaris	4,584	$57,813

AUSTRALIA — 0.5%
Rio Tinto	766	27,723

AUSTRIA — 1.3%
Voestalpine	1,959	70,946

BELGIUM — 1.4%
Anheuser-Busch InBev	624	74,802

BRAZIL — 1.2%
BB Seguridade Participacoes	8,945	61,697

CANADA — 1.2%
Intact Financial, Cl Common Subscription Receipt	872	62,279

CHINA — 2.2%
CNOOC	28,160	31,668
Lenovo Group	87,805	82,309

		113,977

FRANCE — 6.5%
BNP Paribas	1,059	64,396
Eutelsat Communications	2,257	74,490
Schneider Electric	1,164	70,578
Total	1,372	66,597
Unibail-Rodamco REIT	230	64,377

		340,438

GERMANY — 2.7%
Hannover Rueckversicherung	506	58,674
SAP	1,056	83,430

		142,104

HONG KONG — 6.5%
AIA Group	12,793	74,778
ASM Pacific Technology	8,431	60,010
Samsonite International	19,734	58,611

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
SmarTone Telecommunications Holdings	46,639	$82,842
VTech Holdings	5,240	63,672

		339,913

INDONESIA — 1.0%
Perusahaan Gas Negara Persero	230,452	50,343

JAPAN — 4.3%
Astellas Pharma	3,557	51,773
Japan Tobacco	2,367	81,910
Nippon Telegraph & Telephone	1,558	57,475
Ship Healthcare Holdings	1,482	35,907

		227,065

NETHERLANDS — 5.3%
Akzo Nobel	1,096	77,764
ING Groep	4,559	66,241
Koninklijke Philips	2,776	75,083
Unilever	1,368	61,816

		280,904

NEW ZEALAND — 1.0%
SKY Network Television	17,389	53,410

PANAMA — 0.8%
Copa Holdings, Cl A	807	40,770

PHILIPPINES — 1.4%
Ayala Land	95,943	73,343

SOUTH AFRICA — 1.1%
MTN Group	5,047	57,493

SOUTH KOREA — 3.6%
Hanon Systems	2,194	86,013
Samsung Electronics GDR	203	104,701

		190,714

SWITZERLAND — 4.1%
Roche Holding	417	113,454
UBS Group	5,104	102,137

		215,591

TAIWAN — 1.4%
Taiwan Semiconductor Manufacturing	18,084	75,960

THAILAND — 1.5%
Thai Union Group	162,871	80,809

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL DIVIDEND FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

TURKEY — 1.0%
Tupras Turkiye Petrol Rafinerileri*	1,900	$50,226

UNITED KINGDOM — 9.0%
Bank of Georgia Holdings	3,019	93,259
British American Tobacco	856	51,022
Close Brothers Group	3,665	82,612
Informa PLC	9,264	81,148
Petrofac	3,679	47,848
Segro REIT	8,192	56,823
Vodafone Group	19,144	63,292

		476,004

UNITED STATES — 38.1%
ACE	1,789	203,123
AT&T	2,131	71,410
Bristol-Myers Squibb	1,974	130,185
Capital One Financial	1,222	96,416
Dun & Bradstreet	806	91,779
Honeywell International	1,751	180,843
JPMorgan Chase	2,934	188,509
Kinder Morgan	2,490	68,102
Kraft Heinz	1,245	97,073
MetLife	2,407	121,265
Microsoft	1,933	101,753
Mondelez International, Cl A	2,113	97,536
National Retail Properties REIT	1,979	75,202
Raytheon	1,202	141,115
Stanley Black & Decker	903	95,700
T. Rowe Price Group	903	68,285
Texas Instruments	1,625	92,170
Verizon Communications	913	42,801
Williams	1,132	44,646

		2,007,913

Total Common Stock (Cost $4,654,135)		5,172,237

SHORT-TERM INVESTMENT — 1.7%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (A) (Cost $89,451)	89,451	89,451

Total Investments — 99.9% (Cost $4,743,586)		$5,261,688

Percentages are based upon Net Assets of $5,266,920.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2015.

Cl – Class

GDR — Global Depositary Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2††	Level 3	Total

Common Stock
Argentina	$—	$57,813	$—	$57,813
Australia	—	27,723	—	27,723
Austria	—	70,946	—	70,946
Belgium	—	74,802	—	74,802
Brazil	61,697	—	—	61,697
Canada	62,279	—	—	62,279
China	—	113,977	—	113,977
France	—	340,438	—	340,438
Germany	—	142,104	—	142,104
Hong Kong	—	339,913	—	339,913
Indonesia	—	50,343	—	50,343
Japan	—	227,065	—	227,065
Netherlands	—	280,904	—	280,904
New Zealand	—	53,410	—	53,410
Panama	40,770	—	—	40,770
Philippines	—	73,343	—	73,343
South Africa	—	57,493	—	57,493
South Korea	—	190,714	—	190,714
Switzerland	102,137	113,454	—	215,591
Taiwan	—	75,960	—	75,960
Thailand	—	80,809	—	80,809
Turkey	—	50,226	—	50,226
United Kingdom	—	476,004	—	476,004
United States	2,007,913	—	—	2,007,913

Total Common Stock	2,274,796	2,897,441	—	5,172,237

Short-Term Investment	89,451	—	—	89,451

Total Investments in Securities	$2,364,247	$2,897,441	$—	$5,261,688

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade.

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2015, securities with a total value $2,897,441 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the year ended October 31, 2015. All other transfers were considered to have occurred as of the end of the year.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 90.6%
	Shares	Value

ARGENTINA — 1.2%
Tenaris ADR	105,805	$2,673,692

BRAZIL — 7.2%
Banco Bradesco	306,476	1,668,848
BB Seguridade Participacoes	373,548	2,576,494
Cielo	321,598	3,052,911
Gerdau	465,279	655,110
Grendene	393,589	1,842,134
Lojas Americanas	757,594	3,282,570
Petroleo Brasileiro*	1,270,336	2,539,651
Vale, Cl Preference	298,781	1,086,955

		16,704,673

CHILE — 1.3%
Enersis	11,302,786	2,981,660

CHINA — 7.2%
BOC Hong Kong Holdings	1,064,350	3,404,525
China Overseas Land & Investment	1,146,488	3,716,590
China Overseas Property Holdings*	382,162	65,579
CNOOC	1,648,328	1,853,661
Lenovo Group	3,139,988	2,943,448
PetroChina, Cl H	3,227,048	2,535,779
WuXi PharmaTech Cayman ADR*	45,840	2,049,048

		16,568,630

EGYPT — 1.8%
Commercial International Bank Egypt	633,330	4,181,393

HONG KONG — 15.2%
AIA Group	758,651	4,434,500
Anhui Conch Cement, Cl H	643,362	1,967,261
ASM Pacific Technology	480,960	3,423,353
China Resources Gas Group	1,386,798	3,798,613

COMMON STOCK — continued
	Shares	Value

HONG KONG — continued
CT Environmental Group	10,362,307	$3,672,350
Huabao International Holdings*	6,773,645	2,850,029
NetEase ADR	17,389	2,513,232
Samsonite International	1,096,990	3,258,097
SmarTone Telecommunications Holdings	1,690,709	3,003,116
VTech Holdings	312,532	3,797,613
Wharf Holdings	428,530	2,557,114

		35,275,278

INDONESIA — 5.9%
Bank Mandiri Persero	5,329,162	3,374,225
Media Nusantara Citra	28,698,280	3,729,482
Perusahaan Gas Negara Persero	12,783,139	2,792,496
Telekomunikasi Indonesia Persero	19,531,115	3,813,176

		13,709,379

MALAYSIA — 1.3%
British American Tobacco Malaysia	213,666	3,071,410

MEXICO — 6.7%
Fomento Economico Mexicano ADR	41,540	4,116,199
Genomma Lab Internacional, Cl B*	4,225,596	3,100,547
Kimberly-Clark de Mexico, Cl A	1,833,007	4,386,708
Wal-Mart de Mexico	1,498,823	3,969,869

		15,573,323

PANAMA — 0.7%
Copa Holdings, Cl A	32,076	1,620,480

PERU — 1.6%
Credicorp	33,170	3,754,181

PHILIPPINES — 1.6%
Ayala Land	4,788,640	3,660,644

POLAND — 1.2%
Powszechna Kasa Oszczednosci Bank Polski*	359,518	2,667,312

SOUTH AFRICA — 4.6%
AVI	463,803	2,954,299
Bidvest Group	93,367	2,385,893
Impala Platinum Holdings*	301,020	818,375
Massmart Holdings	222,908	1,849,853

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA — continued
MTN Group	228,099	$2,598,397

		10,606,817

SOUTH KOREA — 8.4%
BNK Financial Group	263,659	3,237,775
Hankook Tire	94,869	3,628,796
Hanon Systems	109,400	4,288,885
Korea Kolmar	47,607	3,749,931
Samsung Electronics	3,803	4,559,466

		19,464,853

TAIWAN — 6.8%
Giant Manufacturing	437,375	3,288,417
Largan Precision	50,793	3,955,699
Taiwan Semiconductor Manufacturing	1,215,611	5,106,032
Tripod Technology	2,117,235	3,272,432

		15,622,580

THAILAND — 6.5%
Central Pattana	1,380,428	1,784,638
Kasikornbank	714,482	3,450,283
PTT Exploration & Production	1,093,744	2,251,470
Siam Cement	290,381	3,690,630
Thai Union Group	7,960,097	3,949,457

		15,126,478

TURKEY — 7.6%
Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	3,590,531	3,489,537
Enka Insaat ve Sanayi	1,936,957	3,437,438
Ford Otomotiv Sanayi	211,026	2,484,117
Koza Altin Isletmeleri	305,422	1,720,970
TAV Havalimanlari Holding	431,665	3,393,033
Tupras Turkiye Petrol Rafinerileri*	117,527	3,106,823

		17,631,918

UNITED KINGDOM — 3.8%
Bank of Georgia Holdings	151,641	4,684,302
Randgold Resources	62,180	4,189,670

		8,873,972

Total Common Stock (Cost $239,767,114)		209,768,673

EQUITY LINKED NOTES — 8.9%
	Shares	Value

INDIA — 8.9%
JPMorgan (convertible to Axis Bank) 11/25/2019*	120,782	$874,461
JPMorgan (convertible to Bharat Forge) 04/22/2019*	232,541	3,043,962
JPMorgan (convertible to HCL Technologies) 09/23/2016*	142,660	1,894,525
JPMorgan (convertible to Oil & Natural Gas Corporation) 06/08/2017*	643,058	2,430,759
JPMorgan (convertible to Reliance Industries) 05/22/2019*	278,600	4,022,984
JPMorgan (convertible to Tata Consultancy Services) 03/07/2017*	121,104	4,623,751
JPMorgan (convertible to Tata Consultancy) 02/07/2017*	888	33,904
JPMorgan (convertible to Titan Industries) 8/24/2016	673,451	3,589,494
JPMorgan (convertible to Titan Industries) 8/14/2017*	3,341	17,807

Total Equity Linked Notes (Cost $24,031,138)		20,531,647

SHORT-TERM INVESTMENT — 0.2%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (A) (Cost $419,707)	419,707	419,707

Total Investments — 99.7% (Cost $264,217,959)		$230,720,027

Percentages are based upon Net Assets of $231,342,302.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of October 31, 2015.

ADR – American Depositary Receipt

Cl – Class

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND
OCTOBER 31, 2015

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2††	Level 3	Total

Common Stock
Argentina	$2,673,692	$—	$—	$2,673,692
Brazil	16,704,673	—	—	16,704,673
Chile	2,981,660	—	—	2,981,660
China	2,114,627	14,454,003	—	16,568,630
Egypt	—	4,181,393	—	4,181,393
Hong Kong	2,513,232	32,762,046	—	35,275,278
Indonesia	—	13,709,379	—	13,709,379
Malaysia	—	3,071,410	—	3,071,410
Mexico	15,573,323	—	—	15,573,323
Panama	1,620,480	—	—	1,620,480
Peru	3,754,181	—	—	3,754,181
Philippines	—	3,660,644	—	3,660,644
Poland	—	2,667,312	—	2,667,312
South Africa	—	10,606,817	—	10,606,817
South Korea	6,987,706	12,477,147	—	19,464,853
Taiwan	—	15,622,580	—	15,622,580
Thailand	—	15,126,478	—	15,126,478
Turkey	—	17,631,918	—	17,631,918
United Kingdom	—	8,873,972	—	8,873,972

Total Common Stock	54,923,574	154,845,099	—	209,768,673

Equity Linked Notes	—	20,531,647	—	20,531,647
Short-Term Investment	419,707	—	—	419,707

Total Investments in Securities	$55,343,281	$175,376,746	$—	$230,720,027

††	Represents securities trading primarily outside the United States, the values of which were adjusted as a result of significant market changes subsequent to the closing of the exchanges on which these securities trade.

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2015, securities with a total value $175,376,746 were classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and 2 assets for the year ended October 31, 2015. All other transfers were considered to have occurred as of the end of the year.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 95.1%
	Face Amount	Value

CONSUMER DISCRETIONARY — 24.6%
1011778 BC ULC 4.625%, 01/15/22 (A)	$140,000	$142,100
99 Cents Only Stores 11.000%, 12/15/19	325,000	169,000
ACCO Brands 6.750%, 04/30/20	200,000	213,000
Activision Blizzard 5.625%, 09/15/21 (A)	400,000	423,080
ADT 5.250%, 03/15/20	185,000	196,100
2.250%, 07/15/17	580,000	577,100
Albea Beauty Holdings 8.375%, 11/01/19 (A)	420,000	441,525
AMC Networks 7.750%, 07/15/21	650,000	697,125
Ashtead Capita l 6.500%, 07/15/22 (A)	350,000	375,375
Avis Budget Car Rental 3.074%, 12/01/17 (B)	815,000	819,491
Beazer Homes USA 8.125%, 06/15/16	140,000	144,200
6.625%, 04/15/18	505,000	521,412
Boyd Gaming 9.000%, 07/01/20	260,000	280,150
Cablevision Systems 8.625%, 09/15/17	768,000	816,000
CalAtlantic Group 10.750%, 09/15/16	345,000	370,013
8.375%, 05/15/18	385,000	442,750
Carlson Wagonlit 6.875%, 06/15/19 (A)	425,000	445,719
CCO Holdings 7.375%, 06/01/20	275,000	285,312
7.000%, 01/15/19	321,000	329,827
6.500%, 04/30/21	405,000	424,997
Cequel Communications Holdings I 6.375%, 09/15/20 (A)	505,000	505,631

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Cinemark USA 7.375%, 06/15/21	$250,000	$264,375
Clear Channel Worldwide Holdings 7.625%, 03/15/20	125,000	129,688
CSC Holdings 7.875%, 02/15/18	315,000	333,112
DISH DBS 4.625%, 07/15/17	500,000	513,750
4.250%, 04/01/18	350,000	349,563
Entercom Radio 10.500%, 12/01/19	415,000	431,600
Family Tree Escrow 5.250%, 03/01/20 (A)	485,000	505,612
Gannett 5.125%, 10/15/19	550,000	573,375
Goodyear Tire & Rubber 8.250%, 08/15/20	350,000	366,100
7.000%, 05/15/22	115,000	125,062
Hertz 7.500%, 10/15/18	335,000	342,537
6.750%, 04/15/19	350,000	359,188
Hilton Worldwide Finance 5.625%, 10/15/21	650,000	680,335
International Game Technology 7.500%, 06/15/19	195,000	209,137
Isle of Capri Casinos 8.875%, 06/15/20	340,000	365,500
Jarden 7.500%, 05/01/17	735,000	791,962
KB Home 9.100%, 09/15/17	635,000	701,675
L Brands 6.900%, 07/15/17	300,000	324,750
Lamar Media 5.875%, 02/01/22	215,000	227,900
Lennar 6.500%, 04/15/16	275,000	279,813
4.750%, 12/15/17	325,000	336,375
Live Nation Entertainment 7.000%, 09/01/20 (A)	780,000	826,800
MGM Resorts International 11.375%, 03/01/18	300,000	353,250
7.625%, 01/15/17	575,000	611,610
7.500%, 06/01/16	496,000	510,057
Michaels Stores 5.875%, 12/15/20 (A)	300,000	316,500
NBTY 9.000%, 10/01/18	560,000	573,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
NCL 5.250%, 11/15/19 (A)	$335,000	$347,563
5.000%, 02/15/18	505,000	512,575
Neiman Marcus Group 8.000%, 10/15/21 (A)	280,000	290,850
NES Rentals Holdings 7.875%, 05/01/18 (A)	550,000	547,937
Nexstar Broadcasting 6.875%, 11/15/20	319,000	329,766
Nielsen Finance 4.500%, 10/01/20	430,000	442,234
Numericable-SFR SAS 4.875%, 05/15/19 (A)	510,000	512,550
Petco Animal Supplies 9.250%, 12/01/18 (A)	425,000	437,219
Pinnacle Entertainment 8.750%, 05/15/20	650,000	676,813
7.500%, 04/15/21	700,000	737,625
Sabre Holdings 8.350%, 03/15/16	310,000	316,820
Scientific Games 8.125%, 09/15/18	500,000	455,000
Serta Simmons Bedding 8.125%, 10/01/20 (A)	660,000	699,600
Service Corp International 7.000%, 06/15/17	620,000	668,434
Sirius XM Radio 5.875%, 10/01/20 (A)	390,000	414,570
5.750%, 08/01/21 (A)	400,000	420,000
Station Casinos 7.500%, 03/01/21	485,000	517,737
Tenneco 6.875%, 12/15/20	345,000	356,644
Toys R Us Property II 8.500%, 12/01/17	225,000	217,688
United Rentals North America 7.625%, 04/15/22	765,000	830,109
7.375%, 05/15/20	275,000	291,844
Univision Communications 8.500%, 05/15/21 (A)	400,000	418,000
6.750%, 09/15/22 (A)	870,000	918,938
Viking Cruises 8.500%, 10/15/22 (A)	325,000	353,438
William Lyon Homes 8.500%, 11/15/20	625,000	671,875

		32,408,662

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — 3.8%
Aramark Services 5.750%, 03/15/20	$620,000	$647,125
Diamond Foods 7.000%, 03/15/19 (A)	285,000	298,181
JBS Investments GmbH 7.750%, 10/28/20 (A)	405,000	431,528
JBS USA 8.250%, 02/01/20 (A)	510,000	534,225
Landry’s 9.375%, 05/01/20 (A)	670,000	718,575
Rite Aid 9.250%, 03/15/20	440,000	472,450
6.750%, 06/15/21	260,000	279,175
Smithfield Foods 7.750%, 07/01/17	176,000	190,520
5.250%, 08/01/18 (A)	325,000	329,875
Spectrum Brands 6.375%, 11/15/20	400,000	427,000
SUPERVALU 8.000%, 05/01/16	270,000	276,075
US Foods 8.500%, 06/30/19	410,000	426,400

		5,031,129

ENERGY — 4.6%
Alta Mesa Holdings 9.625%, 10/15/18	380,000	179,550
BreitBurn Energy Partners 8.625%, 10/15/20	380,000	169,138
Chaparral Energy 9.875%, 10/01/20	245,000	90,650
8.250%, 09/01/21	135,000	45,900
Energy Transfer Equity 7.500%, 10/15/20	150,000	161,280
Energy XXI 9.250%, 12/15/17	380,000	123,690
Energy XXI Gulf Coast 7.750%, 06/15/19	200,000	41,000
EP Energy 9.375%, 05/01/20	710,000	617,700
EXCO Resources 7.500%, 09/15/18	430,000	118,250
Exterran Holdings 7.250%, 12/01/18	435,000	442,069
Gulfport Energy 7.750%, 11/01/20	430,000	425,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Halcon Resources 9.750%, 07/15/20	$260,000	$88,400
8.625%, 02/01/20 (A)	95,000	81,937
Hilcorp Energy I 7.625%, 04/15/21 (A)	425,000	432,437
Laredo Petroleum 7.375%, 05/01/22	145,000	143,187
Linn Energy 8.625%, 04/15/20	520,000	135,200
Northern Oil and Gas 8.000%, 06/01/20	325,000	268,775
Penn Virginia 7.250%, 04/15/19	505,000	138,875
Sabine Oil & Gas (C) 9.750%, 02/15/17	495,000	44,550
Sunoco 5.500%, 08/01/20 (A)	490,000	502,250
Talos Production 9.750%, 02/15/18 (A)	655,000	316,038
Targa Resources Partners 4.125%, 11/15/19	350,000	325,500
W&T Offshore 8.500%, 06/15/19	475,000	213,750
Whiting Canadian Holding ULC 8.125%, 12/01/19	582,000	586,365
Whiting Petroleum 6.500%, 10/01/18	455,000	435,663

		6,127,854

FINANCIAL SERVICES — 11.8%
AerCap Ireland Capital 4.250%, 07/01/20	420,000	429,975
2.750%, 05/15/17	465,000	463,256
Aircastle 6.750%, 04/15/17	785,000	834,063
4.625%, 12/15/18	260,000	269,750
Alliance Data Systems 5.250%, 12/01/17 (A)	250,000	257,500
Ally Financial 8.000%, 03/15/20	115,000	135,988
6.250%, 12/01/17	150,000	160,125
4.750%, 09/10/18	350,000	364,000
3.500%, 07/18/16	565,000	568,531
2.750%, 01/30/17	500,000	502,500
Alphabet Holding PIK 7.750%, 11/01/17	195,000	191,587
American Equity Investment Life Holding 6.625%, 07/15/21	275,000	291,500

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
Chrysler Group 8.250%, 06/15/21	$750,000	$802,500
CIT Group 5.500%, 02/15/19 (A)	500,000	530,625
5.250%, 03/15/18	200,000	209,750
5.000%, 05/15/17	875,000	901,687
DuPont Fabros Technology 5.875%, 09/15/21	165,000	173,250
Equinix 4.875%, 04/01/20	278,000	290,510
Fiat Chrysler Automobiles 4.500%, 04/15/20	435,000	439,350
General Motors Financial 4.750%, 08/15/17	575,000	597,474
HRG Group 7.875%, 07/15/19	275,000	291,844
Hub Holdings PIK 8.125%, 07/15/19 (A)	410,000	398,725
Icahn Enterprises 4.875%, 03/15/19	360,000	368,208
3.500%, 03/15/17	795,000	804,301
International Lease Finance 8.750%, 03/15/17	560,000	604,100
3.875%, 04/15/18	330,000	334,950
Iron Mountain 6.000%, 10/01/20 (A)	265,000	280,900
Nationstar Mortgage 9.625%, 05/01/19	445,000	457,794
Navient MTN 8.450%, 06/15/18	160,000	171,600
6.000%, 01/25/17	435,000	446,397
4.625%, 09/25/17	205,000	207,296
NewStar Financial 7.250%, 05/01/20 (A)	280,000	279,300
OneMain Financial Holdings 6.750%, 12/15/19 (A)	465,000	493,481
Realogy Group 7.625%, 01/15/20 (A)	245,000	257,566
3.375%, 05/01/16 (A)	407,000	408,018
Springleaf Finance MTN 6.900%, 12/15/17	765,000	805,163
5.750%, 09/15/16	507,000	514,605

		15,538,169

HEALTH CARE — 10.1%
Alere 7.250%, 07/01/18	680,000	708,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
Centene 5.750%, 06/01/17	$500,000	$521,250
CHS 8.000%, 11/15/19	850,000	884,000
5.125%, 08/15/18	444,000	452,325
Convatec Healthcare 10.500%, 12/15/18 (A)	400,000	413,500
DaVita HealthCare Partners 5.750%, 08/15/22	250,000	262,500
Endo Finance 7.750%, 01/15/22 (A)	80,000	83,000
7.250%, 12/15/20 (A)	340,000	351,475
Fresenius Medical Care US Finance 6.875%, 07/15/17	500,000	537,500
HCA 8.000%, 10/01/18	735,000	833,306
6.500%, 02/15/20	370,000	413,937
Health Net 6.375%, 06/01/17	515,000	539,463
HealthSouth 7.750%, 09/15/22	350,000	364,000
IASIS Healthcare 8.375%, 05/15/19	570,000	582,825
Immucor 11.125%, 08/15/19	465,000	476,625
Kinetic Concepts 10.500%, 11/01/18	525,000	554,347
Mallinckrodt International Finance 4.875%, 04/15/20 (A)	430,000	412,263
MedAssets 8.000%, 11/15/18	480,000	489,000
Prospect Medical Holdings 8.375%, 05/01/19 (A)	680,000	718,250
Sabra Health Care 5.500%, 02/01/21	300,000	313,410
Tenet Healthcare 8.000%, 08/01/20	825,000	853,875
6.250%, 11/01/18	450,000	479,250
3.837%, 06/15/20 (A) (B)	230,000	228,275
Valeant Pharmaceuticals Internationa l 7.500%, 07/15/21 (A)	250,000	228,125
6.750%, 08/15/18 (A)	450,000	434,295
6.375%, 10/15/20 (A)	760,000	680,200
WellCare Health Plans 5.750%, 11/15/20	475,000	496,375

		13,312,271

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — 10.0%
AK Steel 8.750%, 12/01/18	$380,000	$365,674
Aleris International 7.625%, 02/15/18	500,000	467,500
ArcelorMittal 5.250%, 02/25/17	674,000	679,055
Ardagh Packaging Finance 9.125%, 10/15/20 (A)	500,000	523,755
3.337%, 12/15/19 (A) (B)	370,000	364,450
Ashland 3.875%, 04/15/18	325,000	335,969
BlueScope Steel Finance 7.125%, 05/01/18 (A)	465,000	458,025
Boise Cascade 6.375%, 11/01/20	550,000	569,250
CEMEX Espana 9.875%, 04/30/19 (A)	500,000	533,125
Commercial Metals 7.350%, 08/15/18	520,000	560,950
6.500%, 07/15/17	325,000	337,187
Coveris Holding 10.000%, 06/01/18 (A)	605,000	598,950
Coveris Holdings 7.875%, 11/01/19 (A)	280,000	266,000
Crown Americas 6.250%, 02/01/21	430,000	446,663
Global Brass & Copper 9.500%, 06/01/19	450,000	483,750
Hexion US Finance 8.875%, 02/01/18	400,000	306,000
INEOS Group Holdings 6.125%, 08/15/18 (A)	430,000	433,225
Kaiser Aluminum 8.250%, 06/01/20	505,000	539,088
Lafarge 6.500%, 07/15/16	265,000	274,065
Millar Western Forest Products 8.500%, 04/01/21	665,000	425,600
Novelis 8.750%, 12/15/20	410,000	411,025
8.375%, 12/15/17	545,000	549,087
OMNOVA Solutions 7.875%, 11/01/18	360,000	360,000
Perstorp Holding 8.750%, 05/15/17 (A)	360,000	371,700
PolyOne 7.375%, 09/15/20	115,000	119,876

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Reynolds Group Issuer 9.875%, 08/15/19	$300,000	$315,750
8.250%, 02/15/21	280,000	290,850
7.125%, 04/15/19	415,000	422,522
5.750%, 10/15/20	330,000	343,200
Sappi Papier Holding GmbH 7.750%, 07/15/17 (A)	675,000	702,000
Steel Dynamics 6.125%, 08/15/19	350,000	362,250

		13,216,541

PRODUCER DURABLES — 12.0%
Air Canada 8.750%, 04/01/20 (A)	355,000	387,305
6.750%, 10/01/19 (A)	695,000	736,700
American Axle & Manufacturing 6.625%, 10/15/22	285,000	302,812
5.125%, 02/15/19	340,000	345,100
Aviation Capital Group 3.875%, 09/27/16 (A)	400,000	405,000
BlueLine Rental Finance 7.000%, 02/01/19 (A)	500,000	504,375
Bombardier 7.500%, 03/15/18 (A)	250,000	247,500
Casella Waste Systems 7.750%, 02/15/19	625,000	634,375
CNH Capital 3.250%, 02/01/17	725,000	726,849
CNH Industrial Capital 3.875%, 07/16/18 (A)	235,000	235,587
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	222,606	232,844
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	340,000	350,336
Covanta Holding 7.250%, 12/01/20	700,000	728,000
Dana Holding 6.750%, 02/15/21	365,000	379,600
HD Supply 11.500%, 07/15/20	350,000	395,937
7.500%, 07/15/20	600,000	639,000
JB Poindexter 9.000%, 04/01/22 (A)	380,000	401,850
Koppers 7.875%, 12/01/19	215,000	215,000

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
Louisiana-Pacific 7.500%, 06/01/20	$460,000	$483,000
Manitowoc 8.500%, 11/01/20	461,000	480,025
MDC Partners 6.750%, 04/01/20 (A)	250,000	254,375
Nortek 8.500%, 04/15/21	490,000	519,400
Park-Ohio Industries 8.125%, 04/01/21	610,000	638,975
Schaeffler Holding Finance BV PIK 6.875%, 08/15/18 (A)	403,000	417,105
Spirit AeroSystems 6.750%, 12/15/20	205,000	212,944
SPL Logistics Escrow 8.875%, 08/01/20 (A)	565,000	598,900
TransDigm 7.500%, 07/15/21	375,000	395,625
Tutor Perini 7.625%, 11/01/18	625,000	637,500
United Continental Holdings 6.375%, 06/01/18	400,000	423,000
US Airways Group 6.125%, 06/01/18	500,000	519,375
USG 6.300%, 11/15/16	827,000	853,878
Waterjet Holdings 7.625%, 02/01/20 (A)	435,000	438,263
Xerium Technologies 8.875%, 06/15/18	480,000	489,600
XPO Logistics 7.875%, 09/01/19 (A)	275,000	276,719
ZF North America Capital 4.000%, 04/29/20 (A)	285,000	287,850

		15,794,704

REAL ESTATE INVESTMENT TRUST — 1.0%
iStar Financia l 5.875%, 03/15/16	400,000	404,000
4.000%, 11/01/17	385,000	376,337
3.875%, 07/01/16	600,000	597,000

		1,377,337

TECHNOLOGY — 5.9%
CDW 6.000%, 08/15/22	270,000	289,775

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
Dell 5.650%, 04/15/18	$25,000	$25,939
3.100%, 04/01/16	570,000	574,132
Emdeon 11.000%, 12/31/19	865,000	921,225
First Data 12.625%, 01/15/21	465,000	533,006
10.625%, 06/15/21	350,000	390,688
8.250%, 01/15/21 (A)	565,000	592,544
6.750%, 11/01/20 (A)	470,000	495,262
Freescale Semiconductor 6.000%, 01/15/22 (A)	460,000	489,900
IMS Health 6.000%, 11/01/20 (A)	350,000	362,250
Interactive Data 5.875%, 04/15/19 (A)	435,000	437,719
j2 Global 8.000%, 08/01/20	285,000	303,169
NXP BV 5.750%, 02/15/21 (A)	200,000	209,000
3.750%, 06/01/18 (A)	315,000	315,788
3.500%, 09/15/16 (A)	535,000	537,675
SunGard Data Systems 7.625%, 11/15/20	250,000	260,650
7.375%, 11/15/18	550,000	563,063
Zebra Technologies 7.250%, 10/15/22	385,000	420,131

		7,721,916

UTILITIES — 11.3%
AES 3.324%, 06/01/19 (B)	580,000	552,672
Alcatel-Lucent USA 8.875%, 01/01/20 (A)	365,000	394,656
4.625%, 07/01/17 (A)	390,000	401,700
Altice Financing 7.875%, 12/15/19 (A)	200,000	208,875
Altice Finco 9.875%, 12/15/20 (A)	365,000	391,462
Calpine 7.875%, 01/15/23 (A)	375,000	402,656
CenturyLink 6.000%, 04/01/17	305,000	320,250
5.150%, 06/15/17	70,000	72,450
Cincinnati Bell 8.375%, 10/15/20	620,000	646,350
CommScope 4.375%, 06/15/20 (A)	575,000	586,500

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
CPI International 8.750%, 02/15/18	$425,000	$427,125
Dynegy 6.750%, 11/01/19	335,000	334,162
Frontier Communications 8.875%, 09/15/20 (A)	255,000	264,721
8.250%, 04/15/17	625,000	667,187
8.125%, 10/01/18	285,000	300,675
Intelsat Jackson Holdings 7.250%, 04/01/19	706,000	656,625
Level 3 Financing 8.625%, 07/15/20	300,000	316,875
7.000%, 06/01/20	200,000	212,000
6.125%, 01/15/21	275,000	289,781
3.915%, 01/15/18 (B)	530,000	533,975
NRG Energy 8.250%, 09/01/20	770,000	789,250
7.875%, 05/15/21	550,000	547,250
SBA Telecommunications 5.750%, 07/15/20	425,000	443,594
Sprint Communications 9.125%, 03/01/17	445,000	462,800
8.375%, 08/15/17	790,000	806,787
6.000%, 12/01/16	440,000	444,950
Telesat Canada 6.000%, 05/15/17 (A)	750,000	761,250
T-Mobile USA 6.542%, 04/28/20	705,000	722,625
6.464%, 04/28/19	550,000	565,813
Virgin Media Secured Finance 5.375%, 04/15/21 (A)	283,500	297,675
Wind Acquisition Finance 4.750%, 07/15/20 (A)	385,000	391,738
Windstream 7.875%, 11/01/17	590,000	625,766
Zayo Group 10.125%, 07/01/20	120,000	130,800

		14,970,995

Total Corporate Obligations (Cost $131,878,678)		125,499,578

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND
OCTOBER 31, 2015

CONVERTIBLE BOND — 0.1%
	Face Amount	Value

ENERGY — 0.1%
SandRidge Energy 8.125%, 10/16/22	$384,000	$100,800

(Cost $410,387)		100,800

Total Investments — 95.2% (Cost $132,289,065)		$125,600,378

Percentages are based upon Net Assets of $131,932,601.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(B)	Floating rate security — Rate disclosed is the rate in effect on October 31, 2015.

(C)	Security in default on interest payments.

MTN –  Medium Term Note

PIK – Payment-in-Kind

As of October 31, 2015, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the year ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 95.6%
	Face Amount	Value

CONSUMER DISCRETIONARY — 19.9%
1011778 BC ULC 6.000%, 04/01/22 (A)	$5,000	$5,231
ACCO Brands 6.750%, 04/30/20	25,000	26,625
Ahern Rentals 7.375%, 05/15/23 (A)	5,000	4,650
Albea Beauty Holdings 8.375%, 11/01/19 (A)	20,000	21,025
Beacon Roofing Supply 6.375%, 10/01/23 (A)	10,000	10,525
Boyd Gaming 9.000%, 07/01/20	15,000	16,162
Cablevision Systems 8.625%, 09/15/17	20,000	21,250
Caleres 6.250%, 08/15/23 (A)	5,000	5,050
Carmike Cinemas 6.000%, 06/15/23 (A)	10,000	10,362
Carrols Restaurant Group 8.000%, 05/01/22 (A)	10,000	10,625
CCO Holdings 5.375%, 05/01/25 (A)	5,000	4,950
CCO Safari II 6.484%, 10/23/45 (A)	5,000	5,185
CEB 5.625%, 06/15/23 (A)	10,000	10,162
CEC Entertainment 8.000%, 02/15/22	15,000	14,775
Clean Harbors 5.250%, 08/01/20	10,000	10,400
Clear Channel Worldwide Holdings 6.500%, 11/15/22	10,000	10,425
CSC Holdings 5.250%, 06/01/24	7,000	6,156
DISH DBS 7.875%, 09/01/19	10,000	10,973
6.750%, 06/01/21	10,000	10,325

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Dollar Tree 5.750%, 03/01/23 (A)	$5,000	$5,269
FTI Consulting 6.000%, 11/15/22	12,000	12,720
Interval Acquisition 5.625%, 04/15/23 (A)	15,000	15,375
Isle of Capri Casinos 5.875%, 03/15/21	15,000	15,788
Levi Strauss 5.000%, 05/01/25	10,000	10,125
Live Nation Entertainment 5.375%, 06/15/22 (A)	15,000	15,300
MDC Partners 6.750%, 04/01/20 (A)	15,000	15,262
Mediacom 7.250%, 02/15/22	20,000	20,250
Men’s Wearhouse 7.000%, 07/01/22	25,000	26,000
MGM Resorts International 10.000%, 11/01/16	15,000	16,095
7.750%, 03/15/22	5,000	5,550
5.250%, 03/31/20	5,000	5,100
NBTY 9.000%, 10/01/18	25,000	25,594
NCL 5.250%, 11/15/19 (A)	15,000	15,563
Neiman Marcus Group 8.750%, 10/15/21 (A)	10,000	10,387
8.000%, 10/15/21 (A)	10,000	10,387
Netflix 5.875%, 02/15/25 (A)	20,000	21,150
Numericable-SFR SAS 6.000%, 05/15/22 (A)	20,000	20,050
Oshkosh 5.375%, 03/01/25	10,000	10,050
Outfront Media Capital 5.875%, 03/15/25	10,000	10,375
Regal Entertainment Group 5.750%, 03/15/22	10,000	10,325
rue21 inc 9.000%, 10/15/21 (A)	20,000	16,500
Sabre GLBL 5.375%, 04/15/23 (A)	10,000	10,150
Scientific Games International 10.000%, 12/01/22	10,000	8,850
7.000%, 01/01/22 (A)	5,000	5,025
6.625%, 05/15/21	5,000	3,475

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Serta Simmons Holdings 8.125%, 10/01/20 (A)	$15,000	$15,900
Service International 5.375%, 05/15/24	10,000	10,662
Sirius XM Radio 6.000%, 07/15/24 (A)	25,000	26,395
Sonic Automotive 7.000%, 07/15/22	20,000	21,300
Station Casinos 7.500%, 03/01/21	20,000	21,350
Sun Products 7.750%, 03/15/21 (A)	5,000	4,688
TMS International 7.625%, 10/15/21 (A)	15,000	13,725
Tops Holding 8.000%, 06/15/22 (A)	5,000	5,175
Townsquare Media 6.500%, 04/01/23 (A)	15,000	14,400
TransDigm 6.500%, 05/15/25 (A)	10,000	10,163
United Rentals North America 8.250%, 02/01/21	5,000	5,262
5.500%, 07/15/25	7,000	6,983
Univision Communications 8.500%, 05/15/21 (A)	25,000	26,125
5.125%, 02/15/25 (A)	5,000	4,913
Viking Cruises 6.250%, 05/15/25 (A)	15,000	14,738
WMG Acquisition 6.750%, 04/15/22 (A)	10,000	9,256

		766,606

CONSUMER STAPLES — 5.9%
Aramark Services 5.750%, 03/15/20	25,000	26,093
Constellation Brands 4.250%, 05/01/23	25,000	25,594
Cott Beverages 6.750%, 01/01/20	10,000	10,600
Hearthside Group Holdings 6.500%, 05/01/22 (A)	20,000	19,100
JBS USA 5.750%, 06/15/25 (A)	15,000	14,513
Landry’s 9.375%, 05/01/20 (A)	22,000	23,595
Post Holdings 8.000%, 07/15/25 (A)	5,000	5,425
6.750%, 12/01/21 (A)	10,000	10,350

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — continued
Rite Aid 9.250%, 03/15/20	$25,000	$26,844
6.750%, 06/15/21	5,000	5,369
Roundy’s Supermarkets 10.250%, 12/15/20 (A)	15,000	8,362
Ruby Tuesday 7.625%, 05/15/20	25,000	25,344
Smithfield Foods 7.750%, 07/01/17	20,000	21,650
Spectrum Brands 5.750%, 07/15/25 (A)	5,000	5,331

		228,170

ENERGY — 10.8%
Alta Mesa Holdings 9.625%, 10/15/18	10,000	4,725
American Energy-Permian Basin 8.000%, 06/15/20 (A)	10,000	8,525
Antero Resources 5.625%, 06/01/23 (A)	20,000	18,400
Approach Resources 7.000%, 06/15/21	15,000	8,400
Basic Energy Services 7.750%, 02/15/19	5,000	2,013
Blue Racer Midstream 6.125%, 11/15/22 (A)	15,000	14,025
Bonanza Creek Energy 6.750%, 04/15/21	10,000	7,200
BreitBurn Energy Partners 7.875%, 04/15/22	15,000	5,625
California Resources 5.500%, 09/15/21	5,000	3,437
Calumet Specialty Products Partners 6.500%, 04/15/21	10,000	9,300
Carrizo Oil & Gas 7.500%, 09/15/20	15,000	14,962
Chaparral Energy 7.625%, 11/15/22	15,000	4,950
Chesapeake Energy 6.625%, 08/15/20	5,000	3,387
Comstock Resources 10.000%, 03/15/20 (A)	10,000	6,525
Concho Resources 7.000%, 01/15/21	5,000	5,162
5.500%, 04/01/23	5,000	5,025
Endeavor Energy Resources 8.125%, 09/15/23 (A)	5,000	5,012

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Energy Transfer Equity 7.500%, 10/15/20	$10,000	$10,752
Energy XXI Gulf Coast 11.000%, 03/15/20 (A)	10,000	5,388
7.500%, 12/15/21	10,000	1,950
EP Energy 9.375%, 05/01/20	10,000	8,700
6.375%, 06/15/23	10,000	7,525
EXCO Resources 8.500%, 04/15/22	5,000	1,150
Gulfport Energy 6.625%, 05/01/23	5,000	4,575
Halcon Resources 8.875%, 05/15/21	15,000	5,034
Hilcorp Energy I 7.625%, 04/15/21 (A)	10,000	10,175
5.000%, 12/01/24 (A)	15,000	13,575
Laredo Petroleum 7.375%, 05/01/22	20,000	19,750
6.250%, 03/15/23	5,000	4,800
Legacy Reserves 8.000%, 12/01/20	25,000	17,750
Light Tower Rentals 8.125%, 08/01/19 (A)	10,000	6,900
Linn Energy 8.625%, 04/15/20	10,000	2,600
7.750%, 02/01/21	5,000	1,150
Matador Resources 6.875%, 04/15/23	5,000	5,013
Newfield Exploration 5.375%, 01/01/26	10,000	9,500
Northern Oil and Gas 8.000%, 06/01/20	15,000	12,405
Oasis Petroleum 7.250%, 02/01/19	5,000	4,775
6.875%, 03/15/22	5,000	4,263
PDC Energy 7.750%, 10/15/22	10,000	10,050
Penn Virginia 8.500%, 05/01/20	5,000	1,450
7.250%, 04/15/19	15,000	4,125
Range Resources 4.875%, 05/15/25 (A)	5,000	4,475
Regency Energy Partners 6.500%, 07/15/21	10,000	10,350
Rex Energy 6.250%, 08/01/22	10,000	4,100

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
SandRidge Energy 8.750%, 06/01/20 (A)	$5,000	$3,056
7.500%, 03/15/21	10,000	2,400
SM Energy 6.500%, 01/01/23	10,000	9,854
Sunoco 6.375%, 04/01/23 (A)	5,000	5,038
5.500%, 08/01/20 (A)	10,000	10,250
Talos Production 9.750%, 02/15/18 (A)	17,000	8,203
Targa Resources Partners 5.250%, 05/01/23	10,000	9,300
5.000%, 01/15/18 (A)	10,000	9,850
Tesoro Logistics 6.125%, 10/15/21	5,000	5,200
Vanguard Natural Resources 7.875%, 04/01/20	15,000	8,981
Whiting Petroleum 5.000%, 03/15/19	10,000	9,500
WPX Energy 7.500%, 08/01/20	5,000	4,675
6.000%, 01/15/22	10,000	8,800

		414,060

FINANCIAL SERVICES — 9.8%
Aircastle 5.125%, 03/15/21	20,000	21,100
Ally Financia l 8.000%, 11/01/31	5,000	6,063
5.500%, 02/15/17	25,000	25,937
4.125%, 03/30/20	15,000	15,487
Argos Merger Sub 7.125%, 03/15/23 (A)	5,000	5,262
CIT Group 5.375%, 05/15/20	15,000	16,181
CNO Financial Group 4.500%, 05/30/20	10,000	10,400
HUB Internationa l 7.875%, 10/01/21 (A)	15,000	14,963
Icahn Enterprises 6.000%, 08/01/20	15,000	15,656
International Lease Finance 8.250%, 12/15/20	10,000	11,950
5.750%, 05/15/16	25,000	25,453
Kennedy-Wilson 5.875%, 04/01/24	30,000	29,738

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIAL SERVICES — continued
Liberty Mutual Group 7.800%, 03/15/37 (A)	$10,000	$11,725
MSCI 5.750%, 08/15/25 (A)	10,000	10,545
Nationstar Mortgage 6.500%, 07/01/21	10,000	9,481
NewStar Financial 7.250%, 05/01/20 (A)	10,000	9,975
OneMain Financial Holdings 7.250%, 12/15/21 (A)	25,000	26,125
Oppenheimer Holdings 8.750%, 04/15/18	25,000	25,750
Oxford Finance 7.250%, 01/15/18 (A)	10,000	10,250
Quicken Loans 5.750%, 05/01/25 (A)	10,000	9,925
Realogy Group 5.250%, 12/01/21 (A)	10,000	10,375
Royal Bank of Scotland Group 6.125%, 12/15/22	15,000	16,449
Springleaf Finance 6.900%, 12/15/17	5,000	5,263
5.250%, 12/15/19	17,000	16,915
USI 7.750%, 01/15/21 (A)	10,000	10,000
Wayne Merger Sub 8.250%, 08/01/23 (A)	5,000	4,969

		375,937

HEALTH CARE — 8.4%
Acadia Healthcare 5.125%, 07/01/22	15,000	14,812
Alere 6.375%, 07/01/23(A)	5,000	5,200
Amsurg 5.625%, 11/30/20	10,000	10,175
CHS 6.875%, 02/01/22	10,000	10,075
Concordia Healthcare 7.000%, 04/15/23 (A)	20,000	17,400
ConvaTec Finance International PIK 8.250%, 01/15/19 (A)	15,000	14,962
DJO Finance 10.750%, 04/15/20 (A)	20,000	19,850
DPx Holdings BV 7.500%, 02/01/22 (A)	20,000	20,400
Endo 6.000%, 07/15/23 (A)	10,000	10,000

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
Endo Finance 7.250%, 12/15/20 (A)	$10,000	$10,338
Fresenius Medical Care US Finance II 5.875%, 01/31/22 (A)	10,000	10,900
HCA 7.500%, 02/15/22	25,000	28,750
5.000%, 03/15/24	25,000	25,750
HealthSouth 5.750%, 09/15/25 (A)	10,000	9,956
Hill-Rom Holdings 5.750%, 09/01/23 (A)	10,000	10,200
IASIS Healthcare 8.375%, 05/15/19	10,000	10,225
Kindred Healthcare 8.750%, 01/15/23 (A)	10,000	10,425
LifePoint Health 6.625%, 10/01/20	15,000	15,525
Quintiles Transnational 4.875%, 05/15/23 (A)	10,000	10,281
Select Medical 6.375%, 06/01/21	12,000	10,620
Tenet Healthcare 8.125%, 04/01/22	5,000	5,288
6.750%, 06/15/23	10,000	9,925
Truven Health Analytics 10.625%, 06/01/20	15,000	15,713
Valeant Pharmaceuticals International 7.500%, 07/15/21 (A)	5,000	4,563
7.000%, 10/01/20 (A)	10,000	9,250
6.125%, 04/15/25 (A)	5,000	4,206

		324,789

MATERIALS & PROCESSING — 6.9%
A Schulman 6.875%, 06/01/23 (A)	10,000	9,925
Alcoa 5.950%, 02/01/37	15,000	14,100
ArcelorMittal 6.125%, 06/01/18	5,000	5,012
Aruba Investments 8.750%, 02/15/23 (A)	5,000	4,937
Ashland 4.750%, 08/15/22	25,000	25,014
Berry Plastics 6.000%, 10/15/22 (A)	10,000	10,450
Cascades 5.750%, 07/15/23 (A)	10,000	9,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS & PROCESSING — continued
Consolidated Container 10.125%, 07/15/20 (A)	$10,000	$8,575
Coveris Holdings 7.875%, 11/01/19 (A)	30,000	28,500
INEOS Group Holdings 5.875%, 02/15/19 (A)	10,000	10,000
Mustang Merger 8.500%, 08/15/21 (A)	10,000	10,488
Neenah Paper 5.250%, 05/15/21 (A)	25,000	24,688
Nufarm Australia 6.375%, 10/15/19 (A)	5,000	4,975
Optimas OE Solutions Holding 8.625%, 06/01/21 (A)	5,000	4,750
Reynolds Group Issuer 9.875%, 08/15/19	25,000	26,313
5.750%, 10/15/20	10,000	10,400
Scotts Miracle-Gro 6.000%, 10/15/23 (A)	5,000	5,262
Sealed Air 6.875%, 07/15/33 (A)	15,000	15,300
6.500%, 12/01/20 (A)	10,000	11,175
Silgan Holdings 5.000%, 04/01/20	15,000	15,300
Summit Materials 6.125%, 07/15/23	10,000	9,950

		264,714

PRODUCER DURABLES — 15.6%
American Airlines Group 5.500%, 10/01/19 (A)	15,000	15,232
American Axle & Manufacturing 7.750%, 11/15/19	15,000	16,762
Amsted Industries 5.000%, 03/15/22 (A)	10,000	10,100
ATS Automation Tooling Systems 6.500%, 06/15/23 (A)	10,000	10,250
Builders FirstSource 10.750%, 08/15/23 (A)	5,000	5,162
CalAtlantic Group 8.375%, 01/15/21	15,000	17,794
Casella Waste Systems 7.750%, 02/15/19	45,000	45,675
Century Communities 6.875%, 05/15/22	10,000	9,407
Covanta Holding 5.875%, 03/01/24	5,000	4,963

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

PRODUCER DURABLES — continued
CPG Merger Sub 8.000%, 10/01/21 (A)	$15,000	$15,262
DR Horton 4.000%, 02/15/20	5,000	5,150
Fiat Chrysler Automobiles 4.500%, 04/15/20	5,000	5,050
Flexi-Van Leasing 7.875%, 08/15/18 (A)	20,000	20,450
General Motors 6.250%, 10/02/43	20,000	22,084
Goodyear Tire & Rubber 6.500%, 03/01/21	15,000	15,937
H&E Equipment Services 7.000%, 09/01/22	15,000	15,225
Hardwoods Acquisition 7.500%, 08/01/21 (A)	15,000	13,800
HD Supply 7.500%, 07/15/20	15,000	15,975
Jaguar Land Rover Automotive 4.125%, 12/15/18 (A)	20,000	20,500
Jarden 5.000%, 11/15/23 (A)	10,000	10,275
JB Poindexter 9.000%, 04/01/22 (A)	25,000	26,438
KB Home 7.500%, 09/15/22	12,000	12,300
Lennar 12.250%, 06/01/17	15,000	17,194
LMI Aerospace 7.375%, 07/15/19	10,000	9,825
Martin Midstream Partners 7.250%, 02/15/21	10,000	9,425
Moog 5.250%, 12/01/22 (A)	15,000	15,300
MPG Holdco I 7.375%, 10/15/22	15,000	15,938
NCI Building Systems 8.250%, 01/15/23 (A)	15,000	15,900
Omega US Sub 8.750%, 07/15/23 (A)	10,000	9,413
OPE KAG Finance Sub 7.875%, 07/31/23 (A)	5,000	5,200
Park-Ohio Industries 8.125%, 04/01/21	25,000	26,187
Schaeffler Holding Finance BV PIK 6.250%, 11/15/19 (A)	5,000	5,275
StandardAero Aviation Holdings 10.000%, 07/15/23 (A)	10,000	10,100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
PRODUCER DURABLES — continued
Tempur Sealy International 6.875%, 12/15/20	$10,000	$10,700
Tenneco 5.375%, 12/15/24	10,000	10,350
Terex 6.000%, 05/15/21	7,000	6,931
Toll Brothers Finance 6.750%, 11/01/19	15,000	16,950
TransDigm 5.500%, 10/15/20	5,000	5,013
TRI Pointe Holdings 4.375%, 06/15/19	10,000	9,937
US Concrete 8.500%, 12/01/18	15,000	15,563
Waterjet Holdings 7.625%, 02/01/20 (A)	10,000	10,075
William Lyon Homes 7.000%, 08/15/22 (A)	10,000	10,363
Xerium Technologies 8.875%, 06/15/18	10,000	10,200
XPO Logistics 7.875%, 09/01/19 (A)	7,000	7,044
6.500%, 06/15/22 (A)	5,000	4,463
ZF North America Capital 4.000%, 04/29/20 (A)	10,000	10,100

		601,237

REAL ESTATE INVESTMENT TRUST — 1.5%
DuPont Fabros Technology 5.875%, 09/15/21	20,000	21,000
ESH Hospitality 5.250%, 05/01/25 (A)	5,000	5,019
Iron Mountain 5.750%, 08/15/24	25,000	25,125
RHP Hotel Properties 5.000%, 04/15/23	5,000	5,162

		56,306

TECHNOLOGY — 5.5%
Amkor Technology 6.625%, 06/01/21	15,000	14,775
Anixter 5.625%, 05/01/19	15,000	15,862
CDW 5.500%, 12/01/24	10,000	10,475
5.000%, 09/01/23	10,000	10,375

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TECHNOLOGY — continued
Emdeon 11.000%, 12/31/19	$20,000	$21,300
6.000%, 02/15/21 (A)	10,000	9,812
Ensemble S Merger Sub 9.000%, 09/30/23 (A)	5,000	5,012
First Data 11.750%, 08/15/21	10,000	11,400
IMS Health 6.000%, 11/01/20 (A)	20,000	20,700
Infor US 6.500%, 05/15/22 (A)	5,000	4,738
j2 Global 8.000%, 08/01/20	10,000	10,637
Leidos 5.500%, 07/01/33	10,000	9,089
Sensata Technologies 5.625%, 11/01/24 (A)	15,000	15,263
SunGard Data Systems 6.625%, 11/01/19	20,000	20,700
WEX 4.750%, 02/01/23 (A)	15,000	14,025
Zebra Technologies 7.250%, 10/15/22	15,000	16,369

		210,532

UTILITIES — 11.3%
Aegis Merger Sub 10.250%, 02/15/23 (A)	12,000	12,240
Altice 7.750%, 05/15/22 (A)	15,000	14,437
Blue Coat Holdings 8.375%, 06/01/23 (A)	15,000	15,525
Calpine 7.875%, 01/15/23 (A)	5,000	5,369
5.500%, 02/01/24	15,000	14,250
5.375%, 01/15/23	5,000	4,781
CenturyLink 5.625%, 04/01/25	7,000	6,282
Cogent Communications Group 5.375%, 03/01/22 (A)	10,000	9,850
CommScope 5.500%, 06/15/24 (A)	10,000	9,900
CPI International 8.750%, 02/15/18	25,000	25,125
DigitalGlobe 5.250%, 02/01/21 (A)	20,000	17,992

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND
OCTOBER 31, 2015

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

UTILITIES — continued
Dynegy 7.625%, 11/01/24	$10,000	$10,025
FirstEnergy 7.375%, 11/15/31	20,000	23,867
Frontier Communications 11.000%, 09/15/25 (A)	10,000	10,481
9.000%, 08/15/31	10,000	9,045
Intelsat Luxembourg 7.750%, 06/01/21	25,000	14,750
Level 3 Financing 8.625%, 07/15/20	15,000	15,844
5.375%, 01/15/24 (A)	5,000	5,063
Neptune Finco 10.875%, 10/15/25 (A)	10,000	10,675
NRG Energy 7.875%, 05/15/21	15,000	14,925
6.250%, 05/01/24	5,000	4,475
SBA Communications 5.625%, 10/01/19	7,000	7,315
4.875%, 07/15/22	15,000	15,336
Sprint 7.875%, 09/15/23	15,000	13,875
7.125%, 06/15/24	30,000	26,344
Sprint Capital 8.750%, 03/15/32	10,000	9,000
Talen Energy Supply 6.500%, 06/01/25 (A)	10,000	8,875
TerraForm Power Operating 6.125%, 06/15/25 (A)	5,000	4,500
T-Mobile USA 6.625%, 04/01/23	25,000	25,539
West 5.375%, 07/15/22 (A)	25,000	23,813
Wind Acquisition Finance 4.750%, 07/15/20 (A)	10,000	10,175
Windstream 7.750%, 10/15/20	10,000	9,000
7.500%, 04/01/23	5,000	4,175
Zayo Group 10.125%, 07/01/20	10,000	10,900
6.000%, 04/01/23 (A)	10,000	10,195

		433,943

Total Corporate Obligations (Cost $3,833,772)		3,676,294

COMMON STOCK — 0.3%
	Shares	Value

ENERGY — 0.2%
Comstock Resources	1,104	$2,539
EXCO Resources*	3,200	3,584

		6,123

PRODUCER DURABLES — 0.1%
Meritor *	365	3,968
Navistar International *	150	1,845

		5,813

Total Common Stock (Cost $21,159)		11,936

Total Investments — 95.9% (Cost $3,854,931)		$3,688,230

Percentages are based upon Net Assets of $3,844,717.

*	Non-income producing security.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

PIK – Payment-in-Kind

The following is a summary of the inputs used as of October 31, 2015 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Obligations	$—	$3,676,294	$—	$3,676,294
Common Stock	11,936	—	—	11,936

Total Investments in Securities	$11,936	$3,676,294	$—	$3,688,230

For the period ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:
	Long	Short	Net
Convertible Bonds	89.5%	0.0%	89.5%
Short-Term Investment	6.6	0.0	6.6
Preferred Stock	3.9	0.0	3.9
Materials	0.0	(0.8)	(0.8)
Industrials	0.0	(1.2)	(1.2)
Consumer Discretionary	0.0	(1.4)	(1.4)
Information Technology	0.0	(1.9)	(1.9)
Financials	0.0	(2.1)	(2.1)
Health Care	0.0	(3.8)	(3.8)

Total Investments			88.8

Other Assets and Liabilities, Net			11.2

			100.0%

†	Percentages are based on total investments. Purchased options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 87.7%
	Face Amount (1)		Value

CHINA — 15.3%
E-House China Holdings 2.750%, 12/15/18 (A)		50,000	$47,000
Kingsoft 1.250%, 04/11/19	HKD	2,000,000	247,723
Qihoo 360 Technology 2.500%, 09/15/18		200,000	194,499
SINA 1.000%, 12/01/18		150,000	144,563
SouFun Holdings 2.000%, 12/15/18		150,000	144,094
Vipshop Holdings 1.500%, 03/15/19 (D)		150,000	184,781
YY 2.250%, 04/01/19		150,000	143,438

			1,106,098

HONG KONG — 10.4%
ASM Pacific Technology 2.000%, 03/28/19	HKD	2,000,000	257,077
PB Issuer No. 2 1.750%, 04/12/16		250,000	245,625
Shine Power International 0.000%, 07/28/19 (B)	HKD	2,000,000	251,271

			753,973

NORWAY — 5.4%
Ship Finance International 3.750%, 02/10/16		200,000	208,000
Siem Industries MTN 1.000%, 09/12/19		200,000	184,100

			392,100

CONVERTIBLE BONDS — continued
	Face Amount	Value

PORTUGAL — 2.8%
NB Finance MTN 3.500%, 12/06/15	$200,000	$198,500

SINGAPORE — 4.2%
Olam International 6.000%, 10/15/16	300,000	305,625

SOUTH KOREA — 2.7%
Hyundai Heavy Industries 0.000%, 06/29/20 (B)	200,000	191,750

UNITED KINGDOM — 4.7%
Premier Oil Finance Jersey MTN 2.500%, 07/27/18	200,000	153,750
Vedanta Resources Jersey 5.500%, 07/13/16	200,000	189,260

		343,010

UNITED STATES — 42.2%
AmTrust Financial Services 2.750%, 12/15/44 (D)	150,000	147,281
Ares Capital 5.125%, 06/01/16	100,000	100,750
Atlas Air Worldwide Holdings 2.250%, 06/01/22 (D)	250,000	210,469
Cobalt International Energy 2.625%, 12/01/19	100,000	72,000
FireEye 1.625%, 06/01/35 (A) (D)	40,000	33,725
1.000%, 06/01/35 (A) (D)	80,000	69,200
Fluidigm 2.750%, 02/01/34 (D)	200,000	132,625
HealthSouth 2.000%, 12/01/43 (D)	100,000	108,938
Iconix Brand Group 2.500%, 06/01/16	200,000	190,875
Immunomedics 4.750%, 02/15/20 (A)	150,000	121,688
Insulet 2.000%, 06/15/19 (D)	150,000	143,813
Integra LifeSciences Holdings 1.625%, 12/15/16 (D)	150,000	178,218
Jefferies Group 3.875%, 11/01/29	200,000	204,500
M/I Homes Inc 3.000%, 03/01/18	200,000	193,000
Microchip Technology 1.625%, 02/15/25 (A) (D)	150,000	155,531
Nuance Communications 2.750%, 11/01/31	200,000	200,750

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2015

CONVERTIBLE BONDS — continued
	Face Amount/ Shares	Value

UNITED STATES — continued
PDL BioPharma 4.000%, 02/01/18	$150,000	$124,780
PTC Therapeutics 3.000%, 08/15/22 (A) (D)	100,000	84,563
ServiceSource International 1.500%, 08/01/18	200,000	168,250
Shutterfly 0.250%, 05/15/18	200,000	191,375
Stillwater Mining 1.750%, 10/15/32 (D)	150,000	148,219
Titan Machinery 3.750%, 05/01/19	100,000	74,438

		3,054,988

Total Convertible Bonds (Cost $6,584,195)		6,346,044

PREFERRED STOCK — 3.8%
UNITED STATES — 3.8%
Cowen Group Inc., 5.625%* (D)	115	91,856
Kinder Morgan, 9.750%*	3,700	182,447

Total Preferred Stock (Cost $296,300)		274,303

SHORT-TERM INVESTMENT — 6.5%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (C) (Cost $471,000)	471,000	471,000

Total Investments — 98.0% (Cost $7,351,495)		7,091,347

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCK — (11.0)%
CHINA — (1.4)%
Vipshop Holdings ADR *	(5,000)	(102,600)

UNITED STATES — (9.6)%
AmTrust Financial Services	(1,400)	(95,508)
Atlas Air Worldwide Holdings*	(2,000)	(82,480)
Cowen Group, Cl A*	(14,000)	(58,940)
FireEye*	(1,250)	(32,688)
Fluidigm*	(1,800)	(19,458)
HealthSouth	(1,900)	(66,177)

COMMON STOCK — continued
	Shares/ Contracts	Value

UNITED STATES — continued
Immunomedics*	(400)	$(1,196)
Insulet*	(1,440)	(43,056)
Integra LifeSciences Holdings*	(1,900)	(113,182)
Microchip Technology	(2,120)	(102,375)
PTC Therapeutics*	(1,065)	(26,487)
Stillwater Mining*	(5,700)	(53,238)

		(694,785)

Total Common Stock (Proceeds $901,851)		(797,385)

Total Securities Sold Short — (11.0)% (Proceeds $901,851)		(797,385)

PURCHASED OPTIONS — 0.4%
CHINA — 0.2%
iShares China Large-Capital ETF, Expires 11/20/15, Put Option, Strike Price $43.00* (Cost $4,126)	30	13,950

UNITED STATES — 0.2%
SPDR Barclays High Yield Bond ETF, Expires 12/18/15, Put Option, Strike Price $37.00* (Cost $14,601)	150	15,000

Total Purchased Options (Cost $18,727)		$28,950

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2015, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Depreciation
US Bank	11/13/15	HKD	(5,833,000)	USD	752,558	$(54)

For the period ended October 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based upon Net Assets of $7,234,450.

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND
OCTOBER 31, 2015

(B)	Zero coupon security.

(C)	The rate reported is the 7-day effective yield as of October 31, 2015.

(D)	All or a portion of the shares have been committed as collateral for open short positions.

ADR – American Depositary Receipt

Cl – Class

ETF – Exchange Traded Fund

HKD – Hong Kong Dollar

MTN – Medium Term Note

SPDR – Standard & Poor’s Depositary Rate

USD – United States Dollar

The following is a summary of the inputs used as of October 31, 2015 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$6,346,044	$—	$6,346,044
Preferred Stock	—	274,303	—	274,303
Short-Term Investment	471,000	—	—	471,000

Total Investments in Securities	$471,000	$6,620,347	$—	$7,091,347

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(797,385)	$—	$—	$(797,385)

Total Securities Sold Short	$(797,385)	$—	$—	$(797,385)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$28,950	$—	$—	$28,950
Forwards Contracts*
Unrealized Depreciation	—	(54)	—	(54)

Total Other Financial Instruments	$28,950	$(54)	$—	$28,896

*	Forward contracts are valued at the unrealized depreciation on the instruments.

For the period ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
OCTOBER 31, 2015

Sector Weightings (unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 94.3%
	Face Amount (1)	Value

AUSTRIA — 2.7%
IMMOFINANZ 4.250%, 03/08/18	EUR 123,600	$155,381

CHINA — 6.5%
Crotona Asset 4.000%, 04/14/19	200,000	217,500
Vipshop Holdings 1.500%, 03/15/19	125,000	153,984

		371,484

CYPRUS — 2.3%
Aroundtown Property Holdings 3.000%, 05/05/20	EUR 100,000	132,783

GERMANY — 2.8%
Fresenius & KGaA 0.000%, 09/24/19 (A)	EUR 100,000	156,838

ITALY — 4.6%
Beni Stabili SIIQ 2.625%, 04/17/19	EUR 100,000	137,050
Prysmian 1.250%, 03/08/18	EUR 100,000	122,281

		259,331

JAPAN — 17.1%
CYBERDYNE 0.000%, 12/12/17 (A)	JPY 20,000,000	177,344
Iida Group Holdings 0.000%, 06/18/20 (A)	JPY 10,000,000	93,644
Japan Airport Terminal 0.000%, 03/06/20 (A)	JPY 10,000,000	94,990
Joyo Bank 0.000%, 04/24/19 (A)	100,000	102,875
MISUMI Group 0.000%, 10/22/18 (A)	100,000	119,250
Shizuoka Bank 0.000%, 04/25/18 (A)	100,000	100,625
Takashimaya 0.000%, 12/11/18 (A)	JPY 10,000,000	87,014

CONVERTIBLE BONDS — continued
	Face Amount (1)	Value

JAPAN — continued
Teijin 0.000%, 12/12/18 (A)	JPY 10,000,000	$99,756
Terumo 0.000%, 12/04/19 (A)	JPY 10,000,000	95,508

		971,006

MEXICO — 4.0%
America Movil 0.000%, 05/28/20 (A)	EUR 200,000	225,428

NETHERLANDS — 4.6%
OCI MTN 3.875%, 09/25/18	EUR 200,000	262,033

NORWAY — 1.8%
Ship Finance International 3.750%, 02/10/16	100,000	104,000

SOUTH AFRICA — 2.1%
Steinhoff Finance Holdings GmbH 1.250%, 08/11/22	EUR 100,000	118,350

SPAIN — 2.4%
ACS Actividades Finance 2.625%, 10/22/18	EUR 100,000	134,845

SWEDEN — 3.2%
Industrivarden 1.875%, 02/27/17	EUR 150,000	181,706

SWITZERLAND — 1.9%
Schindler Holding 0.375%, 06/05/17	CHF 100,000	105,215

TAIWAN — 1.9%
Zhen Ding Technology Holding 0.000%, 06/26/19 (A)	100,000	106,125

UNITED KINGDOM — 5.5%
Helical Bar Jersey 4.000%, 06/17/19	GBP 100,000	163,023
Inmarsat Plc 1.750%, 11/16/17	100,000	146,500

		309,523

UNITED STATES — 30.9%
Array BioPharma 3.000%, 06/01/20	50,000	51,657
BroadSoft 1.000%, 09/01/22 (B)	59,000	60,069
Electronics For Imaging 0.750%, 09/01/19	90,000	95,906

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
OCTOBER 31, 2015

CONVERTIBLE BONDS — continued
	Face Amount	Value

UNITED STATES — continued
Immunomedics 4.750%, 02/15/20 (B)	$25,000	$20,281
InterDigital 2.500%, 03/15/16	55,000	56,341
Jarden 1.125%, 03/15/34	70,000	77,175
Lam Research 0.500%, 05/15/16	75,000	94,781
LinkedIn 0.500%, 11/01/19 (B)	50,000	54,281
M/I Homes Inc 3.000%, 03/01/18	135,000	130,275
NVIDIA 1.000%, 12/01/18	90,000	131,569
NXP Semiconductors 1.000%, 12/01/19 (B)	200,000	214,249
ON Semiconductor 2.625%, 12/15/26	75,000	89,719
Priceline Group 0.350%, 06/15/20	95,000	123,025
PTC Therapeutics 3.000%, 08/15/22 (B)	15,000	12,684
salesforce.com inc 0.250%, 04/01/18	55,000	71,328
SEACOR Holdings 2.500%, 12/15/27	40,000	38,350
SolarCity 2.750%, 11/01/18	75,000	60,656
Starwood Property Trust 4.550%, 03/01/18	155,000	156,744
Stillwater Mining 1.750%, 10/15/32	90,000	88,931
Synchronoss Technologies 0.750%, 08/15/19	70,000	71,357
Wright Medical Group 2.000%, 02/15/20 (B)	55,000	51,975

		1,751,353

Total Convertible Bonds (Cost $5,368,911)		5,345,401

PREFERRED STOCK — 2.4%
	Shares	Value

UNITED STATES — 2.4%
Frontier Communications, 11.125%*	500	$49,565
Kinder Morgan, 9.750%*	1,700	83,827

		133,392

Total Preferred Stock (Cost $133,300)		133,392

SHORT-TERM INVESTMENT — 2.5%
SEI Daily Income Trust, Government Fund, Cl A, 0.010% (C) (Cost $144,410)	144,410	144,410

Total Investments — 99.2% (Cost $5,646,621)		$5,623,203

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2015, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Depreciation
US Bank	11/13/15	USD	(273,960)	EUR	240,000	$(10,011)

For the period ended October 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based upon Net Assets of $5,669,062.

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

(A)	Zero coupon security.

(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. These securities have been determined to be liquid under the guidelines established by the Board of Trustees.

(C)	The rate reported is the 7-day effective yield as of October 31, 2015.

Cl – Class

CHF – Swiss Franc

EUR – Euro Currency

GBP – British Pound

JPY – Japanese Yen

MTN – Medium Term Note

PLC – Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC GLOBAL CONVERTIBLES FUND
OCTOBER 31, 2015

The following is a summary of the inputs used as of October 31, 2015 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total

Convertible Bonds	$—	$5,345,401	$—	$5,345,401
Preferred Stock	133,392	—	—	133,392
Short-Term Investment	144,410	—	—	144,410

Total Investments in Securities	$277,802	$5,345,401	$—	$5,623,203

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Depreciation	$—	$(10,011)	$—	$(10,011)

Total Other Financial Instruments	$—	$(10,011)	$—	$(10,011)

*	Forward contracts are valued at the unrealized depreciation on the instruments.

For the period ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended October 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood LargeCap Value Fund	Westwood Dividend Growth Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Assets:
Investments, at Value (Cost $100,175,560, $64,944,091, $110,274,524 and $426,875,757, respectively)	$138,454,565	$74,390,238	$119,281,066	$488,715,486
Cash	5,427	—	—	—
Dividends Receivable	165,716	52,135	12,637	81,107
Receivable for Capital Shares Sold	13,380	—	13,474	279,738
Receivable for Investment Securities Sold	—	—	798,398	3,280,434
Foreign Tax Reclaims Receivable	—	3,553	—	—
Prepaid Expenses	10,238	4,684	6,704	19,849

Total Assets	138,649,326	74,450,610	120,112,279	492,376,614

Liabilities:
Payable for Investment Securities Purchased	2,060,301	—	246,697	1,129,266
Payable due to Investment Adviser	85,015	46,776	76,869	310,522
Payable for Audit Fees	24,410	24.410	24,410	24,410
Payable for Capital Shares Redeemed	16,629	39,296	280,649	244,225
Payable due to Administrator	5,265	2,897	4,878	19,232
Payable for Custodian Fees	1.142	1,121	1,454	5,614
Payable due to Trustees	771	427	734	2,861
Payable for Pricing Fees	334	223	339	1,075
Payable for Distribution Fees — A Class Shares	390	—	—	—
Chief Compliance Officer Fees Payable	361	200	344	1,339
Other Accrued Expenses	9,021	4,702	31,254	83,645

Total Liabilities	2,203,639	120,052	667,628	1,822,189

Net Assets	$136,445,687	$74,330,558	$119,444,651	$490,554,425

NET ASSETS CONSIST OF:
Paid-in Capital	$87,133,052	$58,923,155	$109,387,491	$397,079,304
Undistributed Net Investment Income	1,084,405	619,290	370,956	16,449
Accumulated Net Realized Gain on Investments	9,949,225	5,341,966	679,662	31,618,943
Net Unrealized Appreciation on Investments	38,279,005	9,446,147	9,006,542	61,839,729

Net Assets	$136,445,687	$74,330,558	$119,444,651	$490,554,425

Institutional Shares
Net Assets	$134,657,546	$74,330,558	$119,444,651	$490,554,425
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,272,843	6,416,376	8,878,379	30,616,185

Net Asset Value, Offering and Redemption Price Per Share	$11.95	$11.58	$13.45	$16.02

A Class Shares
Net Assets	$1,788,141	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	149,265	N/A	N/A	N/A

Net Asset Value and Redemption Price Per Share	$11.98	N/A	N/A	N/A

Maximum Offering Price Per Share	$12.61	N/A	N/A	N/A

	($11.98/95.00%)	N/A	NA	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood SmallCap Value Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Assets:
Investments, at Value (Cost $120,568,568, $32,319,371, $2,320,644,202 and $8,031,338, respectively)	$135,917,559	$25,892,900	$2,524,112,604	$7,727,447
Foreign Currency, at Value (Cost $0, $0, $0 and $1, respectively)	—	—	—	1
Cash	—	8,951	—	—
Receivable for Investment Securities Sold	683,944	—	—	—
Receivable for Capital Shares Sold	158,118	1,723	1,634,952	—
Dividends and Interest Receivable	62,951	113,431	8,207,394	15,441
Deferred Offering Costs (See Note 2)	—	7,233	—	14,912
Receivable from Investment Adviser	—	—	—	2,449
Foreign Tax Reclaims Receivable	—	—	482,183	259
Prepaid Expenses	6,611	971	79,132	349

Total Assets	136,829,183	26,025,209	2,534,516,265	7,760,858

Liabilities:
Payable for Investment Securities Purchased	661,505	20,786	—	—
Payable due to Investment Adviser	96,638	7,155	1,628,362	—
Payable for Capital Shares Redeemed	51,983	11,654	1,278,116	—
Payable for Audit Fees	24,410	45,560	24,410	24,410
Payable due to Administrator	5,235	1,029	100,850	764
Payable for Custodian Fees	1.553	1,025	18,644	1,253
Payable due to Trustees	754	155	14,925	46
Payable for Pricing Fees	356	110	5,380	1,024
Chief Compliance Officer Fees Payable	353	73	6,988	21
Payable for Distribution Fees —A Class Shares	—	—	29,969	—
Payable for Shareholder Servicing Fees	—	—	—	1,095
Other Accrued Expenses	13,383	6,333	142,510	3,747

Total Liabilities	856,170	93,880	3,250,154	32,360

Net Assets	$135,973,013	$25,931,329	$2,531,266,111	$7,728,498

NET ASSETS CONSIST OF:
Paid-in Capital	$122,725,628	$32,987,810	$2,296,179,679	$8,088,614
Undistributed Net Investment Income	135,536	74,602	1,368,496	—
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2,237,142)	(704,612)	30,249,534	(56,212)
Net Unrealized Appreciation (Depreciation) on Investments	15,348,991	(6,426,471)	203,468,402	(303,891)
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	(13)

Net Assets	$135,973,013	$25,931,329	$2,531,266,111	$7,728,498

Institutional Shares
Net Assets	$135,973,013	$25,931,329	$2,387,026,649	$7,728,498
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,011,816	3,353,327	165,924,247	809,891

Net Asset Value, Offering and Redemption Price Per Share	$13.58	$7.73	$14.39	$9.54

A Class Shares
Net Assets	N/A	N/A	$144,239,462	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	10,035,294	N/A

Net Asset Value and Redemption Price Per Share	N/A	N/A	$14.37	N/A

Maximum Offering Price Per Share	N/A	N/A	$15.13	N/A

	N/A	N/A	($14.37/95.00%)	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $14,054,148, $4,743,586, $264,217,959 and $132,289,065, respectively)	$15,190,763	$5,261,688	$230,720,027	$125,600,378
Foreign Currency, at Value (Cost $0, $0, $398,907 and $0, respectively)	—	—	397,364	—
Cash	—	—	—	3,835,663
Foreign Tax Reclaims Receivable	18,818	10,758	19,706	—
Dividends and Interest Receivable	17,146	10,871	36,680	2,396,117
Receivable from Investment Adviser	3,334	9,192	—	—
Receivable for Capital Shares Sold	—	—	299,985	27,187
Receivable for Investment Securities Sold	—	1,011	121,794	277,722
Prepaid Expenses	10,317	10,185	20,817	9,072

Total Assets	15,240,378	5,303,705	231,616,373	132,146,139

Liabilities:
Payable for Audit Fees	24,410	24,410	24,410	24,410
Payable for Custodian Fees	4,766	5,672	46,099	1,453
Payable for Pricing Fees	3,049	3,223	4,390	13,215
Payable due to Administrator	1,446	501	22,875	5,176
Payable due to Trustees	86	30	1,387	762
Chief Compliance Officer Fees Payable	40	14	649	357
Payable for Capital Shares Redeemed	—	—	—	79,088
Payable due to Investment Adviser	—	—	140,194	77,595
Payable for Distribution Fees —A Class Shares	—	—	1,011	575
Other Accrued Expenses	3,192	2,935	33,056	10,907

Total Liabilities	36,989	36,785	274,071	213,538

Net Assets	$15,203,389	$5,266,920	$231,342,302	$131,932,601

NET ASSETS CONSIST OF:
Paid-in Capital	$14,116,258	$4,812,832	$280,258,304	$145,668,849
Undistributed Net Investment Income	171,944	108,990	1,581,383	36,316
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(218,895)	(171,310)	(16,992,866)	(7,083,877)
Net Unrealized Appreciation (Depreciation) on Investments	1,136,615	518,102	(33,497,932)	(6,688,687)
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	(2,533)	(1,694)	(6,587)	—

Net Assets	$15,203,389	$5,266,920	$231,342,302	$131,932,601

Institutional Shares
Net Assets	$15,203,389	$5,266,920	$230,965,700	$130,774,934
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,357,458	480,724	29,927,173	14,067,604

Net Asset Value, Offering and Redemption Price Per Share	$11.20	$10.96	$7.72	$9.30

A Class Shares
Net Assets	N/A	N/A	$376,602	$1,157,667
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	48,876	124,516

Net Asset Value and Redemption Price Per Share	N/A	N/A	$7.71	$9.30

Maximum Offering Price Per Share	N/A	N/A	$8.12	$9.50

	N/A	N/A	($7.71/95.00%)	($9.30/97.75%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
Assets:
Investments, at Value (Cost $3,854,931, $7,351,495 and $5,646,621, respectively)	$3,688,230	$7,091,347	$5,623,203
Foreign Currency, at Value (Cost $0, $0 and $17, respectively)	—	—	17
Purchased Options, at Value (Cost $0, $18,727 and $0, respectively)	—	28,950	—
Cash	99,730	246,654	—
Restricted Deposits held at Prime Broker	—	806,501	—
Dividends and Interest Receivable	70,522	44,825	19,808
Receivable for Investment Securities Sold	35,694	1,184	369,886
Receivable from Investment Adviser	18,766	6,319	4,106
Deferred Offering Costs (See Note 2)	4,836	27,045	14,912
Foreign Tax Reclaim Receivable	—	764	161
Prepaid Expenses	2,764	3,983	318

Total Assets	3,920,542	8,257,572	6,032,411

Liabilities:
Securities Sold Short, at Value (Proceeds $0, $901,851 and $0, respectively)	—	797,385	—
Payable for Investment Securities Purchased	33,856	193,000	323,347
Payable for Audit Fees	24,410	24,410	24,410
Payable for Pricing Fees	10,480	1,024	1,021
Payable for Custodian Fees	809	233	491
Payable due to Administrator	151	622	546
Payable due to Trustees	22	31	33
Payable for Shareholder Servicing Fees	12	125	—
Chief Compliance Officer Fees Payable	10	14	15
Unrealized Loss on Forward Foreign Currency Contracts	—	54	10,011
Other Accrued Expenses	6,075	6,224	3,475

Total Liabilities	75,825	1,023,122	363,349

Net Assets	$3,844,717	$7,234,450	$5,669,062

NET ASSETS CONSIST OF:
Paid-in Capital	$4,017,168	$7,176,859	$5,790,220
Undistributed Net Investment Income	19,725	31,772	4,749
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options, and Foreign Currency Transactions	(25,475)	171,332	(92,570)
Net Unrealized Appreciation (Depreciation) on Investments, Purchased Options and Securities Sold Short	(166,701)	(145,459)	(23,418)
Net Unrealized Depreciation on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	—	(54)	(9,919)

Net Assets	$3,844,717	$7,234,450	$5,669,062

Ultra Shares
Net Assets	$3,572,165	$3,943,349	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	371,616	390,155	N/A

Net Asset Value, Offering and Redemption Price Per Share*	$9.61	$10.11	N/A

Institutional Shares
Net Assets	$272,552	$3,291,101	$5,669,062
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	28,322	325,661	579,796

Net Asset Value, Offering and Redemption Price Per Share*	$9.62	$10.11	$9.78

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Redemption price may vary depending upon the length of time shares are held for the Westwood Market Neutral Fund and the Westwood Strategic Global Convertibles Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2015

STATEMENTS OF OPERATIONS
	Westwood LargeCap Value Fund	Westwood Dividend Growth Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Investment Income
Dividends	$2,916,706	$1,602,223	$1,509,843	$5,566,878

Total Investment Income	2,916,706	1,602,223	1,509,843	5,566,878

Expenses
Investment Advisory Fees	1,065,654	610,840	932,390	3,978,510
Administration Fees	65,368	37,454	57,159	243,922
Distribution Fees — A Class	4,876	—	—	—
Trustees’ Fees	3,017	1,734	2,698	11,405
Chief Compliance Officer Fees	1,167	766	1,087	3,821
Transfer Agent Fees	44,826	23,109	26,323	57,243
Registration and Filing Fees	37,167	19,258	27,258	24,794
Professional Fees	30,985	28,546	30,255	47,100
Custodian Fees	12,583	6,101	9,579	32,555
Printing Fees	11,499	5,956	15,663	28,421
Shareholder Servicing Fees	—	—	7,767	670,909
Other Expenses	6,742	3,628	4,737	19,374

Total Expenses	1,283,884	737,392	1,114,916	5,118,054

Recovery of Previously Waived Fees (Note 7)	—	—	112,242	—
Less: Fees Paid Indirectly	(118)	(17)	(9)	(18)

Net Expenses	1,283,766	737,375	1,227,149	5,118,036

Net Investment Income	1,632,940	864,848	282,694	448,842

Net Realized Gain on Investments	12,026,604	6,153,088	802,263	36,519,538
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,646,572)	(4,135,223)	(1,131,080)	(34,845,981)

Net Realized and Unrealized Gain (Loss) on Investments	4,380,032	2,017,865	(328,817)	1,673,557

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,012,972	$2,882,713	$(46,123)	$2,122,399

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR OR PERIOD ENDED
OCTOBER 31, 2015

STATEMENTS OF OPERATIONS
	Westwood SmallCap Value Fund	Westwood MLP and Strategic Energy Fund(1)	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund(2)
Investment Income
Dividends	$1,745,171	$347,615	$57,929,935	$93,609
Dividends from Master Limited Partnerships	—	154,757	—	—
Less: Return of Capital Distributions	—	(154,757)	—	—
Interest	—	—	8,563,300	3,656
Less: Foreign Taxes Withheld	—	(7,817)	(113,943)	(1,266)

Total Investment Income	1,745,171	339,798	66,379,292	95,999

Expenses
Investment Advisory Fees	1,062,629	118,190	19,904,224	28,668
Administration Fees	57,453	6,372	1,219,963	4,079
Trustees’ Fees	2,711	360	55,894	93
Chief Compliance Officer Fees	1,095	278	18,029	107
Shareholder Servicing Fees	132,548	—	—	1,242
Professional Fees	30,235	51,576	134,979	24,579
Distribution Fees — A Class	—	—	518,043	—
Transfer Agent Fees	26,385	15,075	405,652	8,712
Registration and Filing Fees	24,467	3,876	138,617	826
Custodian Fees	9,582	3,161	116,879	3,384
Printing Fees	8,962	5,878	140,191	1,798
Offering Costs	—	40,167	—	17,838
Other Expenses	4,633	1,648	84,454	2,070

Total Expenses	1,360,700	246,581	22,736,925	93,396

Less:
Recovery of Previously Waived Fees (Note 7)	14,612	—	—	—
Waiver of Investment Advisory Fees	—	(107,531)	—	(28,668)
Reimbursement of other operating expenses	—	—	—	(28,350)
Fees Paid Indirectly	(24)	(1)	(2,221)	(1)

Net Expenses	1,375,288	139,049	22,734,704	36,377

Net Investment Income	369,883	200,749	43,644,588	59,622

Net Realized Gain (Loss) on Investments	(1,592,465)	(704,612)	4,472,813	(64,685)
Net Realized Gain (Loss) on Foreign Currency Transactions	—	—	—	(14,030)
Net Change in Unrealized (Depreciation) on Investments	(714,263)	(6,426,471)	(76,598,947)	(303,891)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies.	—	—	—	(13)

Net Realized and Unrealized Loss on Investments	(2,306,728)	(7,131,083)	(72,126,134)	(382,619)

Net Decrease in Net Assets Resulting from Operations	$(1,936,845)	$(6,930,334)	$(28,481,546)	$(322,997)

(1) Commenced operations on December 29, 2014.

(2) Commenced operations on May 1, 2015.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2015

STATEMENTS OF OPERATIONS
	Westwood Global Equity Fund	Westwood Global Dividend Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$367,396	$170,632	$5,096,373	$—
Interest	—	—	—	7,923,213
Less: Foreign Taxes Withheld	(18,026)	(9,452)	(396,197)	—

Total Investment Income	349,370	161,180	4,700,176	7,923,213

Expenses
Investment Advisory Fees	120,433	46,154	1,743,855	1,131,351
Administration Fees	27,985	11,307	224,131	69,427
Chief Compliance Officer Fees	324	260	1,610	1,173
Trustees’ Fees	320	122	4,087	3,105
Distribution Fees — A Class	—	—	1,087	2,875
Custodian Fees	27,128	32,546	221,412	9,878
Professional Fees	25,779	25,400	32,268	31,416
Registration and Filing Fees	20,077	18,582	54,467	38,633
Transfer Agent Fees	17,997	17,279	48,084	57,286
Printing Fees	2,795	2,339	11,700	10,971
Other Expenses	10,291	10,737	18,082	61,311

Total Expenses	253,129	164,726	2,360,783	1,417,426

Less:
Waiver of Investment Advisory Fees	(102,583)	(46,154)	(158,332)	(58,664)
Reimbursement of other operating expenses	—	(60,877)	—	—
Fees Paid Indirectly	(2)	(2)	(9)	(392)

Net Expenses	150,544	57,693	2,202,442	1,358,370

Net Investment Income	198,826	103,487	2,497,734	6,564,843

Net Realized Loss on Investments	(119,560)	(70,517)	(13,603,217)	(6,757,979)
Net Realized Gain (Loss) on Foreign Currency Transactions	(12,530)	(7,147)	(931,717)	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(476,769)	(95,470)	(33,537,815)	(3,264,083)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies.	(1,301)	(942)	(5,392)	—

Net Realized and Unrealized Loss on Investments	(610,160)	(174,076)	(48,078,141)	(10,022,062)

Net Decrease in Net Assets Resulting from Operations	$(411,334)	$(70,589)	$(45,580,407)	$(3,457,219)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS
FOR THE PERIOD ENDED
OCTOBER 31, 2015

STATEMENTS OF OPERATIONS
	Westwood Opportunistic High Yield Fund(1)	Westwood Market Neutral Income Fund(2)	Westwood Strategic Global Convertibles Fund(2)
Investment Income
Dividends	$—	$6,600	$3,858
Interest	148,260	74,594	48,637
Less: Foreign Taxes Withheld	(37)	—	(132)

Total Investment Income	148,223	81,194	52,363

Expenses
Investment Advisory Fees	14,540	22,578	20,068
Administration Fees	1,210	2,844	2,946
Chief Compliance Officer Fees	176	96	97
Trustees’ Fees	65	63	66
Offering Costs	46,028	29,107	17,838
Transfer Agent Fees	28,253	17,053	8,637
Professional Fees	27,482	25,933	24,527
Printing Fees	7,387	2,207	1,529
Registration and Filing Fees	6,406	2,406	596
Custodian Fees	2,908	829	1,360
Shareholder Servicing Fees — Institutional Shares	89	456	—
Dividend Expense	—	3,127	—
Stock Loan Fee	—	3,090	—
Other Expenses	29,698	2,962	3,203

Total Expenses	164,242	112,751	80,867

Less:
Waiver of Investment Advisory Fees	(14,540)	(22,578)	(20,068)
Reimbursement of other operating expenses	(133,772)	(55,607)	(38,055)
Fees Paid Indirectly	(2)	(1)	(1)

Net Expenses	15,928	34,565	22,743

Net Investment Income	132,295	46,629	29,620

Net Realized Gain (Loss) on Investments	(25,475)	10,997	(99,375)
Net Realized Gain on Securities Sold Short	—	56,146	—
Net Realized Gain on Purchased Options	—	158,004	—
Net Realized Loss on Written Options	—	(53,815)	—
Net Realized Gain (Loss) on Foreign Currency Transactions	—	266	(18,066)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(166,701)	(260,148)	(23,418)
Net Change in Unrealized Appreciation (Depreciation) on Securities Sold Short	—	104,466	—
Net Change in Unrealized Appreciation (Depreciation) on Purchased Options	—	10,223	—
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies.	—	—	92
Net Changed in Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	—	(54)	(10,011)

Net Realized and Unrealized Gain (Loss) on Investments	(192,176)	26,085	(150,778)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(59,881)	$72,714	$(121,158)

(1) Commenced operations December 29, 2014.

(2) Commenced operations May 1, 2015.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood Dividend Growth Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Income	$1,632,940	$1,799,023	$864,848	$801,338
Net Realized Gain (Loss) on Investments	12,026,604	19,546,132	6,153,088	9,292,579
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,646,572)	3,616,762	(4,135,223)	214,308

Net Increase (Decrease) in Net Assets Resulting from Operations	6,012,972	24,961,917	2,882,713	10,308,225

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(1,680,914)	(1,491,131)	(785,702)	(971,574)
A Class Shares	(6,816)	(34,741)	—	—

Net Realized Gains:
Institutional Shares	(16,628,336)	(19,820,624)	(8,755,219)	(8,454,739)
A Class Shares	(191,119)	(613,347)	—	—

Total Dividends and Distributions	(18,507,185)	(21,959,843)	(9,540,921)	(9,426,313)

Capital Share Transactions:

Institutional Shares:
Issued	4,176,992	11,899,847	3,777,214	3,036,459
Reinvestment of Dividends and Distributions	16,726,518	19,577,356	9,477,136	9,339,702
Redeemed	(33,812,123)	(42,717,321)	(16,274,308)	(12,820,345)

Increase (Decrease) from Institutional Shares Capital Share Transactions	(12,908,613)	(11,240,118)	(3,019,958)	(444,184)

A Class Shares:
Issued	71,636	724,447	N/A	N/A
Reinvestment of Dividends and Distributions	197,928	648,080	N/A	N/A
Redeemed	(4,425,053)	(633,299)	N/A	N/A

Increase (Decrease) from A Class Shares Capital Share Transactions	(4,155,489)	739,228	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,064,102)	(10,500,890)	(3,019,958)	(444,184)

Total Increase (Decrease) in Net Assets	(29,558,315)	(7,498,816)	(9,678,166)	437,728

Net Assets:
Beginning of Year/Period	166,004,002	173,502,818	84,008,724	83,570,996

End of Year/Period	$136,445,687	$166,004,002	$74,330,558	$84,008,724

Undistributed Net Investment Income	$1,084,405	$1,235,692	$619,290	$630,440

Shares Issued and Redeemed:

Institutional Shares:
Issued	347,245	965,419	317,437	251,096
Reinvestment of Dividends	1,394,848	1,684,394	807,593	819,981
Redeemed	(2,708,543)	(3,396,429)	(1,390,645)	(1,036,269)

Total Institutional Shares Transactions	(966,450)	(746,616)	(265,615)	34,808

A Class Shares:
Issued	5,903	58,624	N/A	N/A
Reinvestment of Dividends	16,536	55,921	N/A	N/A
Redeemed	(335,536)	(50,776)	N/A	N/A

Total A Class Shares Transactions	(313,097)	63,769	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(1,279,547)	(682,847)	(265,615)	34,808

(1) Commenced operations on December 29, 2014.

Amounts designated as “—” are $0.

N/A – Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SMidCap Fund		Westwood SmallCap Value Fund		Westwood MLP and Strategic Energy Fund(1)	Westwood Income Opportunity Fund
Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2014

$282,694	$156,042	$448,842	$601,016	$369,883	$219,489	$200,749	$43,644,588	$33,134,648
802,263	3,955,570	36,519,538	61,542,493	(1,592,465)	6,413,744	(704,612)	4,472,813	31,988,886
(1,131,080)	2,980,080	(34,845,981)	(15,871,956)	(714,263)	1,692,739	(6,426,471)	(76,598,947)	124,799,359

(46,123)	7,091,692	2,122,399	46,271,553	(1,936,845)	8,325,972	(6,930,334)	(28,481,546)	189,922,893

(285,817)	(141,886)	(654,251)	(2,285,479)	(328,785)	(86,976)	(126,147)	(38,440,410)	(21,787,673)
—	—	—	—	—	—	—	(2,778,901)	(1,797,175)

(3,717,974)	(1,375,254)	(56,877,722)	(49,229,486)	(6,293,311)	(4,802,067)	—	(23,286,467)	(2,547,299)
—	—	—	—	—	—	—	(2,287,729)	(274,696)

(4,003,791)	(1,517,140)	(57,531,973)	(51,514,965)	(6,622,096)	(4,889,043)	(126,147)	(66,793,507)	(26,406,843)

33,580,005	94,044,139	71,673,483	143,889,039	59,677,095	61,039,240	34,578,272	944,394,995	806,656,252
3,990,433	1,490,442	51,125,616	44,993,591	6,518,207	4,881,129	126,147	58,196,914	22,831,960
(30,459,725)	(19,801,641)	(115,787,039)	(129,293,323)	(28,821,526)	(20,696,022)	(1,716,609)	(613,551,398)	(296,622,958)

7,110,713	75,732,940	7,012,060	59,589,307	37,373,776	45,224,347	32,987,810	389,040,511	532,865,254

N/A	N/A	N/A	N/A	N/A	N/A	N/A	67,289,952	97,711,093
N/A	N/A	N/A	N/A	N/A	N/A	N/A	4,505,311	1,843,616
N/A	N/A	N/A	N/A	N/A	N/A	N/A	(134,852,393)	(45,363,596)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	(63,057,130)	54,191,113

7,110,713	75,732,940	7,012,060	59,589,307	37,373,776	45,224,347	32,987,810	325,983,381	587,056,367

3,060,799	81,307,492	(48,397,514)	54,345,895	28,814,835	48,661,276	25,931,329	230,708,328	750,572,417

116,383,852	35,076,360	538,951,939	484,606,044	107,158,178	58,496,902	—	2,300,557,783	1,549,985,366

$119,444,651	$116,383,852	$490,554,425	$538,951,939	$135,973,013	$107,158,178	$25,931,329	$2,531,266,111	$2,300,557,783

$370,956	$110,630	$16,449	$88,673	$135,536	$147,237	$74,602	$1,368,496	$9,539,194

2,407,771	7,053,279	4,292,827	8,409,921	4,248,389	4,340,122	3,544,327	64,189,215	56,425,884
291,455	117,705	3,157,675	2,714,489	468,654	369,160	16,454	3,991,004	1,596,579
(2,198,795)	(1,476,248)	(6,927,175)	(7,397,155)	(2,060,983)	(1,495,089)	(207,454)	(42,375,762)	(20,979,337)

500,431	5,694,736	523,327	3,727,255	2,656,060	3,214,193	3,353,327	25,804,457	37,043,126

N/A	N/A	N/A	N/A	N/A	N/A	N/A	4,574,541	6,843,542
N/A	N/A	N/A	N/A	N/A	N/A	N/A	307,507	129,260
N/A	N/A	N/A	N/A	N/A	N/A	N/A	(9,345,654)	(3,192,169)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	(4,463,606)	3,780,633

500,431	5,694,736	523,327	3,727,255	2,656,060	3,214,193	3,353,327	21,340,851	40,823,759

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
	Westwood Worldwide Income Opportunity Fund(1)	Westwood Global Equity Fund		Westwood Global Dividend Fund
	Period Ended October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Income	$59,622	$198,826	$185,473	$103,487	$172,141
Net Realized Loss on Investments and Foreign Currency Transactions	(78,715)	(132,090)	(108,902)	(77,664)	(65,423)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(303,904)	(478,070)	311,914	(96,412)	61,220

Net Increase (Decrease) in Net Assets Resulting from Operations	(322,997)	(411,334)	388,485	(70,589)	167,938

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(37,121)	(174,187)	(174,410)	(153,241)	(108,103)

Net Realized Gains:
Institutional Shares	—	—	(3,079)	—	—

Return of Capital:
Institutional Shares	(856)	—	—	—	—

Total Dividends and Distributions	(37,977)	(174,187)	(177,489)	(153,241)	(108,103)

Capital Share Transactions:

Institutional Shares:
Issued	8,795,981	2,799,352	4,366,454	655,765	1,603,356
Reinvestment of Dividends and Distributions	37,977	174,186	171,222	153,240	105,156
Redeemed	(744,486)	(2,774,647)	(2,437,111)	(2,032,441)	(1,337,189)

Increase (Decrease) from Institutional Shares Capital Share Transactions	8,089,472	198,891	2,100,565	(1,223,436)	371,323

Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,089,472	198,891	2,100,565	(1,223,436)	371,323

Total Increase (Decrease) in Net Assets	7,728,498	(386,630)	2,311,561	(1,447,266)	431,158

Net Assets:
Beginning of Period/Year	—	15,590,019	13,278,458	6,714,186	6,283,028

End of Period/Year	$7,728,498	$15,203,389	$15,590,019	$5,266,920	$6,714,186

Undistributed Net Investment Income	$—	$171,944	$159,834	$108,990	$145,499

Shares Issued and Redeemed:

Institutional Shares:
Issued	884,602	243,980	373,055	58,090	140,706
Reinvestment of Dividends and Distributions	4,112	15,538	14,730	13,818	9,249
Redeemed	(78,823)	(240,018)	(208,764)	(178,866)	(115,613)

Total Institutional Shares Transactions	809,891	19,500	179,021	(106,958)	34,342

Net Increase (Decrease) in Shares Outstanding	809,891	19,500	179,021	(106,958)	34,342

(1) Commenced operations May 1, 2015.

Amounts designated as “—” are either $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Emerging Markets Fund		Westwood Short Duration High Yield Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Operations:
Net Investment Income	$2,497,734	$713,303	$6,564,843	$6,632,742
Net Realized Loss on Investments and Foreign Currency Transactions	(14,534,934)	(1,975,758)	(6,757,979)	(304,125)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(33,543,207)	2,316,326	(3,264,083)	(3,671,035)

Net Increase (Decrease) in Net Assets Resulting from Operations	(45,580,407)	1,053,871	(3,457,219)	2,657,582

Dividends and Distributions:

Net Investment Income:
Institutional Shares	(657,761)	(465,648)	(6,498,644)	(6,613,358)
A Class Shares	(4,409)	(6,983)	(47,417)	(42,188)

Net Realized Gains:
Institutional Shares	—	—	—	(138,033)
A Class Shares	—	—	—	(705)

Return of Capital:
Institutional Shares	—	—	—	(7,513)
A Class Shares	—	—	—	(49)

Total Dividends and Distributions	(662,170)	(472,631)	(6,546,061)	(6,801,846)

Capital Share Transactions:

Institutional Shares:
Issued	310,726,619	9,730,368	42,974,533	131,838,689
Reinvestment of Dividends and Distributions	657,760	462,845	5,940,447	6,010,722
Redeemed	(84,214,882)	(9,117,352)	(92,824,290)	(52,083,984)

Increase (Decrease) from Institutional Shares Capital Share Transactions	227,169,497	1,075,861	(43,909,310)	85,765,427

A Class Shares:
Issued	50,000	253,246	1,407,043	811,184
Reinvestment of Dividends and Distributions	4,408	6,419	14,807	28,150
Redeemed	(109,700)	(602,698)	(1,295,148)	(242,687)

Increase (Decrease) from A Class Shares Capital Share Transactions	(55,292)	(343,033)	126,702	596,647

Net Increase (Decrease) in Net Assets from Capital Share Transactions	227,114,205	732,828	(43,782,608)	86,362,074

Total Increase (Decrease) in Net Assets	180,871,628	1,314,068	(53,785,888)	82,217,810

Net Assets:
Beginning of Year	50,470,674	49,156,606	185,718,489	103,500,679

End of Year	$231,342,302	$50,470,674	$131,932,601	$185,718,489

Undistributed Net Investment Income	$1,581,383	$661,864	$36,316	$—

Shares Issued and Redeemed:

Institutional Shares:
Issued	34,704,437	1,025,190	4,456,885	13,045,131
Reinvestment of Dividends and Distributions	73,823	53,384	621,794	597,734
Redeemed	(10,140,716)	(975,901)	(9,666,405)	(5,150,504)

Total Institutional Shares Transactions	24,637,544	102,673	(4,587,726)	8,492,361

A Class Shares:
Issued	5,361	28,440	145,086	79,958
Reinvestment of Dividends and Distributions	495	742	1,546	2,799
Redeemed	(11,852)	(70,237)	(134,317)	(24,303)

Total A Class Shares Transactions	(5,996)	(41,055)	12,315	58,454

Net Increase (Decrease) in Shares Outstanding	24,631,548	61,618	(4,575,411)	8,550,815

Amounts designated as “—” are either $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Opportunistic High Yield Fund(1)	Westwood Market Neutral Income Fund(2)	Westwood Strategic Global Convertibles Fund(2)
	Period Ended October 31, 2015	Period Ended October 31, 2015	Period Ended October 31, 2015
Operations:
Net Investment Income	$132,295	$46,629	$29,620
Net Realized Gain (Loss) on Investments, Purchased Options, Securities Sold Short and Foreign Currency Transactions	(25,475)	171,598	(117,441)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options, Securities Sold Short and Foreign Currency Transactions	(166,701)	(145,513)	(33,337)

Net Increase (Decrease) in Net Assets Resulting from Operations	(59,881)	72,714	(121,158)

Dividends and Distributions:

Net Investment Income:
Ultra Shares	(105,397)	(11,480)	—
Institutional Shares	(7,173)	(3,643)	—

Total Dividends and Distributions	(112,570)	(15,123)	—

Capital Share Transactions:

Institutional Shares:
Issued	321,981	3,281,823	5,863,597
Reinvestment of Dividends and Distributions	7,173	3,643	—
Redeemed	(41,749)	(10,227)	(73,377)

Increase from Institutional Shares Capital Share Transactions	287,405	3,275,239	5,790,220

Ultra Shares:
Issued	4,060,932	3,890,140	N/A
Reinvestment of Dividends and Distributions	105,396	11,480	N/A
Redeemed	(436,565)	—	N/A

Increase from Ultra Shares Capital Share Transactions	3,729,763	3,901,620	N/A

Net Increase in Net Assets from Capital Share Transactions	4,017,168	7,176,859	5,790,220

Total Increase in Net Assets	3,844,717	7,234,450	5,669,062

Net Assets:
Beginning of Period	—	—	—

End of Period	$3,844,717	$7,234,450	$5,669,062

Undistributed Net Investment Income	$19,725	$31,772	$4,749

Shares Issued and Redeemed:

Institutional Shares:
Issued	31,887	326,314	587,393
Reinvestment of Dividends and Distributions	745	362	—
Redeemed	(4,310)	(1,015)	(7,597)

Total Institutional Shares Transactions	28,322	325,661	579,796

Ultra Shares:
Issued	404,741	389,014	N/A
Reinvestment of Dividends and Distributions	10,891	1,141	N/A
Redeemed	(44,016)	—	N/A

Total Ultra Shares Transactions	371,616	390,155	N/A

Net Increase in Shares Outstanding	399,938	715,816	579,796

(1) Commenced operations December 29, 2014.

(2) Commenced operations May 1, 2015.

N/A – Not Applicable.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(7)
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^		NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)	RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Shares
2015	$13.07	$0.14		$0.37	$0.51	$(0.14)	$(1.49)	$—		$(1.63)	$11.95	4.00%		$134,658	0.90%		0.90%	1.15%	32%
2014	12.96	0.13		1.61	1.74	(0.10)	(1.53)	—		(1.63)	13.07	15.15		159,973	0.89		0.89	1.03	47
2013	11.30	0.15		2.58	2.73	(0.16)	(0.91)	—		(1.07)	12.96	26.45		168,345	0.91		0.91	1.23	75
2012	10.15	0.16		1.14	1.30	(0.15)	—	—		(0.15)	11.30	12.97		154,231	0.96^		0.92	1.46	40
2011	9.70	0.13		0.42	0.55	(0.10)	—	—		(0.10)	10.15	5.62		215,894	1.00^		0.91	1.26	42
A Class Shares
2015	$13.04	$0.15		$0.33	$0.48	$(0.05)	$(1.49)	$—		$(1.54)	$11.98	3.73%		$1,788	1.14%		1.14%	1.22%	32%
2014	12.94	0.09		1.62	1.71	(0.08)	(1.53)	—		(1.61)	13.04	14.83		6,031	1.14		1.14	0.76	47
2013	11.28	0.11		2.59	2.70	(0.13)	(0.91)	—		(1.04)	12.94	26.19		5,158	1.16		1.16	0.96	75
2012	10.13	0.12		1.15	1.27	(0.12)	—	—		(0.12)	11.28	12.67		4,595	1.21^		1.17	1.15	40
2011	9.67	0.10		0.42	0.52	(0.06)	—	—		(0.06)	10.13	5.37		4,352	1.25^		1.16	1.02	42
Westwood Dividend Growth Fund‡
Institutional Shares
2015	$12.57	$0.13		$0.33	$0.46	$(0.11)	$(1.34)	$—		$(1.45)	$11.58	3.62%		$74,331	0.91%		0.91%	1.06%	67%
2014	12.57	0.12		1.38	1.50	(0.14)	(1.36)	—		(1.50)	12.57	13.30		84,009	0.91		0.91	0.98	67
2013	11.00	0.19		2.40	2.59	(0.24)	(0.78)	—		(1.02)	12.57	25.94		83,571	0.93		0.93	1.64	70
2012	11.02	0.21		0.91	1.12	(0.18)	(0.96)	—		(1.14)	11.00	11.41		81,929	0.97^		0.96	1.97	95
2011(2)	11.39	0.05		(0.42)	(0.37)	—	—	—		—	11.02	(3.25	)†	71,594	1.00	*	1.04 *	1.24 *	24 **
2011(3)	9.33	0.13		2.00	2.13	(0.07)	—	—		(0.07)	11.39	22.92	†	72,293	1.02		1.03	1.19	66
Westwood SMidCap Plus Fund
Institutional Shares (commenced operations on March 28, 2011)
2015	$13.89	$0.03		$—	$0.03	$(0.03)	$(0.44)	$—		$(0.47)	$13.45	0.19%		$119,445	0.99	%^	0.90%	0.23%	52%
2014	13.07	0.02		1.37	1.39	(0.05)	(0.52)	—		(0.57)	13.89	11.05		116,384	1.00^		0.98	0.17	49
2013	9.81	0.06		3.26	3.32	(0.06)	—	—		(0.06)	13.07	34.05	†	35,076	1.00		1.16	0.49	55
2012	8.98	0.05		0.84	0.89	(0.03)	(0.03)	—		(0.06)	9.81	10.01	†	21,131	1.00		1.46	0.58	34
2011	10.00	0.02		(1.04)	(1.02)	—	—	—		—	8.98	10.20	†	10,874	1.00	*	2.35 *	0.37 *	31 **
Westwood SMidCap Fund
Institutional Shares
2015	$17.91	$0.02		$0.02	$0.04	$(0.02)	$(1.91)	$—		$(1.93)	$16.02	0.14%		$490,554	0.96%		0.96%	0.09%	56%
2014	18.38	0.02		1.45	1.47	(0.07)	(1.87)	—		(1.94)	17.91	8.90		538,952	0.95		0.95	0.11	51
2013	14.00	0.14		4.46	4.60	(0.22)	—	—		(0.22)	18.38	33.32		484,606	0.96		0.96	0.87	59
2012	14.64	0.14		1.02	1.16	(0.06)	(1.74)	—		(1.80)	14.00	9.57		385,944	0.95		0.95	1.05	37
2011	13.90	0.05		0.88	0.93	(0.05)	(0.14)	—		(0.19)	14.64	6.64		403,979	0.96		0.96	0.34	62
Westwood SmallCap Value Fund
Institutional Shares
2015	$14.57	$0.04		$(0.15)	$(0.11)	$(0.04)	$(0.84)	$—		$(0.88)	$13.58	(0.87)%		$135,973	1.10	%^	1.09%	0.30%	55%
2014	14.12	0.04		1.52	1.56	(0.02)	(1.09)	—		(1.11)	14.57	11.89	†	107,158	1.10		1.12	0.26	68
2013	10.21	0.05		4.33	4.38	(0.07)	(0.40)	—		(0.47)	14.12	45.00	†	58,497	1.14		1.21	0.39	72
2012	9.24	0.04		1.38	1.42	(0.02)	(0.43)	—		(0.45)	10.21	16.21	†	32,895	1.25		1.33	0.38	68
2011	8.56	—	(1)	0.68	0.68	—	—	—		—	9.24	7.94	†	32,664	1.25		1.28	(0.01)	103
Westwood MLP and Strategic Energy Fund
Institutional Shares (commenced operations on December 29, 2014)
2015	$10.00	$0.11		$(2.32)	$(2.21)	$(0.06)	$—	$—		$(0.06)	$7.73	(22.13	)%†	$25,931	1.00	%*	1.79%*	1.46%*	34%**
Westwood Income Opportunity Fund
Institutional Shares
2015	$14.88	$0.24		$(0.35)	$(0.11)	$(0.23)	$(0.15)	$—		$(0.38)	$14.39	(0.72)%		$2,387,027	0.84%		0.84%	1.66%	24%
2014	13.62	0.26		1.20	1.46	(0.18)	(0.02)	—		(0.20)	14.88	10.82		2,085,017	0.84		0.84	1.79	19
2013	12.33	0.27		1.23	1.50	(0.21)	—	—		(0.21)	13.62	12.27		1,404,119	0.86^		0.86	2.07	24
2012	11.41	0.32		0.86	1.18	(0.26)	—	—		(0.26)	12.33	10.46		805,218	0.90^		0.87	2.63	24
2011	11.08	0.33		0.26	0.59	(0.26)	—	—		(0.26)	11.41	5.35		448,112	0.90^		0.89	2.93	26
A Class Shares
2015	$14.87	$0.21		$(0.37)	$(0.16)	$(0.19)	$(0.15)	$—		$(0.34)	$14.37	(1.05)%		$144,239	1.09%		1.09%	1.41%	24%
2014	13.61	0.22		1.21	1.43	(0.15)	(0.02)	—		(0.17)	14.87	10.56		215,541	1.09		1.09	1.55	19
2013	12.32	0.23		1.24	1.47	(0.18)	—	—		(0.18)	13.61	12.02		145,866	1.11^		1.11	1.77	24
2012	11.40	0.28		0.87	1.15	(0.23)	—	—		(0.23)	12.32	10.22		61,662	1.15^		1.12	2.37	24
2011	11.07	0.30		0.26	0.56	(0.23)	—	—		(0.23)	11.40	5.13		25,262	1.15^		1.14	2.66	26
Westwood Worldwide Income Opportunity Fund
Institutional Shares (commenced operations on May 1, 2015)
2015	$10.00	$0.08		$(0.49)	$(0.41)	$(0.05)	$—	$—	(1)	$(0.05)	$9.54	(4.12	)%†	$7,728	0.95	%*	2.44%*	1.56%*	28%**
Westwood Global Equity Fund
Institutional Shares (commenced operations on December 26, 2012)
2015	$11.65	$0.15		$(0.47)	$(0.32)	$(0.13)	$—	$—		$(0.13)	$11.20	(2.71	)%†	$15,203	1.00%		1.68%	1.32%	24%
2014	11.46	0.15		0.19	0.34	(0.15)	— (1)	—		(0.15)	11.65	3.00	†	15,590	1.00		2.00	1.29	38
2013(6)	10.00	0.18		1.28	1.46	—	—	—		—	11.46	14.60	†	13,278	1.00	*	2.75 *	1.98 *	27 **
Westwood Global Dividend Fund
Institutional Shares (commenced operations on December 26, 2012)
2015	$11.42	$0.20		$(0.38)	$(0.18)	$(0.28)	$—	$—		$(0.28)	$10.96	(1.60	)%†	$5,267	1.00%		2.86%	1.79%	21%
2014	11.35	0.29		(0.03)	0.26	(0.19)	—	—		(0.19)	11.42	2.27	†	6,714	1.00		2.86	2.56	41
2013(6)	10.00	0.24		1.11	1.35	—	—	—		—	11.35	13.50	†	6,283	1.00	*	4.45 *	2.73 *	36 **

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(7)
	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL		TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECAPTURED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Emerging Markets Fund
Institutional Shares (commenced operations on December 26, 2012)
2015	$9.44	$0.12	$(1.72)	$(1.60)	$(0.12)	$—	$—		$(0.12)	$7.72	(17.09	)%†	$230,966	1.20%		1.29%		1.36%		45%
2014	9.31	0.13	0.09	0.22	(0.09)	—	—		(0.09)	9.44	2.43	†	49,954	1.20		1.86		1.46		28
2013(6)	10.00	0.15	(0.84)	(0.69)	—	—	—		—	9.31	(6.90	)†	48,266	1.20	*	2.08	*	1.87	*	43	**
A Class Shares (commenced operations on December 26, 2012)
2015	$9.41	$0.06	$(1.67)	$(1.61)	$(0.09)	$—	$—		$(0.09)	$7.71	(17.24	)%†	$377	1.45%		1.64%		0.73%		45%
2014	9.28	0.10	0.10	0.20	(0.07)	—	—		(0.07)	9.41	2.24	†	517	1.45		2.10		1.07		28
2013(6)	10.00	0.11	(0.83)	(0.72)	—	—	—		—	9.28	(7.20	)†	890	1.45	*	2.82	*	1.45	*	43	**
Westwood Short Duration High Yield Fund
Institutional Shares(commenced operations on December 28, 2011)
2015	$9.90	$0.42	$(0.60)	$(0.18)	$(0.42)	$—	$—		$(0.42)	$9.30	(1.83	)%†	$130,775	0.90%		0.94%		4.35%		44%
2014	10.13	0.42	(0.22)	0.20	(0.42)	(0.01)	—	(1)	(0.43)	9.90	2.01	†	184,609	0.90		0.93		4.17		36
2013	10.08	0.49	0.04	0.53	(0.48)	—	—		(0.48)	10.13	5.40	†	102,957	0.90		1.06		4.86		49
2012(4)	10.00	0.46	0.02	0.48	(0.40)	—	—		(0.40)	10.08	4.91	†	37,774	0.90	*	1.44	*	5.40	*	52	**
A Class Shares (commenced operations on June 28, 2013)
2015	$9.89	$0.39	$(0.58)	$(0.19)	$(0.40)	$—	$—		$(0.40)	$9.30	(1.98	)%†	$1,158	1.15%		1.19%		4.11%		44%
2014	10.12	0.39	(0.21)	0.18	(0.40)	(0.01)	—	(1)	(0.41)	9.89	1.77	†	1,110	1.15		1.18		3.91		36
2013(5)	9.94	0.15	0.18	0.33	(0.15)	—	—		(0.15)	10.12	3.32	†	544	1.15	*	1.32	*	4.41	*	49	(8)
Westwood Opportunistic High Yield Fund
Institutional Shares (commenced operations on December 29, 2014)
2015	$10.00	$0.39	$(0.44)	$(0.05)	$(0.33)	$—	$—		$(0.33)	$9.62	(0.55	)%†	$273	0.65	%*	5.97	%*	4.71	%*	37	%**
Ultra Shares (commenced operations on December 29, 2014)
2015	$10.00	$0.42	$(0.48)	$(0.06)	$(0.33)	$—	$—		$(0.33)	$9.61	(0.61	)%†	$3,572	0.60	%*	6.23	%*	5.02	%*	37	%**
Westwood Market Neutral Income Fund
Institutional Shares (commenced operations on May 1, 2015)
2015	$10.00	$0.09	$0.05	$0.14	$(0.03)	$—	$—		$(0.03)	$10.11	1.38	%†	$3,291	1.35	%*(9)	4.22	%*	1.83	%*	22	%**
Ultra Shares (commenced operations on May 1, 2015)
2015	$10.00	$0.09	$0.05	$0.14	$(0.03)	$—	$—		$(0.03)	$10.11	1.40	%†	$3,943	1.28	%*(9)	4.26	%*	1.73	%*	22	%**
Westwood Strategic Global Convertibles Fund
Institutional Shares (commenced operations on May 1, 2015)
2015	$10.00	$0.05	$(0.27)	$(0.22)	$—	$—	$—		$—	$9.78	(2.20	)%†	$5,669	0.85	%*	3.02	%*	1.11	%*	78	%**

Amounts designated as “—” are $0.

^ Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.

^^ Calculation performed using average shares for the period.

† Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.

†† Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

± The Westwood Dividend Growth Fund commenced operations on October 31, 2001 as the McCarthy Multi-Cap Stock Fund ( the “Precessor Fund”) which reorganized through an acquisition of all assets and liabilities to the Westwood Dividend Growth Fund on February 4, 2011. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Westwood Dividend Growth Fund’s financial highlights.

‡ Effective February 4, 2011, the Westwood Dividend Growth Fund acquired all of the assets and liabilities of the McCarthy Multi Cap Stock Fund (“Predecessor Fund”). The financial highlights for the periods prior to that date reflect the performance of the Predecessor Fund. The fund changed its fiscal year end from June 30 to October 31 in 2011.

* Annualized.

** Not annualized.

(1) Amount less than $0.01 per share.

(2) For the period from July 1, 2011 through October 31, 2011.

(3) For the fiscal year ended June 30.

(4) For the period from December 28, 2011 through October 31, 2012.

(5) For the period from June 28, 2013 through October 31, 2013.

(6) For the period from December 26, 2012 through October 31, 2013.

(7) Year ended October 31, unless otherwise indicated.

(8) Portfolio Turnover is for the Fund for the year.

(9) Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 57 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund (the “Funds”).

Each of the Westwood Funds is classified as a “diversified”, with the exception of the Westwood MLP and Strategic Energy Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Global Equity Fund, and Westwood Emerging Markets Fund seek long-term capital appreciation. The Westwood Global Dividend Fund seeks long-term appreciation and dividend income. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund seek to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund seek to provide total return through a combination of capital appreciation and current income. The Westwood Opportunistic High Yield Fund seeks to maximize total return through a high level of current income and capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Westwood MLP and Strategic Energy Fund and Westwood Opportunistic High Yield Fund commenced operations on December 29, 2014. The Westwood Worldwide Income Opportunity Fund, Westwood Market Neutral Income Fund, and the Westwood Strategic Global Convertibles Fund commenced operations on May 1, 2015.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Equity Linked Notes (“ELN”) are valued daily at the mean price provided by the ELN’s counterparty.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund, Westwood Global Dividend Fund and Emerging Markets Fund (the “Westwood International Funds”) use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2015, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of its normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the then current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in its Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of its prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short in its Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in its Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

As of October 31, 2015, the Westwood Market Neutral Income Fund engaged in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker on the Statement of Assets and Liabilities.

The Westwood Market Neutral Income Fund had prime brokerage borrowings throughout the period ended October 31, 2015 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$86,808	$14,491	1.13%	$81

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Market Neutral Income Fund and Westwood Strategic Convertibles Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Return of capital estimates — Distributions received from investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments, which is also indicative of activity during the year.

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2015, the Westwood Market Neutral Income Fund had open purchased option positions.

Master Limited Partnerships — The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Equity Linked Notes — The Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividend or to deliver common stock at maturity.

Classes  — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs —Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of a fund. As of October 31, 2015, the remaining amount still to be amortized for the Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Global Convertibles Fund was $7,233, $14,912, $4,836, $27,045 and $14,912 respectively.

Redemption Fees — The Funds retain a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds are reported on the Statements of Changes in Net Assets.

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the year.

The Fair Value of derivative instruments as of October 31, 2015, was as follow:

	Asset Derivatives October 31, 2015 Statement of Assets and Liability Location	Fair Value	Liability Derivatives October 31, 2015 Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments: Westwood Market Neutral Income Fund
Foreign Exchange Contracts	Unrealized Gain on Forward Foreign Currency Contracts	$—	Net Assets — Unrealized Loss on Forward Foreign Currency Contracts	$54
Equity Contracts	Purchased Options, at Value	13,950	Written Options, at Value	—
Credit Contracts	Purchased Options, At Value	15,000

Total Derivatives not accounted for as hedging instruments		$28,950		$54

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Purchased Options	Written Options	Total
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	$—	$—	$—	$—
Equity Contracts	—	158,004	(53,815)	104,189

Total	$—	$158,004	$(53,815)	$104,189

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Purchased Options	Written Options	Total
Market Neutral Income Fund
Foreign Exchange Contracts	$(54)	$—	$—	$(54)
Equity Contracts	—	9,824	—	9,824
Credit Contracts	—	399	—	399

Total	$(54)	$10,223	$—	$10,169

Written option transactions entered into during the year ended October 31, 2015 are summarized as follows:

Westwood Market Neutral Income Fund	Number of Contracts	Premium
Balance as of May 1, 2015(1)	—	$—
Written	350	22,385
Expired	(50)	(3,198)
Closing buys	(300)	(19,187)

Balance as of October 31, 2015	—	$—

(1)	Inception date.

4. Offsettting Assets and Liabilities:

The Market Neutral Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Market Neutral Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Market Neutral Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of October 31, 2015, the Market Neutral Income Fund financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Emerging Markets Funds, and Westwood Short Duration High Yield and have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares.

The Westwood Worldwide Income Opportunity, Westwood Opportunistic High Yield Fund and the Westwood Market Neutral Income Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares, The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2015, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Value Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Opportunistic High Yield Fund, and the Westwood Market Neutral Income Fund incurred $7,767, $670,909, $132,548, $1,242, $89 and $456, respectively, of shareholder servicing fees or an effective rate of 0.01%, 0.13%, 0.11%, 0.01%, 0.06%, and 0.06% respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Shares Expense Limitation”, the “A Class Shares Expense Limitation” and the “Ultra Shares Expense Limitation”). The contractual waivers for the following Funds are in place through February 28, 2016.

Fund	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation
Westwood LargeCap Value Fund	0.75%	1.00%	1.25%
Westwood Dividend Growth Fund	0.75%	1.00%	N/A
Westwood SMidCap Plus Fund	0.75%	1.00%	N/A
Westwood SmidCap Fund	0.75%	1.25%	N/A
Westwood SmallCap Value Fund	0.85%	1.10%	N/A
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%
Westwood Global Equity Fund	0.80%	1.00%	N/A
Westwood Global Dividend Fund	0.80%	1.00%	N/A
Westwood Emerging Markets Fund	0.95%	1.20%	1.45%
Westwood Short Duration High Yield Fund	0.75%	0.90%	1.15%

The contractual waivers for the following Funds are in place through February 28, 2017.

Fund	Advisory Fee	Institutional Class Expense Limitation	Ultra Shares Expense Limitation
Westwood MLP and Strategic Energy Fund	0.85%	1.00%	N/A
Westwood Opportunistic High Yield Fund	0.55%	0.75%	0.60%
Westwood Market Neutral Income Fund	0.85%	1.20%	1.05%
Westwood Worldwide Income Opportunity Fund	0.75%	0.95%	N/A
Westwood Strategic Global Convertibles Fund	0.75%	0.85%	N/A

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Short Duration High Yield Fund and the Opportunistic High Yield Fund, and pays the sub-adviser out of the fee that it receives from the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

For the year ended October 31, 2015, the Adviser recaptured waived fees of $112,242 and $14,612 for the Westwood SMidCap Plus Fund and the Westwood SmallCap Value Fund, respectively. At October 31, 2015, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until October 31:	Westwood SmallCap Value Fund	Westwood MLP and Strategic Energy Fund	Westwood Worlwide Income Opportunity Fund	Westwood Global Equity Fund	Westwood Global Dividend Fund
10/31/12-10/31/13	2016	$17,104	$—	$—	$161,855	$135,873
10/31/13-10/31/14	2017	18,937	—	—	143,780	124,951
10/31/14-10/31/15	2018	—	107,531	57,018	102,583	107,031

		$36,041	$107,531	$57,018	$408,218	$367,855

Fiscal Year	Subject to Repayment until October 31:	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Global Convertibles Fund
10/31/12-10/31/13	2016	$305,315	$108,847	$—	$—	$—
10/31/13-10/31/14	2017	324,420	52,533	—	—	—
10/31/14-10/31/15	2018	158,332	58,664	148,312	78,185	58,123

		$788,067	$220,044	$148,312	$78,185	$58,123

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2015, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$43,803,715	$77,184,861	$—	$—
Westwood Dividend Growth Fund	52,650,422	62,730,944	—	—
Westwood SMidCap Plus Fund	68,714,375	61,276,161	—	—
Westwood SMidCap Fund	288,704,116	354,011,751	—	—
Westwood SmallCap Value Fund	98,003,455	66,397,503	—	—
Westwood MLP and Strategic Energy Fund	35,709,094	4,961,529	—	—
Westwood Income Opportunity Fund	744,795,837	444,639,468	40,586,068	22,426,165
Westwood Worldwide Income Opportunity Fund	7,807,851	1,672,836	441,227	—
Westwood Global Equity Fund	3,518,236	3,663,738	—	—
Westwood Global Dividend Fund	1,201,277	2,455,217	—	—
Westwood Emerging Markets Fund	305,813,344	77,879,974	—	—
Westwood Short Duration High Yield Fund	60,555,519	93,284,732	—	—
Westwood Opportunistic High Yield Fund	4,768,346	922,228	11,775	—
Westwood Market Neutral Income Fund*	7,076,753	972,776	—	—
Westwood Strategic Global Convertibles Fund	9,281,372	3,921,434	—	—

*	The cost of purchases to cover securities sold short and the proceeds from securities sold short were $540,919 and $1,498,601, respectively, for the period ended October 31, 2015.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent differences which are primarily attributable to partnership adjustments, utilization of earnings and profits on shareholder redemptions, foreign currency exchange gain (loss), reclass of distributions, return of capital, paydown gain adjustment and REIT adjustments, have been reclassified to/from the following accounts.

	Undistributed Net Investment Income	Accumulated Realized Gain/(Loss)	Paid-in Capital
Westwood LargeCap Value Fund	$(96,497)	$(1,051,303)	$1,147,800
Westwood Dividend Growth Fund	(90,296)	(809,694)	899,990
Westwood SMidCap Plus Fund	263,449	(67,717)	(195,732)
Westwood SMidCap Fund	133,185	(4,749,135)	4,615,950
Westwood SmallCap Value Fund	(52,799)	(6,632)	59,431
Westwood Income Opportunity Fund	(10,595,975)	9,673,208	922,767
Westwood Worldwide Income Opportunity Fund	(21,645)	22,503	(858)
Westwood Global Equity Fund	(12,529)	12,529	—
Westwood Global Dividend Fund	13,245	(13,241)	(4)
Westwood Emerging Markets Fund	(916,045)	916,045	—
Westwood Short Duration High Yield Fund	17,534	(17,534)	—
Westwood Market Neutral Income Fund	266	(266)	—
Westwood Strategic Global Convertibles Fund	(24,871)	24,871	—

These reclassifications had no impact on the net assets or the net asset value per share of the Funds.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2015	$6,422,078	$12,085,107	$—	$18,507,185
2014	3,794,237	18,165,606	—	21,959,843
Westwood Dividend Growth Fund
2015	2,875,741	6,665,180	—	9,540,921
2014	4,652,883	4,773,430	—	9,426,313
Westwood SMidCap Plus Fund
2015	1,036,503	2,967,288	—	4,003,791
2014	186,129	1,331,011	—	1,517,140
Westwood SMidCap Fund
2015	654,251	56,877,722	—	57,531,973
2014	5,243,982	46,270,983	—	51,514,965
Westwood SmallCap Value Fund
2015	1,970,486	4,651,610	—	6,622,096
2014	2,961,459	1,927,584	—	4,889,043
Westwood MLP and Strategic Energy Fund
2015	126,147	—	—	126,147
Westwood Income Opportunity Fund
2015	47,273,500	19,520,007	—	66,793,507
2014	23,584,848	2,821,995	—	26,406,843
Westwood Worldwide Income Opportunity Fund
2015	37,119	—	858	37,977
Westwood Global Equity Fund
2015	174,187	—	—	174,187
2014	177,489	—	—	177,489

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood Global Dividend Fund
2015	$153,241	$—	$—	$153,241
2014	108,103	—	—	108,103
Westwood Emerging Markets Fund
2015	662,170	—	—	662,170
2014	472,631	—	—	472,631
Westwood Short Duration High Yield Fund
2015	6,546,061	—	—	6,546,061
2014	6,685,719	108,565	7,562	6,801,846
Westwood Opportunistic High Yield Fund
2015	112,570	—	—	112,570
Westwood Market Neutral Income Fund
2015	15,123	—	—	15,123

As of October 31, 2015, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Late-Year Loss Deferral	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood LargeCap Value Fund	$1,440,919	$10,502,712	$—	$—	$37,369,013	$(9)	$49,312,635
Westwood Dividend Growth Fund	695,861	5,265,407	—	—	9,446,147	(12)	15,407,403
Westwood SMidCap Plus Fund	370,956	718,998	—	—	8,967,206	—	10,057,160
Westwood SMidCap Fund	16,457	31,688,022	—	—	61,770,650	(8)	93,475,121
Westwood SmallCap Value Fund	135,536	171,564	—	—	12,940,282	3	13,247,385
Westwood MLP and Strategic Energy Fund	65,828	—	—	(556,673)	(6,565,281)	(355)	(7,056,481)
Westwood Income Opportunity Fund	1,368,493	4,900,793	—	—	228,817,142	4	235,086,432
Westwood Worldwide Income Opportunity Fund	—	—	—	(65,118)	(294,997)	(1)	(360,116)
Westwood Global Equity Fund	171,944	—	—	(205,451)	1,120,639	(1)	1,087,131
Westwood Global Dividend Fund	108,990	—	—	(162,491)	507,590	(1)	454,088
Westwood Emerging Markets Fund	1,581,383	—	—	(9,035,891)	(41,461,493)	(1)	(48,916,002)
Westwood Short Duration High Yield Fund	36,316	—	—	(7,076,541)	(6,696,019)	(4)	(13,736,248)
Westwood Opportunistic High Yield Fund	19,725	—	—	(25,475)	(166,701)	—	(172,451)
Westwood Market Neutral Income Fund	161,149	41,958	—	—	(145,513)	(3)	57,591
Westwood Strategic Global Convertibles Fund	4,751	—	—	(92,568)	(33,337)	(4)	(121,158)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood MLP and Strategic Energy Fund	$(556,673)	$—	$(556,673)
Westwood Worldwide Income Opportunity Fund	(65,118)	—	(65,118)
Westwood Global Equity Fund	(144,837)	(60,614)	(205,451)
Westwood Global Dividend Fund	(115,426)	(47,065)	(162,491)
Westwood Emerging Markets Fund	(6,570,612)	(2,465,279)	(9,035,891)
Westwood Short Duration High Yield Fund	(2,080,787)	(4,995,754)	(7,076,541)
Westwood Opportunistic High Yield Fund	(25,475)	—	(25,475)
Westwood Strategic Global Convertibles Fund	(92,568)	—	(92,568)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding securities sold short and purchased options, held by the Funds at October 31, 2015, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$101,085,552	$38,994,096	$(1,625,083)	$37,369,013
Westwood Dividend Growth Fund	64,944,091	11,324,367	(1,878,220)	9,446,147
Westwood SMidCap Plus Fund	110,313,860	14,499,980	(5,532,774)	8,967,206
Westwood SMidCap Fund	426,944,836	77,716,184	(15,945,534)	61,770,650
Westwood SmallCap Value Fund	122,977,277	22,812,872	(9,872,590)	12,940,282
Westwood MLP and Strategic Energy Fund	32,458,181	373,873	(6,939,154)	(6,565,281)
Westwood Income Opportunity Fund	2,295,295,462	282,899,895	(54,082,753)	228,817,142
Westwood Worldwide Income Opportunity Fund	8,022,431	78,327	(373,311)	(294,984)
Westwood Global Equity Fund	14,067,591	2,263,273	(1,140,101)	1,123,172
Westwood Global Dividend Fund	4,752,404	908,154	(398,870)	509,284
Westwood Emerging Markets Fund	272,174,933	5,900,349	(47,355,255)	(41,454,906)
Westwood Short Duration High Yield Fund	132,296,397	293,329	(6,989,348)	(6,696,019)
Westwood Opportunistic High Yield Fund	3,854,931	22,043	(188,744)	(166,701)
Westwood Market Neutral Income Fund	7,351,495	51,518	(311,666)	(260,148)
Westwood Strategic Global Convertibles Fund	5,646,621	161,440	(184,858)	(23,418)

10. Risks:

The Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund invest substantially all of their assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At October 31, 2015, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

The Westwood Market Neutral Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Market Neutral Income Fund and the Westwood Strategic Global Convertibles Fund invests substantially in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Market Neutral Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

The Westwood MLP and Strategic Energy Fund invest substantially in Master Limited Partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interest is all in a particular industry, the MLP will be negatively impacted by economic events that adversely impact that industry. Additional risks of investing in an MLP include those involved in investing in a partnership as opposed to a corporation. MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The Westwood Worldwide Income Opportunity Fund invests in other investment companies such as exchange-traded funds (“ETFs”), and other open ended funds. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Funds investment could decline, which could adversely affect the Fund’s performance.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

12. Other:

At October 31, 2015, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	2	46%
Westwood LargeCap Value Fund, A Class Shares	2	97%
Westwood Dividend Growth Fund, Institutional Shares	2	75%
Westwood SMidCap Plus Fund, Institutional Shares	4	55%
Westwood SMidCap Fund, Institutional Shares	5	83%
Westwood SmallCap Value Fund, Institutional Shares	3	61%
Westwood MLP and Strategic Energy Fund, Institutional Shares	2	99%
Westwood Income Opportunity Fund, Institutional Shares	2	54%
Westwood Income Opportunity Fund, A Class Shares	1	45%
Westwood Worldwide Income Opportunity, Institutional Shares	1	92%
Westwood Global Equity Fund, Institutional Shares	2	92%
Westwood Global Dividend Fund, Institutional Shares	1	89%
Westwood Emerging Markets Fund, Institutional Shares	2	64%
Westwood Emerging Markets Fund, A Class Shares	2	94%
Westwood Short Duration High Yield Fund, Institutional Shares	3	63%
Westwood Short Duration High Yield Fund, A Class Shares	1	36%
Westwood Opportunistic High Yield Fund, Institutional Shares	3	100%
Westwood Opportunistic High Yield Fund, Ultra Shares	1	100%
Westwood Market Neutral Income Fund, Institutional Shares	2	99%
Westwood Market Neutral Income Fund, Ultra Shares	1	100%
Westwood Strategic Global Convertibles Fund, Institutional Shares	1	99%

13. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has a $16.3 million uncommitted, senior secured line of credit which has a maturity date of February 16, 2016. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the year ended October 31, 2015, there were no borrowings outstanding.

14. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (Unaudited)

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Westwood Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund and Westwood Strategic Global Convertibles Fund (fifteen of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2015, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westwood LargeCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Value Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund and Westwood Strategic Global Convertibles Fund (fifteen of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2015, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2015

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015-October 31, 2015).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,000.80	0.90%	$4.52
Westwood LargeCap Value Fund, A Class Shares	1,000.00	999.20	1.14	5.78
Westwood Dividend Growth Fund, Institutional Shares	1,000.00	988.90	0.92	4.62
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	937.90	0.98	4.76
Westwood SMidCap Fund, Institutional Shares	1,000.00	943.50	0.98	4.80
Westwood SmallCap Value Fund, Institutional Shares	1,000.00	956.30	1.10	5.42
Westwood MLP and Strategic Energy Fund, Institutional Shares	1,000.00	738.30	1.00	4.38
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	980.30	0.84	4.19
Westwood Income Opportunity Fund, A Class Shares	1,000.00	978.20	1.09	5.43
Westwood Global Equity Fund, Institutional Shares	1,000.00	938.80	1.00	4.89
Westwood Global Dividend Fund, Institutional Shares	1,000.00	938.40	1.00	4.89
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	810.90	1.20	5.47
Westwood Emerging Markets Fund, A Class Shares	1,000.00	810.70	1.45	6.61
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	982.50	0.90	4.49
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	981.30	1.15	5.74
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	971.40	0.66	3.27
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	971.60	0.60	2.98

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES — (continued) (Unaudited)

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*
Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,020.69	0.90%	$4.57
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,019.42	1.14	5.84
Westwood Dividend Growth Fund, Institutional Shares	1,000.00	1,020.56	0.92	4.69
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,020.29	0.98	4.97
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,020.27	0.98	4.99
Westwood SmallCap Value Fund, Institutional Shares	1,000.00	1,019.66	1.10	5.60
Westwood MLP and Strategic Energy Fund, Institutional Shares	1,000.00	1,020.16	1.00	5.09
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,020.97	0.84	4.28
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.71	1.09	5.55
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,020.16	1.00	5.09
Westwood Global Dividend Fund, Institutional Shares	1,000.00	1,020.16	1.00	5.09
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,019.16	1.20	6.10
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,017.90	1.45	7.37
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,020.68	0.90	4.58
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,019.41	1.15	5.85
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,021.88	0.66	3.36
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,022.18	0.60	3.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period

Actual Fund Return
Westwood Worldwide Income Opportunity Fund, Institutional Shares	$1,000.00	$958.80	0.95%	$4.67	**
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,013.80	1.35	6.82	**
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,014.00	1.28	6.47	**
Westwood Strategic Global Convertibles Fund, Institutional Shares	1,000.00	978.00	0.85	4.21	**

Hypothetical 5% Return
Westwood Worldwide Income Opportunity Fund, Institutional Shares	$1,000.00	$1,020.30	0.95%	$4.85	*
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,018.39	1.35	6.87	*
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,018.74	1.28	6.52	*
Westwood Strategic Global Convertibles Fund, Institutional Shares	1,000.00	1,020.81	0.85	4.33	*

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (Inception to date).

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-386-3944. The following chart lists Trustees and Officers as of October 31, 2015.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED
BOARD MEMBERS[3,4]

ROBERT A. NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of SEI Alpha Strategy Portfolio to 2013.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Dirctorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INDEPENDENT
BOARD MEMBERS[3,4]

JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

JOSEPH T. GRAUSE JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Curernt Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Porfolios, LP to 2013.

BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[5]
INDEPENDENT
BOARD MEMBERS[3,4] (continued)

GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Porfolios, LP to 2013.

OFFICERS

MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.

STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2015. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.

RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006, SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012, SEI Insurance Products Trust and The KP Funds since 2013, The Advisors’ Inner Circle Fund III and O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.	None.

DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS (continued)

BRIDGETT E. SUDALL 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	None.

LISA WHITTAKER 37 yrs.old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).	None.

JOHN Y. KIM 34 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the advisory or sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 25, 2015 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

— the advisory agreement between Westwood Management Corp (the “Adviser”) and the Trust, on behalf of the Westwood Income Opportunity Fund, Westwood SMidCap Fund, Westwood LargeCap Value Fund, Westwood SmallCap Value Fund, Westwood Dividend Growth Fund, Westwood SMidCap Plus Fund, Westwood Short Duration High Yield Fund, Westwood Global Equity Fund, Westwood Global Dividend Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund (collectively, the “Funds”); and

— the sub-advisory agreement between the Adviser and SKY Harbor Capital Management, LLC (the “Sub-Adviser”), on behalf of the Westwood Short Duration High Yield Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and the Sub-Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Funds and the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

the Adviser’s and the Sub-Adviser’s investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were provided to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser and the Sub-Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreements were last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser and the Sub-Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Westwood Short Duration High Yield Fund, paid the Sub-Adviser pursuant to the sub-advisory agreement and that the fee payable to the Sub-Adviser reflected an arms-length negotiation between the Adviser and the Sub-Adviser. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser’s and the Sub-Adviser’s profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s and Sub-Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Westwood Worldwide Income Opportunity Fund

Westwood Market Neutral Income Fund

Westwood Strategic Global Convertibles Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

Board meetings were held on November 17, 2014 and February 10, 2015 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meetings, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meetings, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed advisory fees to be paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Funds as well as the Funds’ proposed objectives and strategies; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meetings to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meetings, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to enter into expense limitation and fee waiver arrangements with the Funds.

Because the Funds were new and had not commenced operations, they did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Funds or the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding the Funds’ investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2015, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying Dividends (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interet Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit (6)
Westwood LargeCap Value Fund (7)	0.00%	66.62%	33.38%	100.00%	49.17%	50.18%	0.00%	0.00%	100.00%	N/A
Westwood Dividend Growth Fund (7)	0.00%	71.45%	28.55%	100.00%	56.13%	55.59%	0.00%	0.00%	100.00%	N/A
Westwood SMidCap Plus Fund (7)	0.00%	74.11%	25.89%	100.00%	91.37%	90.41%	0.00%	0.00%	100.00%	N/A
Westwood SMidCap Fund (7)	0.00%	98.94%	1.06%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	N/A
Westwood SmallCap Value Fund (7)	0.00%	70.12%	29.88%	100.00%	51.78%	51.50%	0.00%	0.00%	100.00%	N/A
Westwood MLP and Strategic Energy Fund	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.19%	0.00%	N/A
Westwood Income Opportunity Fund (7)	0.00%	29.91%	70.09%	100.00%	95.62%	95.46%	0.36%	25.27%	100.00%	N/A
Westwood Worldwide Income Opportunity Fund	2.26%	0.00%	97.74%	100.00%	100.00%	100.00%	0.00%	4.03%	0.00%	N/A
Westwood Global Equity Fund	0.00%	0.00%	100.00%	100.00%	59.11%	100.00%	0.00%	0.00%	0.00%	9.38%
Westwood Global Dividend Fund	0.00%	0.00%	100.00%	100.00%	32.97%	45.71%	0.00%	0.00%	0.00%	5.23%
Westwood Emerging Markets Fund	0.00%	0.00%	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	36.19%
Westwood Short Duration High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	98.88%	0.00%	N/A
Westwood Opportunistic High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	99.98%	0.00%	N/A
Westwood Market Neutral Income Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.02%	0.00%	19.35%	0.00%	N/A
Westwood Strategic Global Convertibles Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

NOTICE TO SHAREHOLDERS — continued (Unaudited)

(6)	The percentage in this column represents the “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2015. The Westwood Global Equity Fund, Westwood Global Dividend Fund and Westwood Emerging Markets Fund expect to pass through $18,027, $8,454 and $375,498 respectively, as foreign tax credits on Form 1099-DIV for the year ending December 31, 2015 which shareholders of these portfolios will receive in late January 2016. In addition, for the year ended October 31, 2015, gross foreign source income amounted to $220,437, $108,719 and $5,130,446 respectively, and will be reported on Form 1099-DIV for the year ending December 31, 2015, which shareholders of these portfolios will receive in late January 2016.

(7)	These funds are designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

WHG-AR-001-1000

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.